UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. )

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☒Preliminary Proxy Statement

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☐Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material under § 240.14a-12

Battalion Oil Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BATTALION OIL CORPORATION 820 Gessner Road, Suite 1100 Houston, Texas 77024 832.538.0300

NOTICE OF 2025 Annual Meeting of Stockholders

April [   ], 2025

To the Stockholders of Battalion Oil Corporation:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Battalion Oil Corporation (the “Company”) will be held on Thursday, June 12, 2025, at 11:00 a.m., Central Time, at Two Memorial City Plaza, 820 Gessner Road, Magnolia Conference Room (Suite 280), Houston, Texas 77024, for the following purposes:

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1.	To elect six directors to serve until the next annual meeting of stockholders in accordance with our certificate of incorporation and bylaws;
2.	To approve, in a non-binding advisory vote, the executive compensation of the Company’s named executive officers;
3.	To determine, in a non-binding advisory vote, whether a stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years;
4.	To approve a proposed amended and restated certificate of incorporation, which will amend and restate our current Amended and Restated Certificate of Incorporation (the “Charter”), to:
4(a)	adopt a provision to provide for the exculpation of officers as permitted by recent amendments to Delaware law (the “Officer Exculpation Amendment”);
4(b)	adopt a provision to waive the corporate opportunity doctrine with respect to the Company’s stockholders, directors and their affiliates (the “Corporate Opportunity Amendment”);
4(c)

adopt a provision revising the votes required to amend, revise, or otherwise modify the terms of preferred stock, including when set forth in a certificate of designations (the “Preferred Stock Voting Amendment”); and

4(d)

further update the Charter’s text by removing or modifying expired provisions, integrating previously approved amendments and making minor clarifications and other updates, including to approve the amended terms of our Series A-1 Redeemable Convertible Preferred Stock that had been previously approved by holders of our preferred stock but not by our common stockholders (the “Charter Updates”).

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

If you were a stockholder as of the close of business on April 17, 2025 (the “Record Date”), you are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. Admittance at the Annual Meeting will be limited to stockholders of record as of the Record Date. Stockholders will need to provide a valid photo ID and proof of ownership of our common stock (e.g., the Notice, voting instruction form or brokerage statement).

We are pleased to furnish our proxy materials, including the Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2024, to each stockholder of record, over the Internet, as permitted by Securities and Exchange Commission rules. This process will enable us to provide you with a convenient way to access our proxy materials, while reducing the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders of record. Accordingly, on or about April [   ], 2025, the Company mailed the Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of the Record Date and posted its proxy materials on the website referenced in the Notice. As more fully described in the Notice, all stockholders may choose to access the proxy materials on the website referred to in the Notice or may request a printed set of the proxy materials.

Your vote is important. Please vote your proxy promptly so your shares can be represented, even if you plan to attend the Annual Meeting in person. You can vote by Internet or by telephone by using the voting procedures described in the Notice, or by requesting a printed copy of the proxy materials (including the proxy card), and completing, signing and returning the proxy card enclosed by mail. All stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting.

By order of the Board of Directors of Battalion Oil Corporation:
/s/ Jonathan D. Barrett
Jonathan D. Barrett, Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
The 2025 Annual Meeting of Stockholders TO BE HELD ON June 12, 2025

The Notice and our proxy materials, including the Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2024, are available on the Internet at www.proxyvote.com and at http://www.battalionoil.com/investors/annual-report-proxy-materials/.

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820 Gessner Road, Suite 1100 ⁞ Houston, Texas 77024
Telephone: 832.538.0300

Proxy Statement

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 12, 2025

General Information

These proxy materials are being furnished to you in connection with the solicitation of proxies by the board of directors (“Board”) of Battalion Oil Corporation, a Delaware corporation (referred to in this proxy statement as “Battalion,” the “Company,” “we,” “us,” or “our”), for use at the annual meeting of stockholders, and any adjournments or postponements thereof, to be held on Thursday, June 12, 2025 at 11:00 a.m., Central Time, at Two Memorial City Plaza, 820 Gessner Road, Magnolia Conference Room (Suite 280), Houston, Texas 77024.

Electronic Availability of Proxy Statement and Annual Report

As permitted under the rules of the Securities and Exchange Commission (the “SEC”), Battalion is making this proxy statement and its Annual Report on Form 10-K, for the fiscal year ended December 31, 2024, available to its stockholders electronically via the Internet. On or about April [   ], 2025, Battalion mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to its stockholders of record, as of the close of business on April 17, 2025 (the “Record Date”), which Notice sets forth instructions for accessing Battalion’s proxy materials electronically and instructions on how a stockholder can request to receive paper or e-mail copies of Battalion’s proxy materials.

Attendance and Participation

Attendance at the Annual Meeting will be limited to stockholders of record as of the Record Date. To be admitted to the Annual Meeting, you will be required to provide a photo ID and documentation showing that you owned common stock as of the Record Date. If you are a beneficial owner, you will also be required to provide the notice or voting instruction form you received from your broker, bank or other nominee or a brokerage statement reflecting your ownership of common stock as of the Record Date.

Even if you plan to attend the Annual Meeting in person, the Company strongly recommends that you vote your shares in advance (as described below) to ensure that your vote is counted, should you later be unable to attend the Annual Meeting.

Voting and Revocation of Proxies

If you provide specific voting instructions, your shares will be voted as you instruct. Whether you hold shares directly as a stockholder of record, or beneficially in street name, you may direct how your shares are voted at the annual meeting. If you are a stockholder of record, you may vote by submitting a proxy or by voting at the annual meeting, and if you hold your shares in street name, you may vote by submitting voting instructions to your broker, trustee or other nominee.

You may cast your vote by proxy as follows:

Internet at www.proxyvote.com by following the instructions on the Notice, or if you received proxy materials by mail, the proxy card;
Telephone by calling 1-800-690-6903 and following the voice prompts; or
Mailing the completed, signed and dated proxy card if you received proxy materials by mail, in the pre-addressed postage-paid envelope enclosed therewith.

Unless you otherwise direct in your proxy, the individuals named in the proxy card will vote the shares represented by such proxy in accordance with the recommendations of our Board. If you hold your shares in street name, please refer to the proxy card forwarded by your broker, trustee or other nominee to see which voting options are available to you and for instructions on how to vote. If you vote by Internet or by telephone, you need not return your proxy card. Proxies granted by telephone or over the Internet, in accordance with the procedures set forth on the proxy card, will be valid under Delaware law.

If you sign the proxy card of your broker, trustee or other nominee but do not provide voting instructions, your shares will not be voted unless your broker, trustee or other nominee has discretionary authority to vote. When a broker, trustee or other nominee holding shares for a beneficial owner is unable to vote on a particular proposal because such broker, trustee or other nominee does not have discretionary authority to vote in the absence of timely instructions from the beneficial owner, this is referred to as a “broker non-vote.” It is therefore particularly important that you indicate on the proxy card of your broker, trustee or other nominee how you want your shares to be voted in the election of the six director nominees named in this proxy statement and the other proposals to be voted upon at our annual meeting.

The Board is not aware of any business to be brought before the annual meeting other than as indicated in the Notice. If any other matter does come before the meeting, the persons named in the proxy card will vote the shares represented by the proxy in his or her best judgment.

Revocation of Proxy. A proxy may be revoked by a stockholder at any time prior to it being voted by delivering a revised proxy (by one of the methods described above) bearing a later date; voting in person at the annual meeting; or notifying our Corporate Secretary of the revocation in writing at our address set forth above in time to be received before the annual meeting.

Attendance at the meeting alone will not effectively revoke a previously executed and delivered proxy. If a proxy is properly executed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions from the stockholder. If the proxy card is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of our Board. If your shares are held in an account at a broker, trustee or other nominee, you should contact your broker, trustee or other nominee to change your vote.

Record Date and Vote Required for Approval. The record date with respect to this solicitation is April 17, 2025. Our voting stock consists of issued and outstanding shares of our common stock. Except as otherwise required by law or the Company’s certificate of incorporation, holders of our preferred stock shall not be entitled vote on matters submitted to the Company’s stockholders for approval. All holders of record of our common stock as of the close of business on April 17, 2025, are entitled to vote at the annual meeting and any adjournment or postponement thereof for which a new record date has not been established. As of the record date, we had 16,456,563 shares of common stock outstanding each of which entitles its holder to one vote on each matter submitted to our stockholders. Our stockholders do not have cumulative voting rights. In accordance with our bylaws, the holders of a majority of our common stock issued and outstanding and entitled to vote at the annual meeting, represented in attendance or by proxy, shall constitute a quorum at the annual meeting. If a quorum is not present at the annual meeting, a vote for adjournment will be taken among the stockholders present or represented by proxy. If a majority of the stockholders present or represented by proxy vote for adjournment, it is our intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting. The place and date to which the annual meeting would be adjourned would be announced at the meeting, but would in no event be expected to be more than 30 days after the date of the annual meeting.

Election of director nominees requires that each director be elected by a majority of the votes present in attendance or represented by proxy at the annual meeting and entitled to vote on this matter, thus the number of shares voted “FOR” a nominee must exceed the number of shares voted as “Withhold” from such nominee. For purposes of determining the outcome for each nominee broker non-votes will not be counted as entitled to vote and will have no effect on the outcome of the vote.

As an advisory vote, the proposal to approve the compensation of our named executive officers is not binding upon the Company. Additionally, the proposal regarding frequency of a stockholder advisory vote on executive compensation will be determined on an advisory basis by whichever of the choices —“1 YEAR,” “2 YEARS,” or “3 YEARS”— receives the greatest number of votes cast. Although advisory in nature, the Compensation Committee of our Board, which is responsible for overseeing our executive compensation program, values the opinions expressed by our stockholders and will consider the outcomes of those votes when making future compensation decisions.

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the 2025 Annual Meeting is required to adopt the proposed amendment and restatement of the Company’s existing Certificate of Incorporation (the “Charter”), or to approve any of the proposed amendments to be included in the Second Amended and Restated Certificate of Incorporation (the “A&R Charter”). In the absence of voting instructions from the beneficial owner, brokers do not have discretionary authority to vote on the proposals related to amending the Charter; therefore, brokers are not entitled to vote on this proposal. Abstentions and broker non-votes will have the same effect as votes “Against” the proposal with respect to such vote.

In addition, with respect to the Corporate Opportunity Amendment and the Preferred Stock Voting Amendment (each as defined below), the affirmative vote of a majority of the votes cast by our disinterested stockholders (within the meaning of Section 144 of the DGCL (as defined below)) with respect to each such proposal is required to adopt the amendments contemplated by such proposal (the “Disinterested Majority Standard”). Abstentions and broker non-votes will have no effect on such proposals with respect to such votes.

As of the Record Date, the Disinterested Majority Standard would be satisfied by the affirmative vote of (i) a majority of the total votes cast of shares of common stock not owned, directly or indirectly, by (x) Luminus Management, LLC, Oaktree Capital Management, LP, and Gen IV Investment Opportunities, LLC or affiliates thereof (affiliates are noted on the footnotes to the “Security Ownership of Certain Beneficial Owners and Management” table off this proxy statement) (collectively, the “Significant Stockholders”), or (y) a non-employee director of the Company for the Corporate Opportunity Amendment; and (ii) a majority of the total votes cast of shares of common stock not owned, directly or indirectly, by a holder of shares of preferred stock of the Company for the Preferred Stock Voting Amendment.

For purposes of the Corporate Opportunity Amendment, we have determined that, as of the Record Date, (i) the Significant Stockholders, which are the direct owners of shares of common stock and preferred stock of the Company, are affiliated with one or more non-employee directors and, together with our non-employee directors, are not disinterested stockholders for purposes of the Corporate Opportunity Amendment; (ii) no other affiliates or associates of such stockholders or non-employee directors own, directly or indirectly, any other shares of common stock; and (iii) no other stockholders (other than our non-employee directors) have a material interest in the Corporate Opportunity Amendment or a material relationship with any controlling stockholder or any other person that does have such a material interest. For purposes of the Preferred Stock Voting Amendment, as of the Record Date, (i) the Significant Stockholders are the direct owners of all the issued and outstanding shares of preferred stock of the Company and are not disinterested stockholders for purposes of the Preferred Stock Voting Amendment; and (ii) we have determined that (x) no other affiliates or associates of such stockholders own, directly or indirectly, any shares of common stock of the Company, other than and (y) no other stockholders have a material interest in the Preferred Stock Voting Amendment or a material relationship with any controlling stockholder or any other person that does have such a material interest.

If our stockholders do not approve the proposed amendments to the Company’s Charter, each such amendment, respectively, will not be adopted and incorporated into the A&R Charter.

If our stockholders do not approve A&R Charter, then the Second Amended and Restated Certificate of Incorporation, attached to this proxy statement as Appendix A, will not be adopted.

Proxy Solicitation. We will bear all costs relating to the solicitation of proxies. Our officers, directors and employees may solicit proxies personally, by mail, telephone, e-mail or other electronic means.

Submission of Stockholder Proposals. The deadline for submitting stockholder proposals for inclusion in our proxy statement for our next annual meeting is 120 calendar days before the one year anniversary of the date of this proxy statement. See “Submission of Stockholder Proposals for Our Next Annual Meeting of Stockholders” below for additional information.

We will provide to any stockholder, without charge and upon written request, a copy (without exhibits, unless otherwise specified) of our Annual Report on Form 10-K, as filed with the SEC for the fiscal year ended December 31, 2024. Any such request should be directed to: Battalion Oil Corporation, Attn: Corporate Secretary, 820 Gessner Road, Suite 1100, Houston, Texas 77024, telephone number: (832) 538-0300. The Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2024 is not part of the proxy solicitation materials.

Proposal 1
—Election of Directors

Our Board is committed to recruiting and retaining directors for election who will provide value to the Board through their diversity of skills, experiences and backgrounds to support the oversight of the Company’s strategy and business objectives. The Board and the Nominating & Corporate Governance Committee annually evaluate the needs of the Board as a whole and each Directors’ skills, experience and overall qualifications including independence.

Our bylaws state that the number of Directors will not be less than one nor more than seven directors. Effective June 10, 2021, the Company set the size of the Board to consist of six (6) directors. Our certificate of incorporation provides that each director nominee will then stand for election to a term expiring at the subsequent annual meeting of stockholders. Notwithstanding the expiration date of their term, each Director holds office until his or her successor is duly elected and qualified, or until such director’s earlier death, incapacity, resignation or removal. As of the date of this proxy statement, our Board consists of six (6) directors, five (5) of whom have been determined to be independent directors, as set forth in the applicable corporate governance rules of the NYSE American.

All of our current directors, Jonathan D. Barrett, David Chang, Gregory S. Hinds, Ajay Jegadeesan, William D. Rogers and Matthew B. Steele have been nominated for re-election at the 2025 Annual Meeting. If Messrs. Barrett, Chang, Hinds, Jegadeesan, Rogers and Steele each receive a majority of votes cast in favor of his continued service on the Board, each will serve for a term expiring at the next annual meeting of stockholders.

If any nominee should for any reason become unable to serve prior to the date of the annual meeting, the shares represented by all valid proxies will be voted for the election of such other person as the Board may designate as a replacement following recommendation by the Nominating & Corporate Governance Committee, or the Board may reduce the number to eliminate the vacancy.

Director Nominees and Board Recommendations

The following table reflects the names and ages of our current directors, the positions and offices held and the length of their continuous service as a director:

Name	Director Since	Age	Position
Jonathan D. Barrett	May 2020	57	Director (Chairman of the Board); Committee: Nominating & Corporate Governance
David Chang	Oct. 2019	45	Director; Committees: Compensation (Chair) and Reserves
Gregory S. Hinds	Oct. 2019	61	Director; Committees: Reserves (Chair), Audit and Compensation
Ajay Jegadeesan	May 2023	43	Director; Committees: Reserves and Nominating & Corporate Governance
William D. Rogers	Jun. 2021	64	Director; Committees: Audit (Chair), Nominating & Corporate Governance (Chair) and Compensation
Matthew B. Steele	Apr. 2023	46	Director; Chief Executive Officer

The Board unanimously proposes and recommends that you vote “FOR” each of the nominees for re-election to the board of directors.

Directors:

Jonathan D. Barrett | Independent Director and Chairman of the Board

Director Bio and Qualification Highlights:

■Mr. Barrett is the President of Luminus Management (“Luminus”), an investment management firm focused on investments across the capital structure of companies within the broader energy ecosystem.
■Mr. Barrett joined Luminus shortly after its founding in 2003 and has led the firm since 2011. From 2005 to 2007, he served as Managing Director and a member of the Investment Committee of LS Power Equity Advisors, the private equity arm of LS Power, a former affiliate of Luminus focused on the North American power and energy infrastructure industries.
■Prior to joining Luminus, Mr. Barrett was a Director in Salomon Smith Barney’s Merger and Acquisition Group.
■Mr. Barrett graduated with honors in Accounting from the University of Witwatersrand in Johannesburg, South Africa.
■He currently serves as a director on the boards of Luminus affiliates and certain private companies and non-profit organizations.

David Chang | Independent Director

Director Bio and Qualification Highlights:

■Mr. Chang is a Senior Vice President at LS Power Development, LLC (“LS Power”) where he is responsible for originating and managing investments in the energy sector across capital structures.
■Prior to joining LS Power in 2011, Mr. Chang was an analyst in the Global Energy investment-banking group at Credit Suisse.
■Mr. Chang holds a Bachelor of Arts in Economics and Mathematics from Columbia University.

Gregory S. Hinds | Independent Director

Director Bio and Qualification Highlights:

■Mr. Hinds is the founder of Fenceline Minerals, LLC (“Fenceline”), a privately held company formed in 2017.
■Prior to forming Fenceline, Mr. Hinds was the Chief Operating Officer of Jagged Peak Energy, LLC (“Jagged Peak”), having joined Jagged Peak at its inception in April 2013 through March 2017.
■Prior to his tenure at Jagged Peak, Mr. Hinds was Chief Operating Officer of Ute Energy (“Ute”), a private equity backed oil and gas company with operations focused in the Uinta Basin of Northeastern Utah, which was sold in November of 2012.
■Before Ute, Mr. Hinds was the Vice President of Uinta Basin Assets for the Bill Barrett Corporation (“Barrett”), where he was primarily responsible for the development of the West Tavaputs field as well as Barrett’s Blacktail Ridge and Lake Canyon properties. Prior to joining Barrett, he served as Geological Manager for Pennaco Energy and as an Exploration Geologist for Barrett Resources.
■Mr. Hinds holds a Bachelor of Science in Geology from Louisiana State University and a Master of Science in Geology from Texas A&M University. He is a Registered Professional Geologist in Utah, Wyoming and Texas.
■He currently serves on the board of directors of Terra Energy Partners and has previously served on the boards of Altamont Energy and Ridge Runner Resources.

Ajay Jegadeesan | Independent Director

Director Bio and Qualification Highlights:

■Mr. Jegadeesan is a Senior Advisor within the Global Opportunities fund at Oaktree Capital (“Oaktree”) where he is responsible for managing investments in the energy sector across capital structures.
■Prior to joining Oaktree in 2018, Mr. Jegadeesan worked in various engineering, leadership, exploration, asset development and operational roles at W.D. Von Gonten and Company, a boutique engineering advisory firm, where he led the due diligence and asset valuations for financial institutions and exploration & production companies culminating in deployment of over 20+ billion dollars in capital from 2011-2018 and Nutech Energy Alliance, and Schlumberger Technology Corporation.
■Mr. Jegadeesan holds a Master of Science degree in Chemical Engineering from Oklahoma State University and a Masters of Petroleum Engineering degree from the University of Houston.
■Mr. Jegadeesan currently serves as a director on the board of Sierra Energy Holdings and previously served on the board of PureWest Energy.

Matthew B. Steele | Director and Chief Executive Officer

Director Bio and Qualification Highlights:

■Mr. Steele has served as a director and Chief Executive Officer of the Company since April 2023.
■Mr. Steele was a founder and has been a member of the board of directors of CarbonPath, Inc. since March 2021.
■He previously served on the board of directors of Bowline Energy LLC from August 2021 to December 2023 and the board of directors of Bruin Management Operating LLC from March 2021 to October 2023.
■He also served as a Senior Advisor for Yellow Rock LLC from October 2021 to June 2023.
■Mr. Steele was the founder of Bruin E&P Partners LLC and served as Chief Executive Officer and President from September 2015 through March 2021.
■Mr. Steele holds a Bachelor of Science in Chemical Engineering with Honors from the University of Houston.

William D. Rogers | Independent Director

Director Bio and Qualification Highlights:

■Mr. Rogers is Managing Partner of CCE Advisory, LLC and CCE Investments LLC, providing advisory services to private equity infrastructure funds from 2019 to present.
■Mr. Rogers previously served as Executive Vice President and Chief Financial Officer of CenterPoint Energy from March 2015 to April 2019.
■Prior to his tenure at CenterPoint Energy, Mr. Rogers was Vice President and Treasurer of American Water Works Company, Inc., the largest publicly traded U.S. water and wastewater utility company, from October 2010 to January 2015.
■Mr. Rogers was also Chief Financial Officer of NV Energy, Inc. (“NV Energy”), an investor-owned utility headquartered in Las Vegas, Nevada, from February 2007 to February 2010. He has previously served as NV Energy’s Vice President of Finance, Risk and Tax, as well as Corporate Treasurer.
■Before joining NV Energy in June 2005, Mr. Rogers was a managing director in capital markets at Merrill Lynch and prior to that worked in a similar role at JPMorgan Chase in New York.
■Prior to his various roles across the utility, financial and banking industries, Mr. Rogers had a distinguished career as a commissioned officer in the United States Army.
■Mr. Rogers holds a Bachelor of Science degree from the United States Military Academy and a Master of Business Administration degree with concentration in Accounting and Finance from Duke University.
■Currently, Mr. Rogers serves as a director on the board of Grupo Protexa SA de CV, since June 2020, and previously served on the boards of Verdant Power Inc., from March 2021 to April 2022, and Enable GP, LLC (the general partner of Enable Midstream Partners, LP), from February 2015 to March 2019. He has also served as a member of the boards of directors of numerous non-profit organizations.

Additional information regarding the nominees for director, and all of our other directors, can be found under the sections entitled “Our Board of Directors and Its Committees,” “Security Ownership of Certain Beneficial Owners and Management,” and “Director Compensation” of this proxy statement.

Votes Required

Directors are elected by a majority vote of the votes present in person or represented by proxy and entitled to vote, thus the number of shares voted “FOR” a nominee must exceed the number of shares voted as “Withhold” from such nominee. For purposes of determining the outcome for each nominee, broker non-votes will not be counted as entitled to vote and will have no effect on the outcome of the vote. If you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted for each nominee for director. However, if you hold your shares in street name and do not instruct your broker how to vote in the election of directors, your shares will constitute a broker non-vote and will not be voted for any of the nominees. See the section of this proxy statement entitled “General Information—Voting and Revocation of Proxies.”

Our Board of Directors and its Committees

Meetings of Our Board of Directors and Committees of the Board

Our Board currently has four standing committees: Audit, Compensation, Nominating & Corporate Governance, and Reserves. Actions taken by our committees are reported to the full Board. Each committee conducts an annual evaluation of its duties and is expected to conduct an annual review of its charter and also has authority to retain, set the compensation for, and terminate consultants, outside counsel and other advisers as that committee determines to be appropriate. Our Board held twenty-three(23) meetings during 2024, including telephonic meetings, and acted by unanimous written consent eight (8) times. Each director attended at least 75% of the total meetings of the Board and the committee(s) on which such director serves during the period that such director served as a director or as a member on such committee(s).

The written charter of each of the Board’s committees is available on our website at www.battalionoil.com.

Committees of the Board

Director	Audit	Compensation	Nominating & Corporate Governance	Reserves
Jonathan D. Barrett
David Chang
Gregory S. Hinds
Ajay Jegadeesan
William D. Rogers
Matthew B. Steele

Meetings held in 2024	4	3	4	4

=	Chair
=	Member

Audit Committee. The members of our Audit Committee are Gregory S. Hinds and William D. Rogers, with Mr. Rogers serving as the chairman. Our Board has determined that all members of our Audit Committee are financially literate within the meaning of SEC rules, under the current listing standards of the NYSE American and in accordance with our audit committee charter. Our Board has also determined that all members of the Audit Committee are independent, within the meaning of SEC and applicable NYSE American regulations for independence for audit committee members, under our corporate governance guidelines, and in accordance with our Audit Committee Charter. Our Board determined that Mr. Rogers is an “audit committee financial expert” (as defined under SEC rules) because he possesses: (i) an understanding of generally accepted accounting principles in the United States of America and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Rogers acquired these attributes through his educational background and by having held various positions that provided relevant experience, as described in his biography under “Proposal 1 —Election of Directors” above.

The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting, cybersecurity matters and related legal and regulatory compliance. The Audit Committee annually considers the qualifications and evaluates the performance of our independent auditor and selects and engages our independent auditor. The Audit Committee meets quarterly with representatives of the independent auditor and is available to meet at the request of the independent auditor. During these meetings, the Audit Committee receives reports regarding our books of accounts, accounting procedures, financial statements, audit policies and procedures, internal accounting and financial controls, and other matters within the scope of the Audit Committee’s duties. The Audit Committee reviews the plans for and the results of audits for us and our subsidiaries. The Audit Committee reviews the independence of the independent auditor and considers and authorizes the fees for both audit and non-audit services provided by the independent auditor.

Compensation Committee. The members of our Compensation Committee are David Chang, Gregory S. Hinds and William D. Rogers, with Mr. Chang serving as the chairman. Our Board has determined that each member of the Compensation Committee meets the NYSE American standards for independence, and is a “non-employee director” as defined in Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), an “outside director” as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and meets the enhanced independence requirements set forth in Rule 10C-1 under the Exchange Act.

The Compensation Committee is entrusted with the overall responsibility for establishing, implementing and monitoring the compensation for our executive officers, administers the Battalion Oil Corporation 2020 Long-Term Incentive Plan (as amended, the “Plan”), and recommends awards and other stock-based grants under the Plan for our executive officers.

Our Compensation Committee may engage an outside independent compensation-consulting firm or seek other third-party advisement to assist the Board and the Compensation Committee in crafting our compensation program for our executive officers and to assist the Board in determining compensation for our non-employee directors. In connection with any engagement, the independent compensation consultant is tasked with, among other things, making recommendations to the Compensation Committee regarding an appropriate compensation peer group, assisting the Compensation Committee in establishing a competitive executive compensation program and making recommendations and providing analysis regarding the compensation of our executive officers, including the named executive officers, discussed below under the heading “Executive Compensation.”

Nominating & Corporate Governance Committee. The members of our Nominating & Corporate Governance Committee are Jonathan D. Barrett, Ajay Jegadeesan and William D. Rogers, with Mr. Rogers serving as the chairman. Our Board has determined that all members of the Nominating & Corporate Governance Committee are independent pursuant to the applicable NYSE American rules, under our corporate governance guidelines, and in accordance with our Nominating & Corporate Governance Committee Charter.

Our Nominating & Corporate Governance Committee is responsible for identifying qualified candidates to be presented to our Board for nomination as directors, ensuring that our Board and our organizational documents are structured in a way that best serves our practices and objectives, and developing and recommending a set of corporate governance principles. The Nominating & Corporate Governance Committee may consider candidates for our Board from any reasonable source, including a search firm engaged by the Nominating & Corporate Governance Committee, recommendations of the Board, management or nominations from our stockholders, in accordance with the procedures set forth in our bylaws. Although there is no specific policy regarding the consideration of diversity in identifying candidates, our Nominating & Corporate Governance Committee seeks to ensure the Board has diverse representation and the necessary skills to meet the corporate objectives and may consider whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of thoughts, industry experience, corporate and technical experience, age, gender, racial and ethnic background.

Reserves Committee. The members of our Reserves Committee are David Chang, Gregory S. Hinds and Ajay Jegadeesan, with Mr. Hinds serving as the chairman. Our Reserves Committee is composed solely of non-employee directors who are independent under our corporate governance guidelines and in accordance with our Reserves Committee Charter. Our Reserves Committee assists our Board with oversight in the preparation by independent petroleum engineers of annual and any special reserve reports and/or audits of the estimated amounts of our consolidated hydrocarbon reserves and related information. The Reserves Committee selects, engages and determines funding for the independent petroleum engineers, who evaluate our hydrocarbon reserves, and also determines their independence from the Company in accordance with, among other things, the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers.

Corporate Governance Matters

Corporate Governance Web Page and Available Documents. We maintain a corporate governance page on our website at www.battalionoil.com/investors/corporate-governance where you can find the following documents:

●	our Corporate Governance Guidelines;
●	our Code of Ethics for the Chief Executive Officer and Senior Financial Officers;
●	our Code of Conduct;
●	our Amended and Restated Insider Trading Policy;
●	our Regulation FD Policy; and
●	charters of our Audit, Compensation, Nominating & Corporate Governance, and Reserves Committees.

Notwithstanding any reference to our website contained in this proxy statement, the information you may find on our website is not part of this proxy statement. We will provide a printed copy of these documents, without charge, to stockholders who request copies in writing from: Battalion Oil Corporation, Attn: Corporate Secretary, 820 Gessner Road, Suite 1100, Houston, Texas 77024.

Director Independence. The current listing standards of the NYSE American require that our Board affirmatively determine the independence of each director and disclose such determination in the proxy statement for each annual meeting of our stockholders. On March 27, 2025, the Board affirmatively determined that each of Jonathan D. Barrett, David Chang, Gregory S. Hinds, Ajay Jegadeesan and William D. Rogers is an “independent director” under the guidelines described below and the applicable independence rules of the NYSE American.

In connection with its assessment of independence, our Board reviewed information regarding relevant relationships, arrangements or transactions between the Company and each director or parties affiliated with such director. Our Board has established the standards set forth below for determining director independence in our corporate governance guidelines.

A majority of the directors on our Board must be “independent.” No director qualifies as “independent” unless the Board affirmatively determines that such director has no “material relationship” with the Company, either directly, or as a partner, stockholder or officer of an organization that has a relationship with the Company. A “material relationship” is a relationship that the Board determines, after consideration of all relevant facts and circumstances, compromises the director’s independence from management. Our Board’s determination of independence must be consistent with all applicable requirements of the NYSE American, the SEC, and any other applicable legal requirements. Our Board may adopt specific standards or guidelines for independence in its discretion from time to time, consistent with those requirements.

Our corporate governance guidelines set forth our policy with respect to qualifications of the members of the Board, the standards of director independence, director responsibilities, Board meetings, director access to management and independent advisors, director orientation and continuing education, director compensation, management evaluation and succession, annual performance evaluation of the Board, and executive sessions.

Nomination Process. The Nominating & Corporate Governance Committee will consider stockholder nominees for election as directors. Any stockholder nominations must be received by us not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Nominations should be delivered to the Nominating & Corporate Governance Committee at the following address: Nominating & Corporate Governance Committee, c/o Battalion Oil Corporation, Attn: Corporate Secretary, 820 Gessner Road, Suite 1100, Houston, Texas 77024.

The stockholder’s nomination notice must set forth: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (a) the name, age, business address and residence address of the person; (b) the principal occupation or employment and business experience of the person for at least the previous five years; (c) the class and number of shares of our capital stock which are beneficially owned by the person; and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act; and (ii) as to the stockholder giving the notice: (a) the name and record address of the stockholder; and (b) the class and number of shares of our capital stock beneficially owned by the stockholder. Such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected. We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director.

In considering possible candidates for election as a director, the Nominating & Corporate Governance Committee is guided by the principles that each director should be an individual of high character and integrity and have:

●	independence;
●	business experience that will contribute meaningfully to the deliberations of our Board;
●	a proven record of accomplishment;
●	a willingness to commit time and energy to our business affairs; and

●	diversity of thoughts and knowledge to challenge both the Board and management on technical and business matters.

In considering possible candidates for election as directors, the Nominating & Corporate Governance Committee may, in its discretion, review the qualifications and backgrounds of existing directors and other nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of our Board, and recommend the slate of directors to be nominated for election at the ensuing annual meeting of stockholders.

The charter of our Nominating & Corporate Governance Committee provides that the committee will evaluate our corporate governance effectiveness and recommend such revisions, as it deems appropriate, to improve our corporate governance. The areas of evaluation may include such matters as the size and independence requirements of our Board, Board committees, management succession and planning, and regular meetings of our non-employee directors without management in executive sessions.

The Nominating & Corporate Governance Committee has not received any stockholder recommendations for nomination to our Board in connection with this year’s annual meeting. The Nominating & Corporate Governance Committee has recommended Messrs. Barrett, Chang, Hinds, Jegadeesan, Rogers and Steele for re-election.

Board Diversity. Our Nominating & Corporate Governance Committee charter requires the committee to review the composition of the Board as a whole and recommend, if necessary, measures to be taken so that our Board not only contains the required number of independent directors, but also reflects a diverse set of skills with the balance of knowledge, experience, skills, expertise, integrity, analytical ability and diversity as a whole that the committee deems appropriate. This review includes an assessment as to our Board’s current and anticipated need for directors with specific qualities, skills, experience or backgrounds; the availability of highly qualified candidates; committee workloads and membership needs; and anticipated director retirements. In making its recommendations, the Nominating & Corporate Governance Committee will also consider diversity on gender, racial, ethnic and any other self-identified diversity characteristics of directors and candidates to become directors, all with a view towards enhancing the effectiveness of our Board.

Leadership Structure. The Company’s bylaws provide that our Board annually elect one of its members to serve as Chairman; Mr. Jonathan Barrett currently serves as Chairman of the Board. Our Board believes that the interests of the Company and its stockholders are best served by maintaining the positions of Chairman and Chief Executive Officer separate and that this division of responsibilities provides an effective and efficient approach for addressing risk management.

Our corporate governance guidelines currently provide that non-management directors must meet at regularly scheduled executive sessions without management. During 2024, our non-management directors held four (4) executive sessions without management present.

Risk Oversight. It is the job of our executive officers, and other members of our senior management, to identify, assess, and manage our exposure to risk. At times, management has retained outside consultants to assist in identifying, assessing, analyzing and developing plans to mitigate enterprise risks. Our Board plays an important role in overseeing management’s performance of these functions. Our Board requires management to discuss and review efforts, policies and risks related to environmental, social, and governance (ESG). Identified metrics are measured and monitored with on-going dialogue with management on additional regulatory, compliance and community related requirements. Our Board has approved the Audit Committee Charter, which lists the primary responsibilities of the Audit Committee. Those responsibilities require the Audit Committee to discuss with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including cyber security risks, the substance of any significant litigation, contingencies or claims that had, or may have, a significant impact on the financial statements. The Audit Committee is also required to discuss with management and review the mechanisms, guidelines and policies that govern the processes by which risk assessment and management are undertaken.

Each of the Board’s other committees also oversee the management of risks that fall within such committee’s area of responsibility. Our Compensation Committee incorporates risk considerations, including the risk of loss of key personnel, as it evaluates the performance of our executive officers, reviews management development and determines compensation structure and amounts. Our Nominating & Corporate Governance Committee focuses on issues and risks relating to Board composition, leadership structures, succession planning and corporate governance matters. The focus of our Reserves Committee is on the integrity of the process of selecting our independent petroleum engineers and whether reports prepared by our independent petroleum engineers are prepared in accordance with the accepted or required petroleum engineering standards.

Our Board receives reports from its committees regarding the risks considered in their respective areas to ensure that our Board has a broad view of our strategy and overall risk management process. In performing its risk oversight function, each committee has full access to management, as well as the ability to engage advisors. Each committee’s charter is available on our website at www.battalionoil.com.

Policies as to Hedging and Company Securities. Our insider trading policy provides that the Company’s directors, officers (including named executive officers) and other employees (and certain other covered individuals) are specifically prohibited from, among other things, (i) selling Company securities short; or (ii) in respect of Company securities, engaging in put options, call options or other derivative securities on an exchange or in any other organized market. Our employees and directors are prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan. Additionally, the policy provides for restrictions on the unauthorized disclosure of any non-public information acquired in the workplace and the misuse of material non-public information in securities trading. The Company’s trading window is managed to meet the objectives of this policy and to maintain compliance with SEC guidelines.

Incentive Compensation Recoupment Policy. On November 28, 2023, our Board adopted an Incentive Compensation Recoupment Policy (the “Recoupment Policy”). Under the Recoupment Policy, our Board, unless the Compensation Committee deems it impracticable, may take reasonably prompt action to recoup all amounts of erroneously awarded compensation in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under U.S. securities laws, including any required accounting restatement to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

Communications with Directors. Our Board welcomes communications from our stockholders and other interested parties. Stockholders and any other interested parties may send communications to our (i) Board; (ii) any committee of our Board; (iii) Chairman of the Board; or (iv) any director in particular, directed to: Battalion Oil Corporation, Attn: Corporate Secretary, 820 Gessner Road, Suite 1100, Houston, Texas 77024.

Any correspondence addressed to our Board, to any committee of our Board, to the Chairman of the Board, or to any one of the directors in care of our offices is required to be forwarded to the addressee or addressees without review by any person to whom such correspondence is not addressed.

Directors’ Attendance at Stockholder Meetings. Our corporate governance guidelines provide that our directors are encouraged, but not required, to attend annual meetings of our stockholders. At the 2024 annual meeting of stockholders, none of our non-employee directors were able to attend the meeting.

Certain Relationships and Related Party Transactions

As required under SEC rules, the Company is required to disclose in our proxy statements any transactions that are determined to be directly or indirectly material to the Company or a related person.

In 2023 and 2024, the Company entered into the purchase agreements (further described below) with Luminus Management, LLC (“Luminus Management”), Oaktree Capital Management, LP (“Oaktree Capital”), and Gen IV Investment Opportunities, LLC (“Gen IV”), or affiliates thereof (collectively, the “Investors”), our largest three (3) existing shareholders, whose appointed representatives make up fifty percent (50%) of our Board, namely (i) Mr. Barrett, President of Luminus Management, (ii) Mr. Jegadeesan, Senior Advisor at Oaktree Capital, and (iii) Mr. Chang, Senior Vice President at LS Power Development, LLC (an affiliate of Gen IV). Each of the transactions contemplated by the purchase agreements was approved by our Board upon recommendation by a special committee of disinterested directors that was established to evaluate the proposed terms of each transaction.

Series A Preferred Stock Purchase Agreement. Purchase Agreement dated March 24, 2023, pursuant to which the Company issued an aggregate of 25,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) for an aggregate purchase price of approximately $24,375,000. The allocated shares of Series A Preferred Stock issued to, and purchase price paid by, each of the Investors was: (i) 13,336 shares of Series A Preferred Stock issued to Luminus Energy Partners Master Fund, Ltd. (an affiliate of Luminus Management, collectively, “Luminus”) for the purchase price of $13,002,600; (ii) 6,526 shares of Series A Preferred Stock issued to OCM HLCN Holdings, L.P. (an affiliate of Oaktree Capital, collectively “Oaktree”) for the purchase price of $6,362,850; and (iii) 5,138 shares of Series A Preferred Stock issued to Gen IV for the purchase price of $5,009,550.

Series A-1 Preferred Stock Purchase Agreement. Purchase Agreement dated September 6, 2023, pursuant to which the Company issued an aggregate of 38,000 shares of Series A-1 Convertible Preferred Stock (the “Series A-1 Preferred Stock”) for an aggregate purchase price of approximately $37,050,000. The allocated shares of Series A-1 Preferred Stock issued to, and purchase price paid by, each of the Investors was: (i) 20,269 shares of Series A-1 Preferred Stock issued to Luminus for the purchase price of $19,762,275; (ii) 9,921 shares of Series A-1 Preferred Stock issued to Oaktree for the purchase price of $9,672,975; and (iii) 7,810 shares of Series A-1 Preferred Stock issued to Gen IV for a purchase price of $7,614,750.

Series A-2 Preferred Stock Purchase Agreement. Purchase Agreement dated December 15, 2023, pursuant to which the Company issued an aggregate of 35,000 shares of Series A-2 Convertible Preferred Stock (the “Series A-2 Preferred Stock”) for an aggregate purchase price of approximately $34,125,000. The allocated shares of Series A-2 Preferred Stock issued to, and purchase price paid by, each of the Investors was: (i) 17,211 shares of Series A-2 Preferred Stock issued to Luminus for the purchase price of $16,780,725; (ii) 11,159 shares of Series A-2 Preferred Stock issued to Oaktree for the purchase price of $10,880,025; and (iii) 6,630 shares of Series A-2 Preferred Stock issued to Gen IV for a purchase price of $6,464,250.

Series A-3 Preferred Stock Purchase Agreement. Purchase Agreement dated March 27, 2024, pursuant to which the Company issued an aggregate of 20,000 shares of Series A-3 Convertible Preferred Stock (the “Series A-3 Preferred Stock”) for an aggregate purchase price of approximately $19,500,000. The allocated shares of Series A-3 Preferred Stock issued to, and purchase price paid by, each of the Investors was: (i) 9,835 shares of Series A-3 Preferred Stock issued to Luminus for the purchase price of $9,589,125; (ii) 6,376 shares of Series A-3 Preferred Stock issued to Oaktree for the purchase price of $6,216,600; and (iii) 3,789 shares of Series A-3 Preferred Stock issued to Gen IV for a purchase price of $3,694,275.

Series A-4 Preferred Stock Purchase Agreement. Purchase Agreement dated May 13, 2024, pursuant to which the Company issued an aggregate of 20,000 shares of Series A-4 Convertible Preferred Stock (the “Series A-4 Preferred Stock”) for an aggregate purchase price of approximately $19,500,000. The allocated shares of Series A-4 Preferred Stock issued to, and purchase price paid by, each of the Investors was: (i) 9,835 shares of Series A-4 Preferred Stock issued to Luminus for the purchase price of $9,589,125; (ii) 6,376 shares of Series A-4 Preferred Stock issued to Oaktree for the purchase price of $6,216,600; and (iii) 3,789 shares of Series A-4 Preferred Stock issued to Gen IV for a purchase price of $3,694,275.

Code of Conduct and Code of Ethics

The Company’s Code of Conduct and Code of Ethics for the Chief Executive Officer and Senior Financial Officers can be found on the Company’s website located at www.battalionoil.com. Any stockholder may request a printed copy of such materials by submitting a written request to: Battalion Oil Corporation, Attn: Corporate Secretary, 820 Gessner Road, Suite 1100, Houston, Texas 77024.

If the Company amends the Code of Ethics or grants a waiver, including an implicit waiver, from the Code of Ethics, the Company will disclose the information on its website. The waiver information will remain on the website for at least twelve months after the initial disclosure of such waiver.

Executive Officers of the Company

The following table sets forth the names and ages of our executive officers, the positions and offices with us currently held by such persons and the months and years in which continuous service began:

Name	Exec. Officer Since	Age	Position
Matthew B. Steele	Apr. 2023	46	Chief Executive Officer (Our principal executive officer and principal financial officer)
Daniel P. Rohling	Oct. 2019	42	Executive Vice President and Chief Operating Officer
Walter R. Mayer	Feb. 2013	49	Senior Vice President, General Counsel and Corporate Secretary

Our executive officers are appointed to serve until the meeting of the Board following the next annual meeting of stockholders and until their successors have been elected and qualified. Biographical information about each of our currently serving executive officers is set forth below, other than Mr. Steele, whose biographical information is included under the heading “Proposal 1—Election of Directors” above.

Daniel P. Rohling | Executive Vice President and Chief Operating Officer

Executive Officer Bio Highlights:

■Mr. Rohling has served as Executive Vice President and Chief Operating Officer since October 2019 and previously served as Vice President, Operations from September 2019 until October 2019.
■Prior to joining the Company, Mr. Rohling served as the Asset Vice President of Ajax Resources, LLC (“Ajax”), from January 2018 until it sold substantially all of its assets to Diamondback Energy, Inc. in October 2018, after which Mr. Rohling pursued additional opportunities.
■Prior to his tenure at Ajax, he served as Executive Vice President and General Manager - Rockies at XRO Energy, LLC from November 2017 to January 2018.
■Mr. Rohling began his career with El Paso Corporation (EP Energy Corporation) and served in various operations, business development and management roles, ultimately serving as Permian Basin Asset Manager from June 2013 to November 2017.
■Mr. Rohling has more than 18 years of oil and gas operations experience, earned a Bachelor of Science degree in Petroleum Engineering from Texas A&M University, and is an active member of the Society of Petroleum Engineers.

Walter R. Mayer | Senior Vice President, General Counsel and Corporate Secretary

Executive Officer Bio Highlights:

■Mr. Mayer has served as Senior Vice President, General Counsel since January 2023 and previously served as Vice President, Legal since 2013.
■Prior to joining the Company, Mr. Mayer served as Associate General Counsel at Petrohawk Energy Corporation starting in 2010.
■Mr. Mayer previously worked in the litigation group of Vinson & Elkins LLP focusing on commercial energy litigation.
■Mr. Mayer earned his law degree from the University of Virginia School of Law and is board certified in oil, gas and mineral law by the Texas Board of Legal Specialization.

Security Ownership of Certain Beneficial Owners and Management

The following sets forth information regarding the beneficial ownership of our common stock as of March 31, 2025 by (i) each person known by us to be the beneficial owner of more than 5% of our common stock; (ii) each of our named executive officers; (iii) each of our directors; and (iv) all or our current executive officers and directors as a group. As of March 31, 2025, 16,456,563 shares of our common stock were outstanding. Unless otherwise noted, the mailing address of each person or entity named below is 820 Gessner Road, Suite 1100, Houston, Texas 77024.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*(1)
Luminus Management, LLC (2)	16,661,693	61.8%
Oaktree Capital Group, LLC (3)	10,065,897	44.7%
Gen IV Investment Opportunities, LLC (4)	6,419,006	31.3%
Matthew B. Steele	8,782	*
Daniel P. Rohling	28,899	*
Walter R. Mayer	7,165	*
Jonathan D. Barrett (5)	16,661,693	61.8%
David Chang	—	*
Gregory S. Hinds	11,601	*
Ajay Jegadeesan	—	*
William D. Rogers	4,000	*
All current directors and executive officers as a group (8 individuals)	16,722,130	62%
*	Less than one percent.
(1)	Unless otherwise indicated, each stockholder has sole voting and investment power with respect to all shares of common stock indicated as being beneficially owned by such stockholder. Shares of common stock that are not outstanding, but which a designated stockholder has the right to acquire within 60 days, are included in the number of shares beneficially owned by such stockholder and are deemed to be outstanding for purposes of determining the percentage of outstanding shares beneficially owned by such stockholder, but not for purposes of determining the percentage of outstanding shares beneficially owned by any other designated stockholder.
(2)	According to, and based solely upon, Schedule 13D/A filed by Luminus Management, LLC and Luminus Energy Partners Master Fund, Ltd. (collectively, “Luminus”) with the SEC on June 20, 2024. The business address for Luminus is 1811 Bering Drive, Suite 400, Houston, Texas 77057. Ownership and voting rights shared with Jonathan D. Barrett.
(3)	According to, and based solely upon, Schedule 13D/A filed by OCM HLCN Holdings, L.P., Oaktree Fund GP, LLC, Oaktree Fund GPI, L.P., Oaktree Capital I, L.P., OCM Holdings I, LLC, Oaktree Holdings, LLC and Oaktree Capital Group, (collectively, “Oaktree”) with the SEC on May 15, 2024. The business address for Oaktree is 333 S. Grand Avenue, 28th Floor, Los Angeles, California 90071.
(4)	According to, and based solely upon, Schedule 13D/A filed by Gen IV Investment Opportunities, LLC, LSP Generation IV, LLC and LSP Investment Advisors, LLC (collectively, “Gen IV”) with the SEC on June 20, 2024. The business address for Gen IV is 1700 Broadway, 35th Floor, New York, New York 10019.
(5)	Ownership and voting rights shared with Luminus Management, LLC.

Executive Compensation

The following discussion of executive compensation contains descriptions of various employment-related agreements and employee benefit plans. These descriptions are qualified in their entirety by reference to the full text of the referenced agreements and plans, which have been filed by us as exhibits to our reports on Forms 10-K, 10-K/A, 10-Q and 8-K filed with the SEC.

Our compensation philosophies and programs are designed, structured and administered under the oversight of the Compensation Committee. Among the important responsibilities delegated to the Compensation Committee by our Board is evaluating the performance of, and making recommendations on the compensation of, the senior management of the Company, including the performance and compensation of our executive officers discussed below.

For the purposes of our discussion, our named executive officers (“NEO”) for 2024 are:

Name	Title
Matthew B. Steele	Chief Executive Officer (principal executive officer & principal financial officer)
Daniel P. Rohling	Executive Vice President, Chief Operating Officer
Walter R. Mayer	Senior Vice President, General Counsel and Corporate Secretary

Our Compensation Committee

The Compensation Committee of the Board is comprised entirely of independent directors in accordance with the applicable rules of the NYSE American. The primary duties and responsibilities of the Compensation Committee are to implement our compensation policies and programs for senior management, including the NEOs. The Compensation Committee has the authority under its charter to select and engage the services of a compensation consultant, independent legal counsel or other advisor after considering certain factors relevant to independence from management. After conducting its independence assessment, the Compensation Committee has the authority to engage, obtain the advice of, oversee, terminate and determine funding for such independence professional advisors, including but not limited to consulting firms, independent legal counsel or other advisors, as the Compensation Committee determines appropriate to carry out its functions. A current copy of the Compensation Committee charter is available on our website at www.battalionoil.com under the section entitled “Investors — Corporate Governance.” The Compensation Committee also reviews and assesses the adequacy of its charter, at least annually, and recommends any proposed changes to our Board for approval.

The chairman of the Compensation Committee works with our Chief Executive Officer, or the officer of the Company responsible for managing employee compensation, to establish an agenda for each meeting of the Compensation Committee and to prepare meeting materials. Various members of management, including our Chief Executive Officer, may be invited to attend all or a portion of a Compensation Committee meeting depending on the nature of the matters to be discussed. Only members of the Compensation Committee vote on items before the Compensation Committee; however, the Compensation Committee and the Board often solicit the views of senior management on compensation matters, in particular as they relate to the compensation of other members of senior management.

The Role of Our Independent Compensation Consultant

In 2024, the Compensation Committee determined not to engage an independent compensation consulting firm and relied on previously provided reports, analyses, and/or advice regarding the appropriate compensation benchmarks for our 2024 compensation program for senior management, including our NEOs.

2024 Executive Compensation

Summary Compensation Table. The table below sets forth information regarding compensation for our NEOs for the years indicated:

Name and Principal Position	Year	Salary (1)	Bonus	All Other Compensation (2)	Total
Matthew B. Steele	2024	$294,063	$367,500	$1,107	$662,670
Chief Executive Officer	2023	$187,500	$125,000	$683	$313,183
Daniel P. Rohling	2024	$356,562	$367,500	$24,107	$748,169
Executive Vice President and Chief Operating Officer	2023	$350,000	$350,000	$22,982	$722,982
Walter R. Mayer	2024	$284,350	$231,263	$24,107	$521,720
Senior Vice President, General Counsel & Corporate Secretary	2023	$275,000	$179,688	$23,607	$478,295
(1)	Represents actual base salary paid in the year.

(2)	For 2024, the amounts reported for “All Other Compensation” include amounts provided to the NEOs as outlined in the table below, with respect to (a) the matching contribution that we make on account of employee contributions under our 401(k) Savings Plan; and (b) premiums paid by the Company for executive long-term disability insurance.
All Other Compensation
Named Executive Officer	(a)	(b)
Matthew B. Steele	—	$1,107
Daniel P. Rohling	$23,000	$1,107
Walter R. Mayer	$23,000	$1,107

Pay versus Performance Table

The table below sets forth information regarding compensation for our principal executive officer and the financial performance of the Company for the years indicated:

	Pay						Performance
	PEO (1)				Average of other NEOs (2)
Year	Summary Compensation Table Total (Steele)	Summary Compensation Table Total (Little)	Compensation Actually Paid (Steele)	Compensation Actually Paid (Little)	Summary Compensation Table Total	Average Compensation Actually Paid	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income
2024	$662,670	—	$662,670	—	$634,944	$460,283	$20.72	$(31,882,115)
2023	$313,183	$1,142,100	$313,183	$416,549	$647,574	$496,048	$115.78	$(3,048,000)
2022	—	$603,107	—	$803,996	$448,596	$495,072	$116.99	$18,539,000
(1)	For 2024 and Apr. – Dec. 2023, Matthew B. Steele was the Principal Executive Officer (“PEO”). For Jan. – Mar. 2023 and 2022 the PEO was Richard H. Little.
(2)	The Non-PEO NEOs were, for the respective year: (a) Daniel P. Rohling and Walter R. Mayer for 2024 and 2022; and (b) Daniel P. Rohling, Walter R. Mayer and Leah R. Kasparek for 2023.

Pay versus Performance Graphs.

Narrative Disclosure to Summary Compensation Table

The principal elements of our executive compensation program are base salary, annual cash incentives (which are dependent upon our annual assessment of management performance), long-term equity incentives and post-termination severance (under certain circumstances), and other benefits and perquisites, consisting of life and health insurance benefits, a qualified 401(k) savings plan and limited tax gross ups. From time to time, we may vary the mix of compensation utilized, depending upon our current view of the most effective method to provide incentives under current market conditions, taking into account the compensation practices of our compensation peer group and the advice of our independent compensation consultant. All long-term incentives are awarded under the Plan. No grants of Plan-based awards were made to our NEOs during 2024.

Base Salary. We review base salaries for our executive officers annually to determine if a change is appropriate. In reviewing base salaries, we consider several factors, including a comparison to base salaries paid for comparable positions in our compensation peer group, the relationship among base salaries paid within our Company and individual experience and contributions. Our intent is to set base salaries at levels that we believe are consistent with our compensation program design objectives and align our executives with peers to allow the Company to retain executive talent in a competitive environment.

In 2024, the Board approved merit-based compensation adjustments for our NEOs, as follows:

Name	Adjusted Base Salary
Matthew B. Steele (1)	$367,500
Daniel P. Rohling (1)	$367,500
Walter R. Mayer (2)	$284,350
(1)Pay rate effective August 16, 2024. (2)Pay rate effective January 1, 2024.

Annual Cash Incentives. We typically determine annual cash incentives following the end of the year on the basis of management performance during the year. Generally, at the beginning of the year, the Compensation Committee establishes certain operating and financial performance metrics, assigns them relative weightings and establishes annual targets for payout for each of them. Targeted payouts may range from 0% of base salary for not meeting the minimum annual targets, 100% of base salary for achieving more aggressive annual targets and 200% of base salary for achieving the most aggressive, or “stretch,” annual targets. Targets at the 100% payout level are intended to be achievable but challenging to reach. Individual performance may also factor into establishing annual cash incentives as our Compensation Committee recognizes that each member of senior management will contribute to the overall success in the achievement of our goals to varying degrees, and it may take these relative contributions into account when considering compensation generally, and annual cash incentives in particular.

Our Compensation Committee typically retains a significant level of discretion with respect to annual cash incentive awards regardless of the degree to which pre-established operating and financial performance metrics are met because of the limitations inherent in pre-established quantitative measures of performance when operating in a dynamic business environment. At the beginning of 2024, our Compensation Committee established operating and financial performance metrics covering the following areas:

●	health and safety, including total reportable incident rate targets; non-planned H2S alarms; serious incident near misses; OSHA recordable events; and average quality field observations per quarter;
●	capital efficiency, as evidenced by oil production volume and capital expenditure targets;
●	controlling costs, including lease operating expense per Boe, cash G&A and average well cost targets;
●	financial targets for EBITDA, leverage ratio and oil deducts;
●	consummation of transaction resulting in a change in control of the Company; and
●	corporate targets, including increases in market capitalization, syndication of the revolving credit agreement and monetization of certain assets.

The specific targets adopted were intended to be challenging but achievable. Incentive opportunities for the named executives were 100% of base salary for achieving minimum targets up to a maximum of 200% for achieving stretch targets, with performance falling between targets determined using linear interpolation. As noted

earlier, as a general matter we do not believe that strictly formulaic or inflexible compensation programs are necessarily appropriate for our Company, particularly given the dynamic nature of our Company and business environment, nor do we believe that such programs will necessarily provide appropriate incentives or rewards for the performance that we expect; therefore, our Compensation Committee typically retains significant discretion in assessing the performance of the Company or an individual, may alter performance metrics and targets as circumstances warrant and, in doing so, take such factors into consideration as may be deemed appropriate from time to time. Accordingly, compensation, including annual cash compensation, may vary greatly from year to year and from executive to executive as a consequence of corporate performance and individual contribution relative to such factors that we may consider important, which may carry varying weight over time depending on the circumstances.

In March 2025, the Compensation Committee reviewed the performance of the Company and management for the year ended December 31, 2024, against the performance metrics established at the beginning of 2024. Based on performance and adjustments, the Compensation Committee recommended, and the Board approved, short-term incentive payments to our current named executive officers, as reflected under the column heading “Bonus” in the “Summary Compensation Table” appearing elsewhere herein.

Additionally, pursuant to the R&I Plan (defined below), the Compensation Committee recommended, and the Board approved, payment of cash bonuses (the “Retention Bonuses”) to participants who were employees at the time the Plan was implemented, including our NEOs, and who remain employed by the Company through December 31, 2026 (the “Retention Bonus Term”). Subject to certain restrictions, the Retention Bonuses consist of two payments, the first payment occurred in early March 2025, and the second will become payable at the end of the Retention Bonus Term. The Retention Bonuses are subject to the participant’s continued employment with the Company and would be owed back to the Company if the participant leaves the Company without good reason or if their employment is terminated for cause before the Retention Bonus Term. Participants, including our NEOs, will also receive a partial advance payment on their 2025 bonus equal to 50% of their target bonus (the “2025 Bonus Prepayment”), which will be payable after the second quarter of 2025. The 2025 Bonus Prepayment is subject to the participant’s continued employment with the Company and would be owed back to the Company if the participant leaves the Company without good reason or if their employment is terminated for cause before December 31, 2025.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements. The Company has entered into employment agreements with each of Messrs. Rohling and Mayer, which automatically renew annually for successive one (1) year periods unless either party provides written notice of non-renewal at least thirty (30) days prior to the expiration of the then-effective term.

Retention and Incentive Plan. On March 4, 2025, the Company adopted a Retention and Incentive Plan (the “R&I Plan”) to provide for certain compensation for retention and incentives to eligible employees of the Company, including NEOs. Under the R&I Plan, the Company entered into a retention agreement with each of the named executive officers referenced below. Additionally, pursuant to the R&I Plan, each of the participants thereunder, including NEOs, agreed to and waived all rights to the Equity Grant Units, awarded under the previously disclosed Merger Incentive Plan, dated as of September 19, 2024, which would have vested upon a change in control event, resulting in such awards being rescinded and deemed null and void, and the associated Equity Grant Units were cancelled.

Pursuant to the employment agreements and retention agreements, if the Company terminates an executive’s employment without “Cause” or the executive terminates his employment with the Company for “Good Reason” prior to the end of the then-applicable employment term or retention term, such executive is entitled to the termination benefits set forth on the following table, both prior to and after the occurrence of a change of control of our Company.

	Severance	Vesting of	2025 Bonus & Retention	Change of Control
	Payment (1)	RSUs (2)	Retention (3)	Bonus (4)	Other (5)	Total
Without Cause/For Good Reason
Matthew B. Steele	$28,269	—	$321,250	—	$5,398	$354,917
Daniel P. Rohling	$500,000	—	$328,750	—	—	$828,750
Walter R. Mayer	$284,350	—	$181,631	—	$23,692	$489,673

Following Change of Control
Matthew B. Steele	$28,269	—	$321,250	$1,270,000	$5,398	$1,624,917
Daniel P. Rohling	$500,000	$45,690	$328,750	$1,000,000	—	$1,874,440
Walter R. Mayer	$284,350	$15,231	$181,631	$450,000	$23,692	$954,904
(1)	Pursuant to the Company’s Severance Policy, Mr. Steele’s severance payment would be four (4) weeks of his current base salary. Mr. Rohling’s severance payment would be the exact dollar amounts listed. Mr. Mayer’s severance payment would be calculated as one-time his current base salary.
(2)	As reflected above, the value of unvested restricted stock units, that would vest under each of these termination scenarios is based on a common stock consideration price of $1.72 per share, the last trading day of our 2024 fiscal year. Amounts reflected under “Following a Change of Control” assumes in part, certain RSUs granted vesting in full upon achievement of certain business combination goals, as defined in the award agreements.
(3)	Includes advance payment of key employee retention agreements and a prorated bonus calculated at target (prorated through June 30, 2025, using target rates).
(4)	Discretionary bonus pool to be allocated by the Board based on a successful change of control.
(5)	Other severance benefits, include payments for COBRA premiums plus $2,000, representing the cost of outplacement services.

Each executive’s right to receive termination payments is conditioned upon executing a general release of claims in the Company’s favor. The executive must also agree to refrain from disclosing the Company’s confidential information during or at any time following his employment with the Company and from soliciting the Company’s employees or consultants for one (1) year following termination of his employment. Mr. Rohling must also agree to refrain from such competing activities for six (6) months following termination of employment.

Retirement Benefits. We do not maintain a defined benefit pension plan or retiree medical program that covers members of senior management. Retirement benefits to our senior management, including the named executive officers, are currently provided solely through a tax-qualified profit sharing and 401(k) plan (our “Savings Plan”). We match 100% of the amount an employee contributes to the Savings Plan, subject to a 10% maximum based on the employee’s compensation as defined in the Savings Plan. Members of senior management participate in the Savings Plan on the same basis as other eligible employees.

The Savings Plan provides for various investment options, for which the participant has sole discretion in determining how both the employer and employee contributions are invested. The independent trustee of the Savings Plan then invests the assets of the Savings Plan as directed by participants. The Savings Plan does not provide our employees the option to invest directly in our securities. The Savings Plan offers in-service withdrawals in the form of after-tax account distributions and age 59.5 distributions. We believe that the Savings Plan supports the objectives of our compensation structure, including the ability to recruit and retain senior and experienced mid- to late-career executive talent for critical positions within our organization.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the number of securities underlying outstanding plan awards for each named executive officer as of December 31, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units Or Other Rights That Have Not Vested (2)
Matthew B. Steele	—	—	—	—	—	—	—
Daniel P. Rohling	26,564	—	$18.91	2/20/2027	26,564	$45,690	—
	26,564	—	$28.23	2/20/2027	—	—	—
	26,564	—	$37.83	2/20/2027	—	—	—
Walter R. Mayer	8,855	—	$18.91	2/20/2027	8,855	$15,231	—
	8,855	—	$28.23	2/20/2027	—	—	—
	8,855	—	$37.83	2/20/2027	—	—	—
(1)	Calculated based upon the closing market price of our common stock as of December 31, 2024, the last trading day of our 2024 fiscal year ($1.72) multiplied by the number of unvested awards at year-end. As of December 31, 2024, a business combination, as defined in the award agreements, had not been consummated. Base RSU shares were settled and paid in cash at the value of the share price on the scheduled vesting date in March 2025.
(2)	Represents unvested performance units at the maximum number of shares that may be earned. The Performance units, scheduled to vest on February 20, 2024, provided that our total shareholder return relative to the total shareholder return of certain of our peer companies is achieved as defined in the award agreements over the Performance Period (the “Performance Metrics”). The Performance Metrics were not achieved by February 20, 2024; accordingly, the performance units did not vest. The Company has terminated these awards and underlying units.

Director Compensation

2024 Director Compensation

The table below sets forth certain information concerning the compensation earned in 2024 by our non-employee directors for service on our Board and committees of the Board.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Jonathan D. Barrett	$225,000	—	—	—	$225,000
David Chang	$175,000	—	—	—	$175,000
Gregory S. Hinds	$175,000	—	—	—	$175,000
Ajay Jegadeesan	$150,000	—	—	—	$150,000
William D. Rogers	$200,000	—	—	—	$200,000

Discussion of Director Compensation Table

Annual compensation for each committee chairperson and committee member for all of the committees of our Board for 2024 is set forth below:

Non-Employee Directors	Amount
Annual Retainer:
Non-Executive Chairman of the Board	$225,000
Non-Employee Director	$150,000
Additional Annual Retainers— Committee Chair:
Audit Committee Chair	$25,000
Compensation Committee Chair	$25,000
Nominating & Corporate Governance Committee Chair	$25,000
Reserves Committee Chair	$25,000

Fees are paid in four equal quarterly installments.

Employee directors receive no additional compensation for service on our Board or any committee of the Board. All directors receive actual expense reimbursements associated with attending Board and committee meetings. We revisit non-employee director compensation as circumstances warrant and may adjust compensation in response to competitive market conditions and other factors. Historically, we have targeted non-employee director compensation at the 50th percentile of our compensation peer group.

Accountants and Audit Committee

Audit Committee Report

Dear Stockholder:

The Audit Committee has reviewed and discussed with management of Battalion and Deloitte & Touche LLP (“Deloitte”), the firm serving as the independent registered public accountant of Battalion, the audited financial statements of Battalion as of, and for the fiscal year ended December 31, 2024 (the “Audited Financial Statements”). In addition, we have discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received the written disclosures and the letter from Deloitte, required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee, concerning independence, and the Audit Committee has discussed with that firm its independence from Battalion. Upon such review, the Audit Committee has concluded that the independent registered public accountant is independent from Battalion and its management. We have also discussed with management of Battalion and Deloitte such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for Battalion’s internal controls and the financial reporting process. Deloitte is responsible for performing an independent audit of Battalion’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing monitoring and oversight process, discussions with management and a review of the report of Deloitte with respect to the Audited Financial Statements, and relying thereon, the Committee has recommended to the Board the inclusion of the Audited Financial Statements in Battalion’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

The Audit Committee has considered the requirements of the Sarbanes-Oxley Act of 2002 with respect to the responsibilities of audit committees of public companies. The Audit Committee and the Board of Battalion are committed to compliance with all provisions of that statute and related regulations. Actions will be taken by the Audit Committee and the Board as statutory and regulatory provisions become effective for Battalion and for audit committees and independent registered public accountants generally.

MEMBERS OF THE COMMITTEE:

William D. Rogers (Chairman) Gregory S. Hinds

(The foregoing Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of Battalion under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Battalion specifically incorporates the Report by reference therein.)

Independent Registered Public Accounting Firm

PCAOB ID No:	34	Auditor Name:	Deloitte & Touche LLP	Auditor Location:	Houston, Texas

Deloitte is the independent registered public accounting firm selected by our Audit Committee as the independent registered public accountant for the fiscal years ended December 31, 2024 and 2023. During the years ended December 31, 2024 and 2023, neither the Company nor anyone acting on its behalf consulted Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Attendance at the Annual Meeting by Deloitte Representative

A representative of Deloitte will be invited to the annual meeting of the stockholders. If in attendance, Deloitte will have the opportunity to make a statement if it desires to do so, and the Deloitte representative is expected to be available to respond to appropriate questions.

Fees

The following table presents fees billed for professional audit services rendered by Deloitte, our principal accounting firm for the years ended December 31, 2024 and 2023. The table also presents fees for other services rendered by Deloitte during those periods; we paid all such fees.

	2024	2023
Audit Fees	$1,520,000	$1,660,000
Audit-Related Fees	305,000	—
Tax Fees	$113,000	$271,592
All Other Fees	—	—
Total	$1,938,000	$1,931,592

As used above, the following terms have the meanings set forth below:

Audit Fees. The fees for professional services rendered by Deloitte for the audit of our annual financial statements, for the review of the financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements and private placements, including but not limited to registration statements, for the years ended December 31, 2024 and 2023.

Tax Fees. The fees for professional services rendered by Deloitte for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policy

All audit fees, audit-related fees and tax fees as described above for the years ended December 31, 2024 and 2023 were pre-approved by our Audit Committee, which concluded that the provision of such services by Deloitte was compatible with the maintenance of their respective independence in the conduct of their auditing functions. Our Audit Committee’s pre-approval policy provides that pre-approval of all such services must be approved separately by the Audit Committee. The Audit Committee has not delegated any such pre-approval authority to anyone outside the Audit Committee. The chairman of the Audit Committee has been delegated the authority to pre‑approve services to be performed by our independent registered public accountant in the annual amounts of (i) $1,850,000 for audit-related services, without restriction; and (ii) $160,000 for other permissible non-audit services, including services associated with the Company's SEC filings.

Proposal 2
—Advisory Vote to Approve Executive Compensation

In accordance with Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s compensation disclosure rules.

As more particularly described in detail under the heading “Executive Compensation” of this proxy statement, we operate in a highly competitive environment and as such, our executive compensation program is designed to attract, motivate and retain high quality individuals, utilizing a mix of fixed and at risk compensation that is related to our overall performance and the creation of stockholder value. We believe that our program continues to be appropriately designed to achieve our goals and aligns the interests of senior management and other key employees with those of our stockholders by combining competitive compensation with the opportunity for greater rewards for superior performance and the creation of stockholder value.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s compensation disclosure rules. The vote is advisory, which means that it is not binding on the Company, our Board or our Compensation Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, our Compensation Committee will evaluate whether any action is necessary to address the concerns of stockholders.

Accordingly, we ask our stockholders to vote on the following resolution at our annual meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation section, the Director Compensation section, the Summary Compensation Table and the other related tables and disclosures.”

The Board unanimously proposes and recommends that you vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

Proposal 3
—Advisory Vote on Frequency of Stockholder Vote on Executive Compensation

Section 14A of the Exchange Act provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the SEC’s compensation disclosure rules, which we refer to as an advisory vote on executive compensation. By voting on this Proposal No. 3, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

Our Board has determined that a triennial advisory vote on executive compensation will allow our stockholders to provide direct input on our executive compensation philosophy, policies and practices at an interval between votes that allows a meaningful comparison between compensation and performance. Because our compensation program and philosophy is straightforward and does not materially change from year to year, the Board believes that triennial voting is a more appropriate pace for evaluating how well our Compensation Committee is aligning executive compensation with long term performance and is consistent with our efforts to best evaluate the effectiveness of our compensation program, particularly relating to the long term incentive components of compensation which comprise a substantial component of executive compensation.

The vote is advisory and as such, is not binding on the Company, our Board or our Compensation Committee. Our Board and our Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

Most recently, at our 2024 annual meeting of stockholders, our stockholders approved an annual advisory vote on the compensation of our named executive officers by casting 11,375,124, or approximately 79% of all votes cast by the holders of our common stock present in person or by proxy. Following this vote, our Board adopted an annual voting policy, expressing its intention to schedule the next advisory vote on executive compensation for the 2025 Annual Meeting of Stockholders. See “Proposal 2—Advisory Vote to Approve Executive Compensation” above.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

The advisory vote regarding frequency of a stockholder advisory vote on executive compensation will be determined by whichever of the choices — “1 YEAR,” “2 YEARS,” or “3 YEARS”— receives the greatest number of votes cast. If triennial advisory votes are approved by the stockholders again, we expect that our next advisory vote on executive compensation will occur at our 2027 annual meeting of stockholders. Shares represented by proxies that are marked to indicate abstentions from this proposal and broker non votes with respect to this proposal will not affect its outcome. If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote FOR a frequency of once every “3 YEARS” for future advisory votes on executive compensation.

3 Years	The Board unanimously proposes and recommends that you vote for the option of once every “3 YEARS” as the preferred frequency for future advisory votes on executive compensation.

Proposal 4
—Approval of A&R Charter

Stockholders are being asked to approve the A&R Charter, which will amend and restate our Charter to:

(a)	adopt a provision to provide for the exculpation of officers as permitted by recent amendments to Delaware law (the “Officer Exculpation Amendment”);
(b)	adopt a provision to waive the corporate opportunity doctrine with respect to the Company’s stockholders, directors and their affiliates (the “Corporate Opportunity Amendment”);
(c)	adopt a provision revising the votes required to amend, revise, or otherwise modify the terms of preferred stock, including when set forth in a certificate of designations (the “Preferred Stock Voting Amendment”); and
(d)	further update the Charter’s text by removing or modifying expired provisions, integrating previously approved amendments and making minor clarifications and other updates, including to approve the amended terms of our Series A-1 Redeemable Convertible Preferred Stock that had been previously approved by holders of our preferred stock but not by our common stockholders (the “Charter Updates”).

After a review of our Charter and for the reasons discussed in Proposals 4(a)–(d) below, our Board has determined that it is advisable to approve the A&R Charter and the Charter amendments, and has recommended that stockholders approve, each of Proposals 4(a),4(b), 4(c) and 4(d).

The proposed amendments are being presented pursuant to the guidance of the SEC as four separate sub-proposals. Stockholders will have the opportunity to vote separately on each of Proposals 4(a), 4(b) 4(c) and 4(d). None of Proposals 4(a)–(d) are conditioned on the adoption of each other, and if fewer than all the proposed amendments, but including Proposal 4(d), are approved by our stockholders at the Annual Meeting we will file a revised A&R Charter, that includes only those approved amendments, except that we will not file the A&R Charter if Proposal 4(d) is not approved by the stockholders.

The form of the A&R Charter that the Board intends to file with the Secretary of State of the State of Delaware, if each of Proposals 4(a),4(b), 4(c) and 4(d) are approved, is attached to this proxy statement as Appendix A. The following summary of the proposed amendments to be included in the A&R Charter is qualified in its entirety by reference to the text of Appendix A. Proposed additions are double-underlined, in blue font, and proposed deletions are stricken through, in red font.

The Board unanimously proposes and recommends that you vote “FOR” the approval of the A&R Charter, including each of the amendments to the Charter described in Proposals 4(a), 4(b), 4(c) and 4(d).

Proposal 4 (a)
—Officer Exculpation Amendment

Background. Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) was amended effective August 1, 2022, to authorize exculpation of officers of Delaware corporations (the “Section 102(b)(7) Amendment”). Specifically, the Section 102(b)(7) Amendment extends the opportunity for Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions (the “officer exculpation”). Prior to the Section 102(b)(7) Amendment, Delaware law had permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Consequently, stockholder plaintiffs employed a tactic of bringing certain claims that would otherwise be exculpated if brought against directors, against individual officers, to avoid dismissal of such claims. The Section 102(b)(7) Amendment was adopted to address inconsistent treatment between officers and directors and to address rising litigation and insurance costs for companies and their stockholders.

Purpose of the Amendment.Adoption of the Executive Officer Exculpation in the Company’s Charter would maintain provisions consistent with the governing statutes contained in the DCGL and would provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent, and to reduce the risk and cost to the Company of frivolous claims involving the Company’s officers, including claims brought only to increase the settlement value of a lawsuit, against which our existing Charter currently protects our directors but not our officers. As is currently the case with directors under the Company’s Charter, this provision would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.

Timing and Effect of the Amendment.The Officer Exculpation Amendment, among other things, would amend the exculpation and liability provision in Article Seventh, Section A, of our Charter to include officers, in the form shown on the A&R Charter, attached as Appendix A to this proxy statement. After the effectiveness of the Officer Exculpation Amendment, the revised exculpation and liability provision would apply only with respect to acts or omissions by our officers occurring after the adoption date of the Officer Exculpation Amendment.

If Proposal 4(a) is approved by stockholders, following the Annual Meeting, the Company intends to file the A&R Charter with the Secretary of State of the State of Delaware to effect the amendments to the Charter described in this Proposal 4(a). If Proposal 4(a) is not approved, then any amended and restated certificate of incorporation we may file with the Delaware Secretary of State will not contain the amendments contemplated by the Officer Exculpation Amendment. Notwithstanding stockholder approval of Proposal 4(a), the Board has the authority to abandon any of the amendments to our Charter contained in the Officer Exculpation Amendment.

Votes Required and Board Recommendation.The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the 2025 Annual Meeting is required to adopt the amendments contemplated by this Proposal 4(a). Abstentions and broker non-votes will have the same effect as votes against this proposal.

The Board recommends that you vote “FOR” the approval of the Officer Exculpation Amendment.

Proposal 4 (b)
—Corporate Opportunity Amendment

Background. The proposed amendment is intended to regulate and define the conduct of certain affairs of the Company with respect to certain classes or categories of business opportunities as they may involve the Company’s stockholders, non-employee directors or their respective affiliates and the powers, rights, duties and liabilities of the Company and its directors, officers and stockholders in connection therewith. Mr. Barrett is the President of Luminus, and Mr. Jegadeesan is a Senior Advisor with Oaktree, which entities (either directly, indirectly or through affiliated entities) respectively beneficially own approximately 61.8% and 44.7% of the Company’s common stock. In addition, Mr. Chang is Senior Vice President of LS Power Development, LLC, an affiliate of Gen IV, which beneficially owns approximately 31.3% of the Company’s common stock. For additional information, see the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Party Transactions” of this proxy statement. These directors and other affiliated individuals and entities of these Significant Stockholders, as well as our independent directors and affiliated entities of these individuals, may from time to time be presented with certain corporate opportunities of potential interest to both the Company, these stockholders and other entities of which such entities, persons or related or affiliated persons or entities serve as principals, members, managers, directors, partners, shareholders, officers, employees or other representatives. This proposed amendment in part would renounce our right to certain corporate opportunities in order to more clearly delineate the responsibilities of our stockholders and non-employee directors (and their respective affiliates) with respect to corporate opportunities of which they may become aware.

Purpose of the Amendment.The proposed amendment would exempt the Company’s stockholders, non-employee directors, or their respective affiliates (collectively, the “Identified Persons”), from the doctrine of corporate opportunity, or any other analogous doctrine. Directors and officers of a corporation, as part of their duty of loyalty to the corporation and its stockholders, generally have a fiduciary duty, which may be waived by the corporation, to disclose to the corporation opportunities that are related to its business and are thereby prohibited from pursuing those opportunities unless such corporation determines that it is not going to pursue them. As a result, directors and officers that serve in a fiduciary capacity of multiple entities could become conflicted as to which entity should be presented with any given corporate opportunity. Section 122(17) of the DGCL expressly permits a Delaware corporation, such as the Company, to include in its certificate of incorporation an advance waiver of corporate opportunities, by renouncing any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. The proposed amendment limits or eliminates such duty to the fullest extent permitted under the DGCL.

The proposed amendment would acknowledge that none of the Identified Persons have any duty to refrain from directly or indirectly (x) engaging in a business opportunity in the same or similar business activities or lines of business in which the Company or any of its affiliates now engages, engages in the future or proposes to engage, (y) making investments in any kind of property or other interests in which the Company makes or may make investments, or (z) otherwise competing with the Company or any of its affiliates. In addition, we would renounce any interest and expectancy in any business opportunity that an Identified Person acquires knowledge of that may be a corporate opportunity of ours or our affiliates (other than a corporate opportunity that is expressly offered to an Identified Person solely in his or her capacity as a director or officer of the Company), and the proposed amendment provides that if an Identified Person acquires knowledge of a matter which may be an opportunity in which the Company may have an interest (other than an opportunity that is expressly offered to an Identified Person solely in his or her capacity as a director or officer of the Company), the Identified Person will have no duty to communicate such opportunity to the Company and the Identified Person will not have any liability to the Company or its stockholders for breach of such Identified Person’s fiduciary duties because such Identified Person pursues or acquires such opportunity or offers such opportunity to another person or entity.

Timing and Effect of the Amendment.The Corporate Opportunity Amendment, among other things, would add exemption provisions in a new Article Tenth to our Charter, in the form shown on the A&R Charter, attached as Appendix A to this proxy statement. After the effectiveness of the Corporate Opportunity Amendment, the exemption provision would apply only with respect to certain events occurring after the adoption of the Corporate Opportunity Amendment.

If Proposal 4(b) is approved by stockholders, following the Annual Meeting, the Company intends to file the A&R Charter with the Secretary of State of the State of Delaware to effect the amendments to the Charter described in this Proposal 4(b). If Proposal 4(b) is not approved, then any amended and restated certificate of incorporation we may file with the Delaware Secretary of State will not contain the amendments contemplated by the Corporate Opportunity Amendment. Notwithstanding stockholder approval of Proposal 4(b), the Board has the authority to abandon any of the amendments to our Charter contained in the Corporate Opportunity Amendment.

Votes Required and Board Recommendation.The affirmative vote of the (i) holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the 2025 Annual Meeting; and (ii) a majority of the votes cast by our disinterested stockholders (within the meaning of Section 144 of the DGCL) is required to adopt the amendments contemplated by this Proposal 4(b). Abstentions and broker non-votes will have the same effect as votes against this proposal.

The Board recommends that you vote “FOR” the approval of the Corporate Opportunity Amendment.

Proposal 4 (c)
—Preferred Stock Voting Amendment

Background. Pursuant to the Company’s Charter and Sections 102(a)(4) and 151 of the DGCL, the Board is authorized, by adopting resolutions, to create and issue a new series of preferred stock, which resolutions, including the terms of such preferred stock, would then be set forth in a certificate of designations filed with the Delaware Secretary of State in order to create such new series of preferred stock. Under Section 151(g) of the DGCL, once a certificate of designations has been filed and become effective, it has the effect of amending a corporation’s certificate of incorporation. Under Section 242 of the DGCL, the approval of the majority of outstanding stock entitled to vote is required to adopt an amendment to a corporation’s certificate of incorporation, including to a certificate of designations authorized solely by the Board in the manner described above, and such vote may include both preferred and common stockholders in addition to any required vote of any class or series of stock under the DGCL or a corporation’s organizational documents. In 2023 and 2024 the Company adopted certain certificates of designations and issued shares of preferred stock governed thereby (see section entitled “Certain Relationships and Related Party Transactions” of this proxy statement for more information), each of which entitles the holders of the affected series of preferred stock to vote on any amendment to the certificate of designations for such series of preferred stock if it materially adversely affects the special rights, preferences, privileges or voting powers of such series (the “Preferred Only Consent Right”).

Purpose of the Amendment.The Preferred Stock Voting Amendment would expand and clarify the original intent of the Preferred Only Consent Right provision by including a correlative provision in the Company’s Charter. The adoption of the proposed amendment would allow the Company to retain the flexibility to seek to change the terms of preferred stock in situations where the holders of the affected series of preferred stock are entitled to vote without having to obtain the consent of the common stockholders, which consent may be burdensome and costly since seeking such consent would need to be effected pursuant to the rules and regulations of the SEC and the DGCL. Although the consent of our preferred stockholders would still be required for such amendments, the solicitation of such consents would not be subject to the SEC’s proxy rules and would be much less burdensome to obtain given the limited number of existing holders of our outstanding shares of preferred stock.

Timing and Effect of the Amendment.The Preferred Stock Voting Amendment would add a provision under Section 4.B of Article Fourth to our Charter, in the form shown on the A&R Charter, attached as Appendix A to this proxy statement. After the effectiveness of the Preferred Stock Voting Amendment, only the vote of the holders of any series of affected preferred stock would be required to amend the terms of such preferred stock and where applicable adopt a certificate of amendment to the respective certificate of designations, if the holders of the affected series of preferred stock are entitled to vote on such amendment. The Preferred Stock Voting Amendment would eliminate the existing right of the common stockholders to vote on amendments to the Company’s Charter (including any certificates of designations) to the extent relating to the terms of the Company’s preferred stock, except in instances where the holders of the effected series of preferred stock are not entitled to vote on such amendments, and allow modifications to the terms of the Company’s preferred stock that would otherwise require the consent of our common stockholders, which terms may be detrimental to our other stockholders or otherwise modify or change their rights in their capacity as stockholders adversely.

If Proposal 4(c) is approved by stockholders, following the Annual Meeting, the Company intends to file the A&R Charter with the Secretary of State of the State of Delaware to effect the amendments to the Charter described in this Proposal 4(c). If Proposal 4(c) is not approved, then any amended and restated certificate of incorporation we may file with the Delaware Secretary of State will not contain the amendments contemplated by the Preferred Stock Voting Amendment. Notwithstanding stockholder approval of Proposal 4(c), the Board has the authority to abandon any of the amendments to our Charter contained in the Preferred Stock Voting Amendment.

Votes Required and Board Recommendation.The affirmative vote of the holders of (i) a majority of the outstanding shares of the Company’s common stock entitled to vote at the 2025 Annual Meeting; and (ii) a majority of the votes cast by our disinterested stockholders (within the meaning of Section 144 of the DGCL), is required to adopt the amendments contemplated by this Proposal 4(c). Abstentions and broker non-votes will have the same effect as votes against this proposal with respect to the vote referred to in clause (i) and no effect with respect to the vote referred to in clause (ii).

The Board recommends that you vote “FOR” the approval of the Preferred Stock Voting Amendment.

Proposal 4 (d)
—Charter Updates

Background. The Company’s existing Charter, dated effective as of October 9, 2019, was adopted under a Joint Prepackaged Chapter 11 Plan of Reorganization of the Company and its Affiliated Debtors, as modified by the Confirmation Order and on January 21, 2020 the Company adopted a Charter amendment to change the name of the Company (the “Name Change Amendment”). Pursuant to the terms of the Plan of Reorganization, the Company’s Charter contained certain sunset provisions, including Board classification and restrictions on the removal of certain directors.

Purpose of the Amendment.The proposed amendment seeks to update the text of the Charter by (i) integrating the Name Change Amendment; (ii) removing the sunset provisions, which terms have now expired; and (iii) incorporating various other updates and technical, clarifying and conforming changes.

The proposed revisions to the sunset provisions include (i) removal of the named directors, (ii) removal of language providing for a classified board; (iii) revisions to the requirements for to the removal of directors by stockholders before the 2021 Annual Meeting; (iv) removal of the initial terms of the named directors; (v) other revisions referencing the 2021 Annual Meeting, in respect of the terms of vacancy appointed directors; (vi) removal of duplicative vacancy provisions and modifications to clarify the right of preferred holders to establish separate rights with respect to such vacancies to the extent entitled to elect separate directors; and (vii) inclusion of the previously filed preferred stock designations as annexes, including the certificate of amendment to the Certificate of Designations for the Series A-1 Preferred Stock (the “Series A-1 CoD”), which was filed on December 15, 2023 (such amendment, the “Series A-1 CoD Amendment”).

The Series A-1 CoD Amendment, which has been approved by the requisite holder(s) of Company Series A-1 Preferred Stock, amends, among other things, certain provisions of the Series A-1 CoD, as follows: (a) the period during which holders of Series A-1 Preferred Stock may convert their shares of Series A-1 Preferred Stock into common stock shall not commence until the date that is 240 days following the Issuance Date (as defined in the Series A-1 CoD); (b) the period during which the Company may redeem shares of Series A-1 Preferred Stock at a price per share equal to 102% of the then-current Liquidation Preference (as defined in the Series A-1 CoD) has been changed such that the period shall begin on the date that is 120 days after the Issuance Date and end on the date that is 239 days after such Issuance Date; (c) the period during which the Company may redeem shares of Series A-1 Preferred Stock at a price per share equal to 105% of the then-current Liquidation Preference (as defined in the Series A-1 CoD) has been changed such that the period shall begin on the date that is 240 days after the Issuance Date and end on the first anniversary of the Issuance Date; (d) (i) with respect to the option of the holders of Series A-1 Preferred Stock to convert their Series A-1 Preferred Stock into a right to receive a cash payment per share of Series A-1 Preferred Stock in connection with a Change of Control (as defined in the Series A-1 CoD), the cash price has been changed from an amount equal to the then-applicable Liquidation Preference to an amount equal to the then-applicable Redemption Price (as defined in the Series A-1 CoD) per share of such Series A-1 Preferred Stock, and (ii) the period during which holders of Series A-1 Preferred Stock may exercise such conversion option in connection with a Change of Control has been changed from any time on or prior to the 150th day to the 240th day following the Issuance Date; (e) the period during which the Company must offer each holder of Series A-1 Preferred Stock a cash payment per share of Series A-1 Preferred Stock equal to the then-applicable Redemption Price in connection with a Change of Control has been changed from the period following the occurrence of both the 150th day following the Issuance Date and the end of the Term Loan Restricted Period (as described in the Series A-1 CoD) to the period following the occurrence of both the 240th day following the Issuance Date and the end of the Term Loan Restricted Period, and (f) the period during which the Company shall have the option to offer each holder of Series A-1 Preferred Stock a cash payment per share of Series A-1 Preferred Stock equal to the then-applicable Redemption Price in connection with a Change of Control has been changed from the period beginning on the 150th day following the Issuance Date and ending at the end of the Term Loan Restricted Period to the period beginning on the 240th day following the Issuance Date and ending at the end of the Term Loan Restricted Period.

Timing and Effect of the Amendment.The Charter Updates, among other things, would restate and integrate and further amend, among other things, the Charter language containing sunset provisions and update the Company name, in the form shown on the A&R Charter, attached as Appendix A to this proxy statement.

If Proposal 4(d) is approved by stockholders, following the Annual Meeting, the Company intends to file the A&R Charter with the Secretary of State of the State of Delaware to effect the amendments to the Charter described in this Proposal 4(d). If Proposal 4(d) is not approved, then any amended and restated certificate of incorporation we may file with the Delaware Secretary of State will not contain the amendments contemplated by the Charter Updates, although we do not intend to file an amended and restated certificate of incorporation if Proposal 4(d) is not approved by our stockholders. Notwithstanding stockholder approval of Proposal 4(d), the Board has the authority to abandon any of the amendments to our Charter contained in the Charter Updates.

Votes Required and Board Recommendation.The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the 2025 Annual Meeting is required to adopt the amendments contemplated by this Proposal 4(d). Abstentions and broker non-votes will have the same effect as votes against this proposal. Additionally, the holders of the Company’s preferred stock have indicated their approval of the Amended Charter, and the Company expects to receive their consent concurrently with the vote held at the 2025 Annual Meeting.

The Board recommends that you vote “FOR” the approval of Charter Updates

Submission of Stockholder Proposals
for our Next Annual Meeting of Stockholders

Stockholder proposals intended to be presented under Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and accompanying proxy for our next annual meeting of stockholders, including nomination of an individual for election as a director at the next annual meeting of stockholders, must be received at our principal executive offices in Houston, Texas, not less than 120 calendar days before the one year anniversary of the date of this proxy statement, and must meet all the requirements of Rule 14a-8. However, if the date of the next annual meeting of stockholders changes by more than 30 days before or 60 days from the one year anniversary of this annual meeting’s date, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. If a stockholder intends to present a proposal at our next annual meeting but has not sought the inclusion of such proposal in our proxy materials, the written notice of such proposal must be delivered to our Corporate Secretary not less than sixty (60) nor more than ninety (90) days prior to the one year anniversary of the Annual Meeting date, in connection with this proxy statement. If we mail or otherwise provide notice, or public disclosure, of the date of our annual meeting on a date that is less than seventy (70) days prior to the date of the annual meeting, the stockholder’s notice that he or she proposes to bring business before the annual meeting must be received by us no later than the tenth business day following the day on which our notice of the annual meeting was mailed, or public disclosure was made, whichever event first occurs.

Proposals and other notices should be sent to (the use of certified mail, return receipt requested, is suggested): Battalion Oil Corporation, Attn: Corporate Secretary, 820 Gessner Road, Suite 1100, Houston, Texas 77024.

Other Matters

The Board knows of no other proposals that may properly be presented for consideration at the annual meeting but, if other matters do properly come before the annual meeting, and provided you vote your shares using the instructions on the notice of Internet availability of proxy materials, or, if you received a paper copy of the proxy card, by completing, signing, dating and returning the proxy card, thereby consenting to be represented at the annual meeting by proxy, the persons named in the proxy will vote your shares according to their best judgment.

By Order of the Board of Directors of Battalion Oil Corporation

Appendix A
Form of A&R Charter

Second AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
Battalion Oil Corporation

Battalion Oil Corporation, a Delaware corporation (the “Corporation”), organized and existing under the provisions of the Delaware General Corporation Law (the “DGCL”), hereby certifies as follows:

1.The present name of the Corporation is Battalion Oil Corporation. The Corporation was originally incorporated on February 5, 2004, under the name Tremisis Energy Acquisition Corporation.
2.This Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) restates and integrates and further amends the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 8, 2019, with an amendment thereto filed on January 21, 2020, and has been duly adopted by the vote of Corporation’s stockholders, and thereby has been approved pursuant to Sections 242 and 245 of the DGCL.
3.The text of the Certificate of Incorporation is hereby restated and integrated and further amended to read in its entirety as follows:

FIRST:  The name of the corporation is ~~Halcón Resources Corporation~~ Battalion Oil Corporation (the “Corporation”).

SECOND:  The Corporation’s registered office in the State of Delaware is located at 1675 S. State Street, Suite B, Dover, Kent County, Delaware 19901. The name of its registered agent at such address is Capitol Services, Inc.

THIRD:  The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH:  The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 101,000,000, of which 100,000,000 shares shall be common stock, par value $0.0001 per share (“Common Stock”), and 1,000,000 shares shall be preferred stock, par value $0.0001 per share (“Preferred Stock”).

A.Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors ~~(the “Voting Stock”)~~, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation. Pursuant to the authority conferred by this ARTICLE FOURTH, the following series of Preferred Stock have been designated, each such series

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consisting of such number of shares, with such voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as are stated and expressed in the annex with respect to such series attached hereto as specified below and incorporated herein by reference:

Annex I – Series A Redeemable Convertible Preferred Stock

Annex II – Series A-1 Redeemable Convertible Preferred Stock

Annex III – Series A-2 Redeemable Convertible Preferred Stock

Annex IV – Series A-3 Redeemable Convertible Preferred Stock

Annex V – Series A-4 Redeemable Convertible Preferred Stock

B.Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote. Notwithstanding any other provision of this Certificate of Incorporation to the contrary, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL.
C.No Non-Voting Equity. To the extent provided by Section 1123(a)(6) of chapter 11 of title 11 of the United States Code, the Corporation shall not be permitted to issue any non-voting equity securities; provided, however, that this provision (i) shall have no further force or effect beyond that requirement under Section 1123 of the United States Code; (ii) shall have no force and effect, if any, only for so long as Section 1123 of the United States Code is in effect and applicable to the Corporation; and (iii) in all events may be amended or eliminated in accordance with applicable law as from time to time may be in effect.
D.HSR Restriction. Notwithstanding any provision herein to the contrary, in connection with any acquisition of ~~c~~Common ~~s~~S~~tock~~ (and/or any other voting securities of the Corporation) as to which the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), would, but for this paragraph, be applicable, any person or entity (as defined under the HSR Act) acquiring such ~~c~~Common ~~s~~S~~tock~~ (and/or other voting securities of the Corporation) shall have no right to vote such ~~c~~Common ~~s~~S~~tock~~ or voting securities until such person or entity has complied with the filing and waiting period requirements of the HSR Act.
E.Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, dividends may be declared and paid on the Common Stock out of funds legally available therefor at such times and in such amounts as the Board of Directors in its discretion shall determine.
F.Dissolution, Liquidation or Winding Up. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of the Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them.

FIFTH:  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the authority and powers conferred upon the Board of Directors by the DGCL or other provisions of this Certificate of Incorporation, the Board of Directors is hereby authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Certificate of Incorporation and the bylaws of the Corporation; provided, however, that no bylaws hereafter adopted by the stockholders of the Corporation, or

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any amendments thereto, shall invalidate any prior act of the Board of Directors that would have been valid if such bylaws or amendment had not been adopted.

A.Term of Office. Each director shall hold office until his or her successor is elected and qualified or until such director’s earlier resignation, removal from office, death or incapacity. At each annual meeting of the stockholders ~~commencing after the first annual meeting of stockholders after the Certificate Effective Time~~, the successors of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the next annual meeting of the stockholders (subject to the foregoing sentence) ~~held in the year following the year of their election~~.

~~B.Vacancies. Except as the DGCL may otherwise require, in the interim between annual meetings of the stockholders, any vacancies in the Board of Directors, including vacancies resulting from the removal of directors for cause, or resulting from death, resignation, retirement, disqualification, or other cause may be filled by the vote of the remaining directors then in office, although less than a quorum, and each director so chosen shall hold office for the unexpired portion of the full term of the director whose vacancy has been filled, or as otherwise provided by the Board of Directors.~~

B.Removal of Directors by Stockholders. Subject to any rights, contractual or otherwise, of any group or groups of shareholders to designate a director to the Board of Directors (and to remove such designee) ~~a director to the Board of Directors~~, pursuant to Section 141(k) of the DGCL~~: (i) prior to the 2021 Annual Meeting (as defined below), any Group I Director and, thereafter~~, any director or the entire Board of Directors may be removed, with or without cause, by a majority of the shares then entitled to vote at an election of directors ~~and (ii) prior to the 2021 Annual Meeting, any Group II Director may be removed, with or without cause, by 85% of the shares then entitled to vote at an election of directors~~. In case any one or more directors be so removed, new directors may be elected at the same time for the unexpired portion of the full term of the director or directors so removed.

SIXTH:  The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

~~B.Until the second annual meeting of stockholders following the effectiveness of this ARTICLE SIXTH (the “2021 Annual Meeting”), the Board of Directors shall be divided into two classes, designated as Group I and Group II. As of the effectiveness of this ARTICLE SIXTH, the Board of Directors shall be as follows:~~

~~GROUP I: Richard Little, 1000 Louisiana Street, Suite 6600, Houston, TX 77002; Gregory Hinds, 5113 Pronghorn Avenue, Elizabeth, CO 80107; Scott Germann, 1004 N. Big Spring, Suite 325, Midland, TX 79701; and William Transier, 12128 Madeleine Circle, Dallas, TX 75230 (the “Group I Directors” and each, a “Group I Director”)~~

~~GROUP II: William Carapucci, 4400 Post Oak Parkway, Suite 1550, Houston, TX 77027; David Chang, 1700 Broadway, 38th Floor, New York, NY 10019; and Allen Li, 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071 (the “Group II Directors” and each, a “Group II Director”).~~

~~Each Group I Director shall initially serve until the next annual meeting of stockholders following the effectiveness of this ARTICLE SIXTH (the “2020 Annual Meeting”), and each Group II Director shall initially serve until the 2021 Annual meeting. At the 2020 Annual Meeting, the Group I Directors shall stand for election to a one-year term expiring at the 2021 Annual Meeting and until such director’s successor shall be duly elected and shall qualify or until such director’s earlier resignation, retirement, removal from office, death or incapacity. Commencing with the 2021 Annual Meeting, the foregoing classification of the Board of Directors shall cease. At the 2021 Annual Meeting and at each annual meeting of stockholders thereafter, each nominee for director~~

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~~shall stand for election to a one-year term expiring at the next annual meeting of stockholders and until such individual’s successors is duly elected and qualified, subject to such individual’s earlier resignation, retirement, removal from office, death or incapacitation.~~

B.Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock that have the right, voting separately or by class or series, to elect one or more directors, and the terms of such Preferred Stock Designation related thereto, vacancies~~Vacancies~~ and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so chosen shall hold office until ~~the later of~~ next annual meeting at which such appointed director stands for election ~~and the 2021 Annual Meeting~~ and until such director’s successor shall be duly elected and shall qualify, or until such director’s earlier resignation, removal from office, death or incapacity. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
C.The Board of Directors shall have the power to make, alter, amend, change, add to or repeal the bylaws of the Corporation as provided in the bylaws of the Corporation and without any action on the part of the stockholders, except as may be otherwise provided by applicable law.
D.The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

SEVENTH:  A.A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) of a director under Section 174 of the DGCL, ~~or~~ (iv) for any transaction from which the director or officer derived an improper personal benefit, or (v) for any action by an officer by or in the right of the Corporation. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this Section 7.~~paragraph~~ A by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B.The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or

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proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
C.The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
D.To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.B or 7.C, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.
E.Indemnification under Section 7.B or 7.C (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standard of conduct set forth in such Section 7.A or 7.B. Such determination shall be made:
(i)By the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or
(ii)If such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or
(iii)By the stockholders.
F.Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this ARTICLE SEVENTH.
G.The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this ARTICLE SEVENTH shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.
H.The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or

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other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this ARTICLE SEVENTH.

EIGHTH:  Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

NINTH:  The Corporation shall not be governed by Section 203 of the DGCL.

TENTH:  The provisions of this Article Tenth are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve the Corporation’s stockholders, the Non-Employee Directors (as defined below) or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and the Corporation’s directors, officers and stockholders in connection therewith.

A.In recognition and anticipation that (i) certain directors, principals, officers and employees and/or other representatives of stockholders of the Corporation and their respective Affiliates (as defined below) may serve as directors or officers of the Corporation, (ii) stockholders of the Corporation and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) members of the Board of Directors who are not employees of the Corporation (“Non-Employee Directors”), and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage.
B.None of (i) the stockholders of the Corporation or any of their Affiliates or (ii) any Non-Employee Director or his or her Affiliates shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (x) engaging in any transaction or other business opportunity in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages, engages in the future or proposes to engage, (y) making investments in any kind of property or other interests in which the Corporation or its Affiliates makes or may make investments or (z) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by the DGCL, no Identified Person (as defined below) shall (A) be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders or (B) be liable to the Corporation or its stockholders for breach of any fiduciary duty, in each case, by reason of the fact that such Identified Person engages in any such activities. The Corporation hereby renounces any interest or expectancy in, or in being offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person (or which an Identified Person acquires knowledge of) and the Corporation or any of its Affiliates, except as provided in Section 10.C. Subject to Section 10.C, in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for the Corporation or any of its Affiliates, such Identified Person shall have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent

Form of A&R Charter | 6

permitted by the DGCL, shall not (I) be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders or (II) be liable to the Corporation or its stockholders or any of their respective Affiliates for breach of any fiduciary duty as a stockholder, director or officer of the Corporation, in each case, by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person.

C. The Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director if such opportunity is expressly offered to such Person solely in his or her capacity as a director or officer of the Corporation and the provisions of Section 10.B shall not apply to any such corporate opportunity.

D. In addition to and notwithstanding the foregoing provisions of this Article Tenth, a corporate opportunity shall not be deemed to be a corporate opportunity or potential corporate opportunity for the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.

E. For purposes of this Certificate of Incorporation (i) “Affiliate” shall mean (x) in respect of stockholders of the Corporation, any Person that, directly or indirectly, is controlled by such stockholder, controls such stockholder or is under common control with such stockholder and shall include any principal, member, manager, director, partner, shareholder, officer, employee or other representative of such stockholder and any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (y) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation), and (z) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; (ii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity; and (iii) the Persons identified in Section 10.B.(i) and 10.B.(ii) above shall be referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”; provided, however, that no employee, consultant or officer of the Corporation shall be an Identified Person.

F. To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Tenth.

~~TENTH~~Eleventh: The Corporation reserves the right at any time, and from time to time, to amend or repeal any provision contained in this ~~Amended and Restated~~ Certificate of Incorporation, and add other provisions authorized by the laws of the State of Delaware at the time in force, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this ~~Amended and Restated~~ Certificate of Incorporation (as amended) are granted subject to the rights reserved in this ARTICLE Eleventh~~TENTH~~.

[Remainder of Page Intentionally Left Blank]

Form of A&R Charter | 7

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this [   ] day of [   ], 2025.

Battalion Oil Corporation

By:

Name:

Title:

[Signature Page to Second Amended and Restated Certificate of Incorporation - Battalion Oil Corporation]

Annex I

BATTALION OIL CORPORATION

____________________

CERTIFICATE OF DESIGNATIONS

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

____________________

SERIES A REDEEMABLE CONVERTIBLE PREFERRED STOCK
(Par Value $0.0001 Per Share)

Battalion Oil Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Certificate of Incorporation of the Corporation (as amended from time to time in accordance with its terms and the General Corporation Law, the “Certificate of Incorporation”), which authorizes the Board of Directors to issue shares of the preferred stock of the Corporation (the “Preferred Stock”), in one or more series of Preferred Stock and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional, or other special rights and such qualifications, limitations or restrictions thereof, and in accordance with the provisions of Section 151 of the General Corporation Law, the Board of Directors duly adopted on March 23, 2023 the following resolution:

RESOLVED, that the rights, powers and preferences, and the qualifications, limitations and restrictions, of the Series A Preferred Stock as set forth in this Certificate of Designations are hereby approved and adopted by the Board of Directors and Series A Preferred Stock is hereby authorized out of the Corporation’s authorized preferred stock, par value $0.0001 per share; and the form, terms and provisions of this Certificate of Designations are hereby approved, adopted, ratified and confirmed in all respects as follows:

1.	General.
(a)The shares of such series shall be designated the Series A Redeemable Convertible Preferred Stock (hereinafter referred to as the “Series A Preferred Stock”).
(b)Each share of Series A Preferred Stock shall be identical in all respects with the other shares of Series A Preferred Stock.
(c)The authorized number of shares of Series A Preferred Stock shall initially be twenty-five thousand (25,000), which number may from time to time be increased or decreased by resolution of the Board of Directors as permitted by the General Corporation Law.
(d)For purposes of this Certificate of Designations, “Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person. The Series A Preferred Stock shall, with respect to dividend rights and rights upon a liquidation, winding-up or dissolution of the Corporation, rank:

Annex I to A&R Charter | 1

(i)senior to the Common Stock, par value $0.0001 per share, of the Corporation (“Common Stock”), and any other class or series of Capital Stock of the Corporation, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series A Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Junior Stock”);
(ii)on a parity with any class or series of Capital Stock of the Corporation, the terms of which provide that such class or series ranks on a parity with the Series A Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (such Capital Stock, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Parity Stock”); and
(iii)junior to any class or series of Capital Stock of the Corporation (other than Common Stock), the terms of which expressly provide that such class or series ranks senior to the Series A Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Senior Stock”).
(e)For purposes of this Certificate of Designations, the following terms have meanings set forth in the Section indicated:

Term	Section
30 Day Date	Section 8(c)
Board of Directors	Preamble
Business Day	Section 4(b)
Capital Stock	Section 1(d)
Certificate of Incorporation	Preamble
Change of Control	Section 8(b)(iv)
CoC Conversion Consideration	Section 8(b)(ii)
Common Stock	Section 1(d)(i)
Conversion Notice	Section 7(a)
Conversion Price	Section 7(a)
Conversion Ratio	Section 7(a)
Corporation	Preamble
Corporation Event	Section 7(f)
Debt	Section 7(b)(ii)
Dividend Payment Date	Section 2(a)
Dividend Period	Section 2(a)
General Corporation Law	Preamble
Holder	Section 3(a)
Issuance Date	Section 2(a)
Issuer Conversion Notice	Section 7(b)
Junior Stock	Section 1(d)(i)
Liquidation	Section 3(a)
Liquidation Distribution	Section 3(a)
Liquidation Preference	Section 3(a)
Mandatory CoC Redemption Offer	Section 8(b)(ii)
Mandatory Conversion Conditions	Section 7(b)
Material Adverse Effect	Section 7(b)
Maturity Date	Section 8(b)(vii)

Annex I to A&R Charter | 2

Term	Section
NYMEX Prices	Section 7(b)(v)
NYSE American Issuance Limitation	Section 9(a)
Optional CoC Conversion	Section 8(b)(iii)
Optional CoC Redemption Offer	Section 8(b)(iii)
Optional Holder Conversion	Section 7(a)
Parity Stock	Section 1(d)(ii)
PDP PV-20	Section 7(b)(i)
Permitted Holder	Section 8(b)(iv)
Person	Section 8(b)(ix)
Preferred Stock	Preamble
Proved Developed Producing Reserves	Section 7(b)(iv)
Purchase Agreement	Section 5(b)
Redemption Notice	Section 8(a)
Redemption Price	Section 8(a)
Schedule 14C Action	Section 9(c)
SEC	Section 9(c)
Senior Stock	Section 1(d)(iii)
Series A Dividend	Section 2(a)
Series A Dividend Rate	Section 2(a)
Series A Preferred Stock	Section 1(a)
Stockholder Approval	Section 9(b)
Subject Transaction	Section 9(d)
Term Loan Credit Agreement	Section 8(b)(vi)
Term Loan Restricted Period	Section 8(b)(v)
Unpaid Dividend Accrual	Section 2(d)
Working Capital Adjustments	Section 7(b)(iii)
2.	Dividends.
(a)Holders of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, and the Corporation shall pay, out of funds lawfully available therefor, cumulative dividends at the rate per share of Series A Preferred Stock equal to the Series A Dividend Rate (the “Series A Dividend”). The “Series A Dividend Rate” shall mean fourteen and one-half percent (14.50%) per annum on the then-applicable Liquidation Preference (as defined herein). The period from the closing date of the issuance of the shares of Series A Preferred Stock (the “Issuance Date”) to and including June 30, 2023, and each period from but excluding a Dividend Payment Date to and including the following Dividend Payment Date is herein referred to as a “Dividend Period.” “Dividend Payment Date” shall mean March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 2023.
(b)Series A Dividends shall be payable quarterly in arrears at the Series A Dividend Rate and shall compound quarterly and accumulate, whether or not earned or declared, from the most recent date on which dividends have been paid, or, if no dividends have been paid, from the Issuance Date (subject, in each case, to the Unpaid Dividend Accrual).
(c)If a Series A Dividend is declared by the Board of Directors, then such Series A Dividend shall be paid in cash. The Board of Directors shall not be required to declare any Series A Dividends, and any declaration of a Series A Dividend shall be solely at the discretion of the Board of Directors of the Corporation.
(d)If a Series A Dividend is not declared and paid in cash on a Dividend Payment Date, then in

Annex I to A&R Charter | 3

full discharge of such Series A Dividend for such Dividend Period, the Liquidation Preference of each outstanding share of Series A Preferred Stock, regardless of its date of issue, shall automatically increase on such Dividend Payment Date by an amount equal to sixteen percent (16.00%) per annum multiplied by the Liquidation Preference in effect immediately after the immediately prior Dividend Payment Date (or the Issuance Date in respect of the first Dividend Period) (such automatic increase, the “Unpaid Dividend Accrual”), which, for the avoidance of doubt, will be pro-rated for the period of time elapsed during such Dividend Period. Notwithstanding anything to the contrary herein, any portion of the Unpaid Dividend Accrual that increased the Liquidation Preference during any historical Dividend Period can be paid by the Corporation in cash, out of funds lawfully available therefor, at any time as and if declared by the Board of Directors; provided that, after any such payment, the Liquidation Preference shall automatically decrease by the amount of such payment.
(e)All cash dividends paid or declared for payment on a Dividend Payment Date with respect to the Series A Preferred Stock and the Parity Stock shall be shared pro rata based on the then-current dividends due on shares of Series A Preferred Stock and (i) in the case of any series of non-cumulative Parity Stock, the aggregate of the current and unpaid dividends due on such series of Parity Stock, and (ii) in the case of any series of cumulative Parity Stock, the aggregate of the current and accumulated and unpaid dividends due on such series of Parity Stock.
(f)Holders of Series A Preferred Stock shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on Common Stock as if the Series A Preferred Stock were converted into shares of Common Stock as of the record date for such dividend or distribution, at the Conversion Ratio in effect on such record date.
3.	Liquidation.
(a)Prior to conversion pursuant to Section 7, in the event of a liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (a “Liquidation”), after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of Series A Preferred Stock (each, a “Holder”) shall be entitled to receive, in respect of any shares of Series A Preferred Stock held by them, out of assets of the Corporation available for distribution to stockholders of the Corporation or their assignees, and subject to the rights of any outstanding shares of Senior Stock and before any amount shall be distributed to the holders of Junior Stock, a liquidating distribution (the “Liquidation Distribution”) in an amount equal to the greater of (i) the then-applicable Liquidation Preference, including, for the avoidance of doubt, any adjustment for any Unpaid Dividend Accrual (or payment thereof), and (ii) the amount such Holder would have been entitled to receive had such Holder converted its shares of Series A Preferred Stock into shares of Common Stock at the then-applicable Conversion Ratio immediately prior to such Liquidation. The “Liquidation Preference” shall equal $1,000 per share of Series A Preferred Stock, which amount shall be adjusted as the result of any Unpaid Dividend Accrual (or payment thereof), and as otherwise set forth herein. In addition, in connection with any conversion or redemption of the Series A Preferred Stock, the Liquidation Preference shall be adjusted to include all accrued and unpaid dividends (at the Series A Dividend Rate) between the immediately prior Dividend Payment Date (or the Issuance Date with respect to the first Dividend Period) and the date immediately prior to the effective date of such conversion or redemption. If, upon a Liquidation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the then outstanding shares of Series A Preferred Stock and the holders of any shares of Parity Stock ranking on a parity with the Series A Preferred Stock with respect to any distribution of assets upon Liquidation are insufficient to pay in full the amount of all such Liquidation Preference payable with respect to the Series A Preferred Stock and any such Parity Stock, then the holders of Series A Preferred Stock and such Parity Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

Annex I to A&R Charter | 4

(b)The Corporation shall provide the Holders appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein with written notice of (i) any voluntary Liquidation promptly after such Liquidation has been approved by the Board of Directors and at least five (5) days prior to the effective date of such Liquidation and (ii) any involuntary Liquidation promptly upon the Corporation becoming aware of any instituted proceeding in respect thereof. Such notice shall state a distribution or payment date, the amount of the Liquidation Preference and the place where the Liquidation Preference shall be distributable or payable.
(c)After the payment in cash or proceeds to the Holders of the full amount of the Liquidation Distribution with respect to outstanding shares of Series A Preferred Stock, the Holders shall have no right or claim, based on their ownership of shares of Series A Preferred Stock, to the remaining assets of the Corporation, if any. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in the good faith reasonable discretion of the Board of Directors or liquidating trustee, as the case may be.
4.	Voting.
(a)General. Except as otherwise required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, Holders shall not be entitled to any vote on matters submitted to the Corporation’s stockholders for approval. In any case in which the Holders shall be entitled to vote pursuant to the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, each Holder entitled to vote with respect to such matter shall be entitled to one vote per share of Series A Preferred Stock.
(b)Protective Provisions. In addition to any vote required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, for so long as any of the shares of Series A Preferred Stock shall remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions, including whether by merger, consolidation or otherwise, without (in addition to any other vote required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations), the written consent or affirmative vote of the holders of at least two-thirds (66 ⅔%) of the then outstanding shares of Series A Preferred Stock voting as a separate class to:
(i)authorize, create, or increase the authorized amount of, or issue any class or series of Senior Stock, or reclassify or amend the provisions of any existing class of securities of the Corporation into shares of Senior Stock;
(ii)authorize, create or issue any stock or debt instrument or other obligation that is convertible or exchangeable into shares of its Senior Stock (or that is accompanied by options or warrants to purchase such Senior Stock);
(iii)amend, alter or repeal any provision of the Certificate of Incorporation or this Certificate of Designations, in either case, in a manner that materially adversely affects the special rights, preferences, privileges or voting powers of the Series A Preferred Stock;
(iv)declare or pay any dividends or other distributions in cash or property with respect to its Common Stock or other Junior Stock;
(v)redeem, repurchase or acquire shares of its Common Stock or other Junior Stock (other than with respect to customary repurchase rights or tax withholding arrangements with respect to equity awards or benefit plans); or
(vi)redeem, repurchase, recapitalize or acquire shares of its Parity Stock other than (A) pro rata offers to purchase all, or a pro rata portion, of the Series A Preferred Stock and such Parity Stock,

Annex I to A&R Charter | 5

(B) as a result of a reclassification of Parity Stock for or into other Parity Stock or Junior Stock, (C) the exchange or conversion of Parity Stock for or into other Parity Stock or Junior Stock or (D) the purchase of fractional interests in shares of Parity Stock pursuant to the conversion or exchange provisions of such Parity Stock or the security being converted or exchanged.

If the Corporation shall propose to take any action enumerated above in clauses (i) through (vi) of this Section 4(b) then, and in each such case, the Corporation shall give notice of such proposed action to each Holder of record appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein. Such notice shall specify, inter alia (x) the proposed effective date of such action; (y) the date on which a record is to be taken for the purposes of such action, if applicable; and (z) the other material terms of such action. Such notice shall be given at least two Business Days prior to the applicable date or effective date specified above. For the purposes of this Certificate of Designations, “Business Day” shall mean each day that is not a Saturday, Sunday or other day on which banking institutions in Houston, Texas or New York, New York are authorized or required by law to close. If at any time the Corporation shall cancel any of the proposed actions for which notice has been given under this Section 4(b) prior to the consummation thereof, the Corporation shall give prompt notice of such cancellation to each holder of record of the shares of Series A Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein. For the avoidance of doubt, if a holder of record of shares of Series A Preferred Stock does not respond to the aforementioned notice, such non-response shall in no way be deemed to constitute the written consent or affirmative vote of such Holder regarding any of the aforementioned actions in this Section 4(b) or described within such notice.

5.	Reservation of Common Stock.
(a)At any time that any Series A Preferred Stock is outstanding, the Corporation shall from time to time take all lawful action within its control to cause the authorized Capital Stock of the Corporation to include a number of authorized but unissued shares of Common Stock equal to the Conversion Ratio multiplied by the number of shares of outstanding Series A Preferred Stock.
(b)If (i) the Common Stock is listed on a national securities exchange and (ii) any shares of Common Stock to be reserved for the purpose of conversion of the Series A Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, then the Corporation shall, at its sole cost and expense, in good faith and as expeditiously as possible, subject to Section 5.02 (Information Statement) of the Purchase Agreement, dated as of March 24, 2023, among the Corporation and the initial Holders (the “Purchase Agreement”), endeavor to secure such registration, listing or approval, as the case may be.
6.	Uncertificated Shares

The shares of Series A Preferred Stock shall be in uncertificated, book-entry form as permitted by the Seventh Amended and Restated Bylaws of the Corporation (the “Bylaws”) and the General Corporation Law. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof any written notice as required by the General Corporation Law.

7.	Conversion.
(a)Each Holder shall have the option from time to time, exercisable by delivery of written notice to the Corporation substantially in the form attached hereto as Annex A-1 (the “Conversion Notice”), to the extent permitted by applicable law, to convert all or a portion of such Holder’s shares of Series A Preferred Stock into Common Stock at the Conversion Ratio (an “Optional Holder Conversion”); provided that the Corporation shall not be required to honor such request if such Holder has previously delivered a Conversion

Annex I to A&R Charter | 6

Notice, in respect of an Optional Holder Conversion, during the same fiscal quarter. The “Conversion Ratio” means, for each share of Series A Preferred Stock, the quotient of (i) the Liquidation Preference as of the date of the conversion and (ii) the then applicable Conversion Price. The “Conversion Price” shall initially be $9.03, which may be adjusted from time to time as set forth herein.
(b)If based on the Corporation’s financial statements for any fiscal quarter and a reserve report as of the same date prepared by an independent reserve engineering firm as of the end of a fiscal quarter that, as of such date, (x) the PDP PV-20 value divided by (y) the number of outstanding shares of Common Stock, calculated on a fully-diluted basis (including the Series A Preferred Stock), is equal to or exceeds one hundred and thirty percent (130%) of the Conversion Price (the “Mandatory Conversion Conditions”), then the Corporation shall have the option from time to time until such time that the Mandatory Conversion Conditions are no longer satisfied (based on the Corporation’s financial statements for each subsequent fiscal quarter and the Corporation’s reserve report for each subsequent fiscal quarter (without the requirement that such reserve report is prepared by an independent reserve engineer)) or a Material Adverse Effect (as defined in the Purchase Agreement) has occurred since the date of the most recent financial statements that met the Mandatory Conversion Conditions, exercisable by delivery of written notice to the Holders at the address of such Holders shown on the stock books of the Corporation in the form attached hereto as Annex A-2 (the “Issuer Conversion Notice”), to convert some or all outstanding shares of Series A Preferred Stock into Common Stock using the then applicable Conversion Ratio (the “Issuer Forced Conversion”).
(i)“PDP PV-20” means, as of any date of determination, the sum of (A) the net present value of estimated future cashflows from the Proved Developed Producing Reserves, utilizing a twenty percent (20%) discount rate and using NYMEX Prices, plus or minus, (B) the mark-to-market value (whether positive or negative) of the Corporation’s hedge position, plus or minus, (C) Working Capital Adjustments (whether positive or negative), minus, (D) general and administrative expenses as reported in the Corporation’s financial statements for the trailing twelve (12) month period multiplied by four (4), and minus (E) existing Debt.
(ii)“Debt” means, without duplication, all of the principal of and accreted value and accrued and unpaid interest in respect of the Corporation’s (A) indebtedness for borrowed money, (B) other indebtedness that is evidenced by bonds, notes, letters of credit or similar instruments, (C) notes payable and (D) the then-applicable redemption price of any of the Corporation’s outstanding redeemable or purchasable capital stock that is not convertible into Common Stock taken into account in Section 7(b)(y).
(iii)“Working Capital Adjustments” means the Corporation’s current assets minus current liabilities.
(iv)“Proved Developed Producing Reserves” means oil and gas properties designated as proved, developed and producing (in accordance with SEC rules and regulations) in the Corporation’s reserve report.
(v)“NYMEX Prices” means, as of any date of determination, the forward month prices for the most comparable hydrocarbon commodity applicable to such future production month for a sixty (60) month period (or such shorter period if forward month prices are not quoted for a reasonably comparable hydrocarbon commodity for the full sixty month period), with such prices held constant thereafter using at a price equal to the average of prices between the forty ninth (49th) month and sixtieth (60th) month, as such prices are (A) quoted on the NYMEX (or its successor) calculated as of a date not more than five (5) days prior to the date of determination and (B) adjusted for energy content, quality and basis differentials; provided that with respect to estimated future production for which prices are defined, within the meaning of SEC guidelines, by contractual arrangements excluding escalation based upon future conditions, then contract prices shall be applied to future production subject to such arrangements.

Annex I to A&R Charter | 7

(vi)All of the financial metrics in subclauses (i)-(iii) above (other than (i)(A)) shall use the Corporation’s consolidated financial statements prepared in accordance with United States generally accepted accounting principles. All of the reserve information in subclause (i)(A) and (iv)-(v) above shall use the Corporation’s reserve report based as of the same date.
(c)In the event a Holder has elected an Optional Holder Conversion pursuant to Section 7(a) or in the event the Corporation has elected an Issuer Forced Conversion pursuant to Section 7(b) above, the Corporation shall deliver, no later than two (2) Business Days following the conversion date, a number of shares of Common Stock equal to the Conversion Ratio.
(d)Any Common Stock delivered as a result of conversion pursuant to this Section 7 shall be validly issued, fully paid and non-assessable, free and clear of any preemptive right, liens, claims, rights or encumbrances other than those arising under the General Corporation Law, the Bylaws or transfer restrictions under the Securities Act and state securities laws. Immediately following the settlement of any conversion, if any, the rights of the holders of converted Series A Preferred Stock shall cease and the Persons entitled to receive shares of Common Stock upon the conversion of shares of Series A Preferred Stock shall be treated for all purposes as having become the owners of such shares of Common Stock. Concurrently with such conversion, the converted shares of Series A Preferred Stock shall cease to be outstanding, shall be canceled and the shares of Series A Preferred Stock formerly designated pursuant to this Certificate of Designations shall be restored to authorized but unissued shares of Preferred Stock.
(e)If, after the Issuance Date, the Corporation (i) makes a distribution on its Common Stock in securities (including Common Stock) or other property or assets, (ii) subdivides or splits its outstanding Common Stock into a greater number of shares of Common Stock, (iii) combines or reclassifies its Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of its Common Stock any securities (including any reclassification in connection with a merger, consolidation or business combination in which the Corporation is the surviving Person or another constituent corporation is issuing equity securities in exchange for Common Stock, including a transaction contemplated by the proviso in clause (1) of the definition of Change of Control), then the Conversion Price in effect at the time of the record date for such distribution or of the effective date of such subdivision, split, combination, or reclassification shall be proportionately adjusted so that the conversion of the Series A Preferred Stock after such time shall entitle the holder to receive the aggregate number of shares of Common Stock (or shares of any securities into which such shares of Common Stock would have been combined, consolidated, merged, reclassified or exchanged pursuant to clauses (ii) and (iii) above) that such holder would have been entitled to receive if the Series A Preferred Stock had been converted into Common Stock immediately prior to such record date or effective date, as the case may be, and in the case of a merger, consolidation or business combination in which the Corporation is the surviving Person or another constituent corporation is issuing equity securities in exchange for Common Stock, the Corporation shall provide effective provisions to ensure that the provisions in this Certificate of Designations relating to the Series A Preferred Stock shall not be abridged or amended and that the Series A Preferred Stock shall thereafter retain the same powers, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions thereon, that the Series A Preferred Stock had immediately prior to such transaction or event either in the Corporation if the surviving corporation or in the constituent corporation. An adjustment made pursuant to this Section 7(e) shall become effective immediately after the record date in the case of a distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification (including any reclassification in connection with a merger, consolidation or business combination in which the Corporation is the surviving Person or a constituent corporation) or split. Such adjustment shall be made successively whenever any event described above shall occur.
(f)At least fifteen (15) days prior to the consummation of any recapitalization, reorganization,

Annex I to A&R Charter | 8

consolidation, Change of Control, spin-off or other business combination (not otherwise addressed in Section 7(e) above) (a “Corporation Event”), the Corporation shall notify each Holder of such event (such notice to set forth in reasonable detail the material terms and conditions of such Corporation Event and the securities, cash or other assets, if any, which a holder of Series A Preferred Stock and Common Stock (each on a per share basis) would receive upon the consummation of such event, to the extent known by the Corporation at the time); provided that the Corporation shall not be obligated to provide any holder with information that is otherwise not publicly available.
(g)Upon any adjustment to the Conversion Price pursuant to this Section 7, the Corporation promptly shall deliver to each Holder a certificate signed by an appropriate officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.
(h)The Corporation shall pay any and all issue, documentary, stamp and other taxes, excluding any income, franchise, property or similar taxes, that may be payable in respect of any issue or delivery of Common Stock on conversion of Series A Preferred Stock pursuant hereto. However, the holder of any Series A Preferred Stock shall pay any tax that is due because Common Stock issuable upon conversion thereof are issued in a name other than such holder’s name.
(i)No fractional shares of Common Stock shall be issued upon the conversion of any Series A Preferred Stock. All Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional stock. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall not issue a fractional share of Common Stock but shall round the fractional share of Common Stock to the nearest whole share of Common Stock (and a 0.5 of a share of Common Stock shall be rounded up to the next higher share of Common Stock).
(j)The Corporation agrees that it will act in good faith to make any adjustment(s) required by this Section 7 equitably and in such a manner as to afford the Holders the benefits of the provisions hereof, and will not intentionally take any action to deprive such Holders of the express benefit hereof.
(k)Any conversion made pursuant to this Section 7, including any Issuer Forced Conversion made pursuant to Section 7(b), is subject to compliance with all applicable laws, rules and regulations, including any relevant stock exchange rules.
8.	Redemption
(a)The Corporation has the option in its sole discretion, from time to time other than in connection with a Liquidation and to the extent permitted by applicable law, to redeem all or a portion of the then outstanding shares of Series A Preferred Stock, for an amount per share of Series A Preferred Stock equal to the Redemption Price, subject to a holder’s right to elect conversion set forth below. The “Redemption Price” means (a) for the period commencing on the Issuance Date and ending on the date that is one hundred and nineteen (119) days after the Issuance Date, one hundred percent (100%) of the Liquidation Preference at such time; (b) for the period commencing on the day that is one hundred and twenty (120) days after the Issuance Date and ending on the date that is one hundred and seventy-nine (179) days after the Issuance Date, one hundred and two percent (102%) of the Liquidation Preference at such time; (c) for the period commencing on the day that is one hundred and eighty (180) days after the Issuance Date and ending on the first (1st) anniversary of the Issuance Date, one hundred and five percent (105%) of the Liquidation Preference at such time; (d) for the period commencing on the day immediately after the first (1st) anniversary of the Issuance Date and ending on the second (2nd) anniversary of the Issuance Date, one hundred and eight percent (108%)

Annex I to A&R Charter | 9

of the Liquidation Preference at such time; and (e) any time after the second (2nd) anniversary of the Issuance Date, one hundred and twenty percent (120%) of the Liquidation Preference at such time. The Corporation may exercise its redemption option under this Section 8(a) by delivery of written notice to the Holders in the form attached as Annex B (the “Redemption Notice”), provided, however, that, the Holders shall have five (5) Business Days from the date of receipt of any such Redemption Notice to, in lieu of being paid the cash Redemption Price, elect to convert the shares of Series A Preferred Stock subject to such Redemption Notice and in accordance with Section 7(a). Such redemption shall be completed on a date specified in the Redemption Notice, which shall be not less than ten (10) and not more than twenty (20) Business Days following the date of the Redemption Notice. If the Corporation redeems only a portion of the then outstanding shares of Series A Preferred Stock, the shares of Series A Preferred Stock subject to such redemption shall be allocated pro rata among the outstanding shares of Series A Preferred Stock.
(b)Change of Control.
(i)At any time on or prior to the one hundred fiftieth (150th) day following the Issuance Date, upon the occurrence of a Change of Control, at the option of the Corporation, either (A) each Holder shall have all of their shares of Series A Preferred Stock redeemed in exchange for a cash payment per share of Series A Preferred Stock equal to the Liquidation Preference as of such date or (B) each Holder shall be entitled to receive the same form and amount of consideration such Holder would have received pursuant to the applicable acquisition agreement if, immediately prior to the record date for payments relating to such Change of Control, such share of Series A Preferred Stock had been converted into a number of shares of Common Stock equal to the quotient of (1) the Liquidation Preference as of such date multiplied by one hundred and seven point five percent (107.5%) and (2) the VWAP over fifteen (15) consecutive trading days ending on the third (3rd) trading day prior to the closing of the Change of Control transaction.
(ii)At any time after both the one hundred fiftieth (150th) day following the Issuance Date and the end of the Term Loan Restricted Period, upon the occurrence of a Change of Control, the Corporation shall offer each Holder a cash payment per share of Series A Preferred Stock equal to the Redemption Price (the “Mandatory CoC Redemption Offer”); provided, however, that, notice of such Mandatory CoC Redemption Offer shall be provided to each Holder at least ten (10) Business Days prior to the consummation of such Change of Control and the Holders shall have five (5) Business Days from the date of receipt of any such notice to, in lieu of being paid the cash Redemption Price, elect to receive from the acquirer in the Change of Control transaction the same form and amount of consideration such Holder would have received pursuant to the applicable acquisition agreement if, immediately prior to the record date for payments relating to such Change of Control, such share of Series A Preferred Stock had been converted into a number of shares of Common Stock at the Conversion Ratio (“CoC Conversion Consideration”).
(iii)At any time after the one hundred fiftieth (150th) day following the Issuance Date and prior to the end of the Term Loan Restricted Period, upon the occurrence of a Change of Control that occurs, the Corporation shall have the option to offer each Holder a cash payment per share of Series A Preferred Stock it holds equal to the Redemption Price (the “Optional CoC Redemption Offer”). The Corporation shall notify each Holder at least ten (10) Business Days prior to the consummation of such Change of Control if it is electing to exercise the Optional CoC Redemption Offer, and the Holders shall have five (5) Business Days from the date of receipt of any such notice to, in lieu of being paid the cash Redemption Price, elect to receive the CoC Conversion Consideration from the acquirer in the Change of Control transaction in connection with the consummation of such Change of Control. If the Corporation does not elect to offer the Optional CoC Redemption Offer, the Holder shall be entitled to receive the CoC Conversion Consideration from the acquirer in the Change of Control transaction in connection with the consummation of such Change of Control.

Annex I to A&R Charter | 10

(iv)(A) a “Change of Control” means (1) the consummation of any transaction by the Corporation the result of which is that any Person or “group” (as defined in the Securities Exchange Act of 1934, as amended), other than any Permitted Holder, becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the voting stock of the Corporation, measured by voting power rather than number of shares, units or the like; provided that a transaction in which the Corporation becomes a subsidiary of another Person shall not constitute a Change of Control if, immediately following such transaction, the Persons who were beneficial owners of the voting stock of the Corporation immediately prior to such transaction beneficially own, directly or indirectly, fifty percent (50%) or more of the total voting power of the voting stock of such other Person of whom the Corporation has become a subsidiary or (2) the sale of all or substantially all of the Corporation’s assets; and (B) the “Permitted Holder” means any holder of shares of Series A Preferred Stock as of the Issuance Date and its affiliates.
(v)“Term Loan Restricted Period” means the period from the Issuance Date until the earliest of (a) the termination of the Term Loan Credit Agreement, (b) the first Business Day immediately following the first anniversary of the Maturity Date of the Term Loan Credit Agreement (as in effect on the date hereof), and (c) such time, if any, as the Term Loan Credit Agreement may be amended in a manner that would not cause the Series A Preferred Stock to be “Disqualified Capital Stock” under the Term Loan Credit Agreement as a result of the Corporation being obligated to effect the Mandatory CoC Redemption Offer pursuant to clause (ii) above.
(vi)“Term Loan Credit Agreement” means the Amended and Restated Senior Secured Credit Agreement, dated as of November 24, 2021, by and among the Corporation, Halcón Holdings, LLC, Macquarie Bank Limited and the lenders from time to time party thereto, as amended, restated or otherwise modified from time to time
(vii)“Maturity Date” means November 24, 2025.
(viii)“VWAP” means the dollar volume-weighted average price for the Common Stock on its trading market during the period beginning at 9:30:01 a.m., New York time (or such other time as the trading market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the trading market publicly announces is the official close of trading), as reported by Bloomberg, L.P. through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as the trading market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City Time (or such other time as the trading market publicly announces is the official close of trading), as reported by Bloomberg, L.P., or, if no dollar volume-weighted average price is reported for such security by Bloomberg, L.P. for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the VWAP cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the VWAP of the Common Stock shall be the fair market value of the Common Stock as determined by an independent nationally recognized investment banking firm mutually agreed to by the Corporation and holders of at least two-thirds (66 ⅔%) of the Series A Preferred Stock then outstanding.
(ix)“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof or any other form of entity.
(c)The Holders and the Corporation agree that each will cooperate in good faith to determine the U.S. federal income tax treatment of any redemption by the Corporation of the Series A Preferred Stock and will (and will cause its affiliates to), in connection with any such redemption, reasonably cooperate (i) to

Annex I to A&R Charter | 11

structure such redemption in a manner that permits each Holder to report the redemption payment as received in part or full payment in exchange for its Series A Preferred Stock for U.S. federal income tax purposes if such structure can be achieved without any unreimbursed cost or expense to the Corporation (provided that, for the avoidance of doubt, the Holders and the Corporation acknowledge (A) that it may not be possible to structure any such redemption in a manner that permits a Holder to report a redemption payment as received in part or full payment in exchange for its Series A Preferred Stock for U.S. federal income tax purposes, in which case the Corporation shall still be entitled to make any such redemption pursuant to this Section 8 as it determines is appropriate (and in the amounts it determines is appropriate) and (B) that different Holders may be subject to different treatment for U.S. federal income tax purposes), (ii) to allow each Holder a reasonable opportunity to transfer its Series A Preferred Stock to an affiliate prior to such redemption and (iii) if such redemption is funded by, or occurs in connection with, an issuance of equity by the Corporation, to cause the Person or Persons acquiring such equity to purchase the Series A Preferred Stock from the Holders directly and to make any necessary amendments to this Certificate of Designations following such purchase as agreed between such purchaser(s) and the Corporation. If, as a result of the previous sentence, any such redemption of shares of Series A Preferred Stock is delayed for more than thirty (30) days from the date on which the Corporation otherwise planned to make such redemption (the “30 Day Date”) and the redemption occurs, the Series A Dividend shall stop accumulating (including with respect to any Unpaid Dividend Accrual) on the shares of Series A Preferred Stock that are to be redeemed from the 30 Day Date until the date of such redemption and the Redemption Price for such redemption shall be that applicable at the 30 Day Date. The Corporation further agrees that it shall use reasonable best efforts to conduct an “earnings and profits study” (or similar analysis) to determine its current and accumulated earnings and profits as soon as reasonably practicable following the initial issuance of the Series A Preferred Stock (but in no case later than December 31, 2023) and to update such analysis for every taxable year in which the Series A Preferred Stock remains outstanding.
9.	NYSE American Issuance Limitation.
(a)No Holder will be entitled to receive converted shares of Common Stock or other shares of Common Stock issuable upon redemption, dividend payments, or as otherwise provided in this Certificate of Designations to the extent such issuance would result in a violation of the NYSE American Company Guide or rules of the national securities exchange upon which the Common Stock is then listed(the “NYSE American Issuance Limitation”), unless either (i) the Corporation obtains the Stockholder Approval and the Schedule 14C Action has been completed, or (ii) the Corporation determines upon advice of counsel that Stockholder Approval and the Schedule 14C Action are not required to effect the conversion, in each such case, the NYSE American Issuance Limitation will no longer apply.
(b)“Stockholder Approval” means stockholder approval of the proposal to issue Common Stock upon conversion of the Series A Preferred Stock for purposes of Rule 713 of the New York Stock Exchange American Listed Company Manual, or to comply with the applicable rules of the national securities exchange upon which the Common Stock is then listed.
(c)“Schedule 14C Action” means, collectively, (i) the filing of an Information Statement on Schedule 14C relating to the issuance of converted shares of Common Stock or other shares of Common Stock issuable upon redemption, dividend payments, or as otherwise provided in this Certificate of Designations with the United States Securities and Exchange Commission (the “SEC”) and the receipt from the SEC of notice that it has no comments thereon, (ii) the mailing of such Information Statement to the Corporation’s shareholders and (iii) the expiration of the 20 calendar day waiting period under Rule 14c-2(b).
(d)Notwithstanding anything herein to the contrary, if the Holders (together with their respective affiliates) collectively beneficially own fifty percent (50%) or more of the outstanding Common Stock at the time a transaction is contemplated pursuant to which the NYSE American Issuance Limitation would reduce the consideration being issued to the Holders in connection with such transaction (“Subject Transaction”), the

Annex I to A&R Charter | 12

Corporation shall notify the Holders of such Subject Transaction and the related NYSE American Issuance Limitation at least ten (10) Business Days prior to the consummation of such Subject Transaction and give the Holders five (5) Business Days from the date of receipt of any such notice to provide a Stockholder Approval, and if such Stockholder Approval is timely received, the Corporation shall not consummate such Subject Transaction until the Schedule 14C Action removing the NYSE American Issuance Limitation has been completed.
10.	Additional Procedures.
(a)In connection with any conversion pursuant to Section 7 or redemption in accordance with Section 8, the Holder must deliver transfer instruments reasonably satisfactory to the Corporation, at the principal office of the Corporation (or such other place mutually acceptable to the Holder and the Corporation) together with written notice that such Holder elects to convert all or such lesser number of shares as specified therein.
(b)Transfers of Series A Preferred Stock held in uncertificated, book-entry form shall be made only upon the transfer books of the Corporation kept at an office of the Corporation upon receipt of proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the stock. The Corporation may refuse any requested transfer until furnished evidence reasonably satisfactory to it that such transfer is made in accordance with the terms of this Certificate of Designations.
11.	No Other Rights.

The shares of Series A Preferred Stock shall not have any powers, designations, preferences or relative, participating, optional, or other special rights, nor shall there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth herein or in the Certificate of Incorporation, or as may be provided by law.

12.	Other Provisions.
(a)The shares of Series A Preferred Stock shall not be subject to the operation of any retirement or sinking fund.
(b)In case any one or more of the provisions contained in this Certificate of Designations shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Furthermore, in lieu of any such invalid, illegal or unenforceable provision, the Corporation shall use its reasonable best efforts to add as a part of this Certificate of Designations a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be legal, valid and enforceable, unless the requisite parties separately agree to a replacement provision that is valid, legal and enforceable.
(c)Any payments, issuances or distributions required to be made hereunder on any day that is not a Business Day shall be made on the next succeeding Business Day without interest or additional payment for such delay. All payments required hereunder shall be made by wire transfer of immediately available funds in United States Dollars to the Holders in accordance with the payment instructions as such Holders may deliver by written notice to the Corporation from time to time.
(d)Unless otherwise agreed to by the Corporation and the applicable Holder, any certificate representing the Series A Preferred Stock (and the Common Stock issuable upon conversion thereof) will bear a restrictive legend substantially in the form set forth below, which is hereby incorporated in and expressly made a part of this Certificate of Designations, and will be subject to the restrictions set forth therein. In

Annex I to A&R Charter | 13

addition, any such certificate may have notations, additional legends or endorsements required by law, stock exchange rules, and agreements to which the Corporation and all of the Holders of Series A Preferred Stock in their capacity as Holders are subject, if any.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS FILED WITH THE SECRETARY OF STATE FOR THE STATE OF DELAWARE PURSUANT TO SECTION 202 OF THE DELAWARE GENERAL CORPORATION LAW (THE “CERTIFICATE OF DESIGNATIONS”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE CERTIFICATE OF DESIGNATIONS. A COPY OF THE CERTIFICATE OF DESIGNATIONS WILL BE FURNISHED WITHOUT CHARGE BY THE CORPORATION TO THE HOLDER UPON REQUEST.

13.	Effective Date.

This Certificate of Designations shall become effective on March 24, 2023.

[The Remainder of this Page Intentionally Left Blank]

Annex I to A&R Charter | 14

Annex A-1

Conversion Notice

The undersigned holder of Series A Preferred Stock hereby irrevocably elects to convert the number of shares of Series A Preferred Stock indicated below pursuant to Section 7(a) of the Certificate of Designations into shares of Common Stock at the Conversion Ratio. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on March 24, 2023 (the “Certificate of Designations”).

Conversion Calculations:

Number of shares of Series A Preferred Stock owned prior to conversion: [_____]

Number of shares of Series A Preferred Stock to be converted: [_____]

Number of shares of Common Stock to be issued: [_____]

[HOLDER]

 By:

 Name:

 Title:

 Date:

Annex I to A&R Charter | 15

Annex A-2

Issuer Conversion Notice

Battalion Oil Corporation, a Delaware corporation, hereby irrevocably elects to convert the number of shares of Series A Preferred Stock held by you indicated below into shares of Common Stock at the Conversion Ratio on the date set forth below pursuant to Section 7(b) of the Certificate of Designations. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on March 24, 2023 (the “Certificate of Designations”).

Holder: [_____]

Conversion Calculations:

Number of Shares of Series A Preferred Stock owned by you prior to conversion: [_____]

Number of Shares of Series A Preferred Stock owned by you to be converted: [_____]

Number of shares of Common Stock to be issued: [_____]

BATTALION OIL CORPORATION

 By:

 Name:

 Title:

 Date:

Annex I to A&R Charter | 16

Annex B

Redemption Notice

Battalion Oil Corporation, a Delaware corporation, hereby irrevocably elects to redeem the number of shares of Series A Preferred Stock held by you indicated below on the date set forth below. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on March 24, 2023.

Holder: [_____]

Date of redemption: [_____]

Redemption Calculations:

Number of Shares of Series A Preferred Stock owned by you prior to redemption: [_____]

Number of Shares of Series A Preferred Stock owned by you to be redeemed: [_____]

Redemption Price: [___]

Elect a Single Form of Payment of Redemption Price:

___ Cash (Cash payment to be made to you: [_____])

BATTALION OIL CORPORATION

 By:

 Name:

 Title:

 Date:

Annex I to A&R Charter | 17

Annex II

BATTALION OIL CORPORATION

____________________

CERTIFICATE OF DESIGNATIONS

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

____________________

SERIES A-1 REDEEMABLE CONVERTIBLE PREFERRED STOCK
(Par Value $0.0001 Per Share)

Battalion Oil Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Certificate of Incorporation of the Corporation (as amended from time to time in accordance with its terms and the General Corporation Law, the “Certificate of Incorporation”), which authorizes the Board of Directors to issue shares of the preferred stock of the Corporation (the “Preferred Stock”), in one or more series of Preferred Stock and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional, or other special rights and such qualifications, limitations or restrictions thereof, and in accordance with the provisions of Section 151 of the General Corporation Law, the Board of Directors duly adopted on September 5, 2023 the following resolution:

RESOLVED, that the rights, powers and preferences, and the qualifications, limitations and restrictions, of the Series A-1 Preferred Stock as set forth in this Certificate of Designations are hereby approved and adopted by the Board of Directors and Series A-1 Preferred Stock is hereby authorized out of the Corporation’s authorized preferred stock, par value $0.0001 per share; and the form, terms and provisions of this Certificate of Designations are hereby approved, adopted, ratified and confirmed in all respects as follows:

1.	General.
(a)The shares of such series shall be designated the Series A-1 Redeemable Convertible Preferred Stock (hereinafter referred to as the “Series A-1 Preferred Stock”).
(b)Each share of Series A-1 Preferred Stock shall be identical in all respects with the other shares of Series A-1 Preferred Stock.
(c)The authorized number of shares of Series A-1 Preferred Stock shall initially be thirty-eight thousand (38,000), which number may from time to time be increased or decreased by resolution of the Board of Directors as permitted by the General Corporation Law.
(d)For purposes of this Certificate of Designations, “Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person. The Series A-1 Preferred Stock shall, with respect to dividend rights and rights upon a liquidation, winding-up or dissolution of the Corporation, rank:

Annex II to A&R Charter | 1

(i)senior to the Common Stock, par value $0.0001 per share, of the Corporation (“Common Stock”), and any other class or series of Capital Stock of the Corporation, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series A-1 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Junior Stock”);
(ii)on a parity with (A) the Series A Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, and (B) any other class or series of Capital Stock of the Corporation, the terms of which provide that such class or series ranks on a parity with the Series A-1 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (such Capital Stock, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Parity Stock”); and
(iii)junior to any class or series of Capital Stock of the Corporation (other than Common Stock), the terms of which expressly provide that such class or series ranks senior to the Series A-1 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Senior Stock”).
(e)For purposes of this Certificate of Designations, the following terms have meanings set forth in the Section indicated:

Term	Section
30 Day Date	Section 8(c)
Board of Directors	Preamble
Business Day	Section 4(b)
Capital Stock	Section 1(d)
Certificate of Incorporation	Preamble
Change of Control	Section 8(b)(iv)
CoC Conversion Consideration	Section 8(b)(ii)
Common Stock	Section 1(d)(i)
Conversion Notice	Section 7(a)
Conversion Price	Section 7(a)
Conversion Ratio	Section 7(a)
Corporation	Preamble
Corporation Event	Section 7(f)
Debt	Section 7(b)(ii)
Dividend Payment Date	Section 2(a)
Dividend Period	Section 2(a)
General Corporation Law	Preamble
Holder	Section 3(a)
Issuance Date	Section 2(a)
Issuer Conversion Notice	Section 7(b)
Junior Stock	Section 1(d)(i)
Liquidation	Section 3(a)
Liquidation Distribution	Section 3(a)
Liquidation Preference	Section 3(a)
Mandatory CoC Redemption Offer	Section 8(b)(ii)
Mandatory Conversion Conditions	Section 7(b)
Material Adverse Effect	Section 7(b)

Annex II to A&R Charter | 2

Term	Section
Maturity Date	Section 8(b)(vii)
NYMEX Prices	Section 7(b)(v)
NYSE American Issuance Limitation	Section 9(a)
Optional CoC Conversion	Section 8(b)(iii)
Optional CoC Redemption Offer	Section 8(b)(iii)
Optional Holder Conversion	Section 7(a)
Parity Stock	Section 1(d)(ii)
PDP PV-20	Section 7(b)(i)
Permitted Holder	Section 8(b)(iv)
Person	Section 8(b)(ix)
Preferred Stock	Preamble
Proved Developed Producing Reserves	Section 7(b)(iv)
Purchase Agreement	Section 5(b)
Redemption Notice	Section 8(a)
Redemption Price	Section 8(a)
Schedule 14C Action	Section 9(c)
SEC	Section 9(c)
Senior Stock	Section 1(d)(iii)
Series A-1 Dividend	Section 2(a)
Series A-1 Dividend Rate	Section 2(a)
Series A-1 Preferred Stock	Section 1(a)
Stockholder Approval	Section 9(b)
Subject Transaction	Section 9(d)
Term Loan Credit Agreement	Section 8(b)(vi)
Term Loan Restricted Period	Section 8(b)(v)
Unpaid Dividend Accrual	Section 2(d)
Working Capital Adjustments	Section 7(b)(iii)
2.	Dividends.
(a)Holders of Series A-1 Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, and the Corporation shall pay, out of funds lawfully available therefor, cumulative dividends at the rate per share of Series A-1 Preferred Stock equal to the Series A-1 Dividend Rate (the “Series A-1 Dividend”). The “Series A-1 Dividend Rate” shall mean fourteen and one-half percent (14.50%) per annum on the then-applicable Liquidation Preference (as defined herein). The period from the closing date of the issuance of the shares of Series A-1 Preferred Stock (the “Issuance Date”) to and including September 30, 2023, and each period from but excluding a Dividend Payment Date to and including the following Dividend Payment Date is herein referred to as a “Dividend Period.” “Dividend Payment Date” shall mean March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2023.
(b)Series A-1 Dividends shall be payable quarterly in arrears at the Series A-1 Dividend Rate and shall compound quarterly and accumulate, whether or not earned or declared, from the most recent date on which dividends have been paid, or, if no dividends have been paid, from the Issuance Date (subject, in each case, to the Unpaid Dividend Accrual).
(c)If a Series A-1 Dividend is declared by the Board of Directors, then such Series A-1 Dividend shall be paid in cash. The Board of Directors shall not be required to declare any Series A-1 Dividends, and any declaration of a Series A-1 Dividend shall be solely at the discretion of the Board of Directors of the Corporation.

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(d)If a Series A-1 Dividend is not declared and paid in cash on a Dividend Payment Date, then in full discharge of such Series A-1 Dividend for such Dividend Period, the Liquidation Preference of each outstanding share of Series A-1 Preferred Stock, regardless of its date of issue, shall automatically increase on such Dividend Payment Date by an amount equal to sixteen percent (16.00%) per annum multiplied by the Liquidation Preference in effect immediately after the immediately prior Dividend Payment Date (or the Issuance Date in respect of the first Dividend Period) (such automatic increase, the “Unpaid Dividend Accrual”), which, for the avoidance of doubt, will be pro-rated for the period of time elapsed during such Dividend Period. Notwithstanding anything to the contrary herein, any portion of the Unpaid Dividend Accrual that increased the Liquidation Preference during any historical Dividend Period can be paid by the Corporation in cash, out of funds lawfully available therefor, at any time as and if declared by the Board of Directors; provided that, after any such payment, the Liquidation Preference shall automatically decrease by the amount of such payment.
(e)All cash dividends paid or declared for payment on a Dividend Payment Date with respect to the Series A-1 Preferred Stock and the Parity Stock shall be shared pro rata based on the then-current dividends due on shares of Series A-1 Preferred Stock and (i) in the case of any series of non-cumulative Parity Stock, the aggregate of the current and unpaid dividends due on such series of Parity Stock, and (ii) in the case of any series of cumulative Parity Stock, the aggregate of the current and accumulated and unpaid dividends due on such series of Parity Stock.
(f)Holders of Series A-1 Preferred Stock shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on Common Stock as if the Series A-1 Preferred Stock were converted into shares of Common Stock as of the record date for such dividend or distribution, at the Conversion Ratio in effect on such record date.
3.	Liquidation.
(a)Prior to conversion pursuant to Section 7, in the event of a liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (a “Liquidation”), after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of Series A-1 Preferred Stock (each, a “Holder”) shall be entitled to receive, in respect of any shares of Series A-1 Preferred Stock held by them, out of assets of the Corporation available for distribution to stockholders of the Corporation or their assignees, and subject to the rights of any outstanding shares of Senior Stock and before any amount shall be distributed to the holders of Junior Stock, a liquidating distribution (the “Liquidation Distribution”) in an amount equal to the greater of (i) the then-applicable Liquidation Preference, including, for the avoidance of doubt, any adjustment for any Unpaid Dividend Accrual (or payment thereof), and (ii) the amount such Holder would have been entitled to receive had such Holder converted its shares of Series A-1 Preferred Stock into shares of Common Stock at the then-applicable Conversion Ratio immediately prior to such Liquidation. The “Liquidation Preference” shall equal $1,000 per share of Series A-1 Preferred Stock, which amount shall be adjusted as the result of any Unpaid Dividend Accrual (or payment thereof), and as otherwise set forth herein. In addition, in connection with any conversion or redemption of the Series A-1 Preferred Stock, the Liquidation Preference shall be adjusted to include all accrued and unpaid dividends (at the Series A-1 Dividend Rate) between the immediately prior Dividend Payment Date (or the Issuance Date with respect to the first Dividend Period) and the date immediately prior to the effective date of such conversion or redemption. If, upon a Liquidation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the then outstanding shares of Series A-1 Preferred Stock and the holders of any shares of Parity Stock ranking on a parity with the Series A-1 Preferred Stock with respect to any distribution of assets upon Liquidation are insufficient to pay in full the amount of all such Liquidation Preference payable with respect to the Series A-1 Preferred Stock and any such Parity Stock, then the holders of Series A-1 Preferred Stock and such Parity Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

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(b)The Corporation shall provide the Holders appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein with written notice of (i) any voluntary Liquidation promptly after such Liquidation has been approved by the Board of Directors and at least five (5) days prior to the effective date of such Liquidation and (ii) any involuntary Liquidation promptly upon the Corporation becoming aware of any instituted proceeding in respect thereof. Such notice shall state a distribution or payment date, the amount of the Liquidation Preference and the place where the Liquidation Preference shall be distributable or payable.
(c)After the payment in cash or proceeds to the Holders of the full amount of the Liquidation Distribution with respect to outstanding shares of Series A-1 Preferred Stock, the Holders shall have no right or claim, based on their ownership of shares of Series A-1 Preferred Stock, to the remaining assets of the Corporation, if any. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in the good faith reasonable discretion of the Board of Directors or liquidating trustee, as the case may be.
4.	Voting.
(a)General. Except as otherwise required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, Holders shall not be entitled to any vote on matters submitted to the Corporation’s stockholders for approval. In any case in which the Holders shall be entitled to vote pursuant to the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, each Holder entitled to vote with respect to such matter shall be entitled to one vote per share of Series A-1 Preferred Stock.
(b)Protective Provisions. In addition to any vote required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, for so long as any of the shares of Series A-1 Preferred Stock shall remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions, including whether by merger, consolidation or otherwise, without (in addition to any other vote required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations), the written consent or affirmative vote of the holders of at least two-thirds (66 ⅔%) of the then outstanding shares of Series A-1 Preferred Stock voting as a separate class to:
(i)authorize, create, or increase the authorized amount of, or issue any class or series of Senior Stock, or reclassify or amend the provisions of any existing class of securities of the Corporation into shares of Senior Stock;
(ii)authorize, create or issue any stock or debt instrument or other obligation that is convertible or exchangeable into shares of its Senior Stock (or that is accompanied by options or warrants to purchase such Senior Stock);
(iii)amend, alter or repeal any provision of the Certificate of Incorporation or this Certificate of Designations, in either case, in a manner that materially adversely affects the special rights, preferences, privileges or voting powers of the Series A-1 Preferred Stock;
(iv)declare or pay any dividends or other distributions in cash or property with respect to its Common Stock or other Junior Stock;
(v)redeem, repurchase or acquire shares of its Common Stock or other Junior Stock (other than with respect to customary repurchase rights or tax withholding arrangements with respect to equity awards or benefit plans); or
(vi)redeem, repurchase, recapitalize or acquire shares of its Parity Stock other than (A) pro rata offers to purchase all, or a pro rata portion, of the Series A-1 Preferred Stock and such Parity Stock,

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(B) as a result of a reclassification of Parity Stock for or into other Parity Stock or Junior Stock, (C) the exchange or conversion of Parity Stock for or into other Parity Stock or Junior Stock or (D) the purchase of fractional interests in shares of Parity Stock pursuant to the conversion or exchange provisions of such Parity Stock or the security being converted or exchanged.

If the Corporation shall propose to take any action enumerated above in clauses (i) through (vi) of this Section 4(b) then, and in each such case, the Corporation shall give notice of such proposed action to each Holder of record appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein. Such notice shall specify, inter alia (x) the proposed effective date of such action; (y) the date on which a record is to be taken for the purposes of such action, if applicable; and (z) the other material terms of such action. Such notice shall be given at least two Business Days prior to the applicable date or effective date specified above. For the purposes of this Certificate of Designations, “Business Day” shall mean each day that is not a Saturday, Sunday or other day on which banking institutions in Houston, Texas or New York, New York are authorized or required by law to close. If at any time the Corporation shall cancel any of the proposed actions for which notice has been given under this Section 4(b) prior to the consummation thereof, the Corporation shall give prompt notice of such cancellation to each holder of record of the shares of Series A-1 Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein. For the avoidance of doubt, if a holder of record of shares of Series A-1 Preferred Stock does not respond to the aforementioned notice, such non-response shall in no way be deemed to constitute the written consent or affirmative vote of such Holder regarding any of the aforementioned actions in this Section 4(b) or described within such notice.

5.	Reservation of Common Stock.
(a)At any time that any Series A-1 Preferred Stock is outstanding, the Corporation shall from time to time take all lawful action within its control to cause the authorized Capital Stock of the Corporation to include a number of authorized but unissued shares of Common Stock equal to the Conversion Ratio multiplied by the number of shares of outstanding Series A-1 Preferred Stock.
(b)If (i) the Common Stock is listed on a national securities exchange and (ii) any shares of Common Stock to be reserved for the purpose of conversion of the Series A-1 Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, then the Corporation shall, at its sole cost and expense, in good faith and as expeditiously as possible, subject to Section 5.02 (Information Statement) of the Purchase Agreement, dated on or about September 6, 2023, among the Corporation and the initial Holders (the “Purchase Agreement”), endeavor to secure such registration, listing or approval, as the case may be.
6.	Uncertificated Shares.

The shares of Series A-1 Preferred Stock shall be in uncertificated, book-entry form as permitted by the Seventh Amended and Restated Bylaws of the Corporation (the “Bylaws”) and the General Corporation Law. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof any written notice as required by the General Corporation Law.

7.	Conversion.
(a)Each Holder shall have the option from time to time, exercisable by delivery of written notice to the Corporation substantially in the form attached hereto as Annex A-1 (the “Conversion Notice”), to the extent permitted by applicable law, to convert all or a portion of such Holder’s shares of Series A-1 Preferred Stock into Common Stock at the Conversion Ratio (an “Optional Holder Conversion”); provided that the Corporation shall not be required to honor such request if such Holder has previously delivered a Conversion

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Notice, in respect of an Optional Holder Conversion, during the same fiscal quarter. The “Conversion Ratio” means, for each share of Series A-1 Preferred Stock, the quotient of (i) the Liquidation Preference as of the date of the conversion and (ii) the then applicable Conversion Price. The “Conversion Price” shall initially be $7.63, which may be adjusted from time to time as set forth herein.
(b)If based on the Corporation’s financial statements for any fiscal quarter and a reserve report as of the same date prepared by an independent reserve engineering firm as of the end of a fiscal quarter that, as of such date, (x) the PDP PV-20 value divided by (y) the number of outstanding shares of Common Stock, calculated on a fully-diluted basis (including the Series A-1 Preferred Stock), is equal to or exceeds one hundred and thirty percent (130%) of the Conversion Price (the “Mandatory Conversion Conditions”, then the Corporation shall have the option from time to time until such time that the Mandatory Conversion Conditions are no longer satisfied (based on the Corporation’s financial statements for each subsequent fiscal quarter and the Corporation’s reserve report for each subsequent fiscal quarter (without the requirement that such reserve report is prepared by an independent reserve engineer)) or a Material Adverse Effect (as defined in the Purchase Agreement) has occurred since the date of the most recent financial statements that met the Mandatory Conversion Conditions, exercisable by delivery of written notice to the Holders at the address of such Holders shown on the stock books of the Corporation in the form attached hereto as Annex A-2 (the “Issuer Conversion Notice”), to convert some or all outstanding shares of Series A-1 Preferred Stock into Common Stock using the then applicable Conversion Ratio (the “Issuer Forced Conversion”).
(i)“PDP PV-20” means, as of any date of determination, the sum of (A) the net present value of estimated future cashflows from the Proved Developed Producing Reserves, utilizing a twenty percent (20%) discount rate and using NYMEX Prices, plus or minus, (B) the mark-to-market value (whether positive or negative) of the Corporation’s hedge position, plus or minus, (C) Working Capital Adjustments (whether positive or negative), minus, (D) general and administrative expenses as reported in the Corporation’s financial statements for the trailing twelve (12) month period multiplied by four (4), and minus (E) existing Debt.
(ii)“Debt” means, without duplication, all of the principal of and accreted value and accrued and unpaid interest in respect of the Corporation’s (A) indebtedness for borrowed money, (B) other indebtedness that is evidenced by bonds, notes, letters of credit or similar instruments, (C) notes payable and (D) the then-applicable redemption price of any of the Corporation’s outstanding redeemable or purchasable capital stock that is not convertible into Common Stock taken into account in Section 7(b)(y).
(iii)“Working Capital Adjustments” means the Corporation’s current assets minus current liabilities.
(iv)“Proved Developed Producing Reserves” means oil and gas properties designated as proved, developed and producing (in accordance with SEC rules and regulations) in the Corporation’s reserve report.
(v)“NYMEX Prices” means, as of any date of determination, the forward month prices for the most comparable hydrocarbon commodity applicable to such future production month for a sixty (60) month period (or such shorter period if forward month prices are not quoted for a reasonably comparable hydrocarbon commodity for the full sixty month period), with such prices held constant thereafter using at a price equal to the average of prices between the forty ninth (49th) month and sixtieth (60th) month, as such prices are (A) quoted on the NYMEX (or its successor) calculated as of a date not more than five (5) days prior to the date of determination and (B) adjusted for energy content, quality and basis differentials; provided that with respect to estimated future production for which prices are defined, within the meaning of SEC guidelines, by contractual arrangements excluding escalation based upon future conditions, then contract prices shall be applied to future production subject to such arrangements.

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(vi)All of the financial metrics in subclauses (i)-(iii) above (other than (i)(A)) shall use the Corporation’s consolidated financial statements prepared in accordance with United States generally accepted accounting principles. All of the reserve information in subclause (i)(A) and (iv)-(v) above shall use the Corporation’s reserve report based as of the same date.
(c)In the event a Holder has elected an Optional Holder Conversion pursuant to Section 7(a) or in the event the Corporation has elected an Issuer Forced Conversion pursuant to Section 7(b) above, the Corporation shall deliver, no later than two Business Days following the conversion date, a number of shares of Common Stock equal to the Conversion Ratio.
(d)Any Common Stock delivered as a result of conversion pursuant to this Section 7 shall be validly issued, fully paid and non-assessable, free and clear of any preemptive right, liens, claims, rights or encumbrances other than those arising under the General Corporation Law, the Bylaws or transfer restrictions under the Securities Act and state securities laws. Immediately following the settlement of any conversion, if any, the rights of the holders of converted Series A-1 Preferred Stock shall cease and the Persons entitled to receive shares of Common Stock upon the conversion of shares of Series A-1 Preferred Stock shall be treated for all purposes as having become the owners of such shares of Common Stock. Concurrently with such conversion, the converted shares of Series A-1 Preferred Stock shall cease to be outstanding, shall be canceled and the shares of Series A-1 Preferred Stock formerly designated pursuant to this Certificate of Designations shall be restored to authorized but unissued shares of Preferred Stock.
(e)If, after the Issuance Date, the Corporation (i) makes a distribution on its Common Stock in securities (including Common Stock) or other property or assets, (ii) subdivides or splits its outstanding Common Stock into a greater number of shares of Common Stock, (iii) combines or reclassifies its Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of its Common Stock any securities (including any reclassification in connection with a merger, consolidation or business combination in which the Corporation is the surviving Person or another constituent corporation is issuing equity securities in exchange for Common Stock, including a transaction contemplated by the proviso in clause (1) of the definition of Change of Control), then the Conversion Price in effect at the time of the record date for such distribution or of the effective date of such subdivision, split, combination, or reclassification shall be proportionately adjusted so that the conversion of the Series A-1 Preferred Stock after such time shall entitle the holder to receive the aggregate number of shares of Common Stock (or shares of any securities into which such shares of Common Stock would have been combined, consolidated, merged, reclassified or exchanged pursuant to clauses (ii) and (iii) above) that such holder would have been entitled to receive if the Series A-1 Preferred Stock had been converted into Common Stock immediately prior to such record date or effective date, as the case may be, and in the case of a merger, consolidation or business combination in which the Corporation is the surviving Person or another constituent corporation is issuing equity securities in exchange for Common Stock, the Corporation shall provide effective provisions to ensure that the provisions in this Certificate of Designations relating to the Series A-1 Preferred Stock shall not be abridged or amended and that the Series A-1 Preferred Stock shall thereafter retain the same powers, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions thereon, that the Series A-1 Preferred Stock had immediately prior to such transaction or event either in the Corporation if the surviving corporation or in the constituent corporation. An adjustment made pursuant to this Section 7(e) shall become effective immediately after the record date in the case of a distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification (including any reclassification in connection with a merger, consolidation or business combination in which the Corporation is the surviving Person or a constituent corporation) or split. Such adjustment shall be made successively whenever any event described above shall occur.
(f)At least fifteen (15) days prior to the consummation of any recapitalization, reorganization,

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consolidation, Change of Control, spin-off or other business combination (not otherwise addressed in Section 7(e) above) (a “Corporation Event”), the Corporation shall notify each Holder of such event (such notice to set forth in reasonable detail the material terms and conditions of such Corporation Event and the securities, cash or other assets, if any, which a holder of Series A-1 Preferred Stock and Common Stock (each on a per share basis) would receive upon the consummation of such event, to the extent known by the Corporation at the time); provided that the Corporation shall not be obligated to provide any holder with information that is otherwise not publicly available.
(g)Upon any adjustment to the Conversion Price pursuant to this Section 7, the Corporation promptly shall deliver to each Holder a certificate signed by an appropriate officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.
(h)The Corporation shall pay any and all issue, documentary, stamp and other taxes, excluding any income, franchise, property or similar taxes, that may be payable in respect of any issue or delivery of Common Stock on conversion of Series A-1 Preferred Stock pursuant hereto. However, the holder of any Series A-1 Preferred Stock shall pay any tax that is due because Common Stock issuable upon conversion thereof are issued in a name other than such holder’s name.
(i)No fractional shares of Common Stock shall be issued upon the conversion of any Series A-1 Preferred Stock. All Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A-1 Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional stock. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall not issue a fractional share of Common Stock but shall round the fractional share of Common Stock to the nearest whole share of Common Stock (and a 0.5 of a share of Common Stock shall be rounded up to the next higher share of Common Stock).
(j)The Corporation agrees that it will act in good faith to make any adjustment(s) required by this Section 7 equitably and in such a manner as to afford the Holders the benefits of the provisions hereof, and will not intentionally take any action to deprive such Holders of the express benefit hereof.
(k)Any conversion made pursuant to this Section 7, including any Issuer Forced Conversion made pursuant to Section 7(b), is subject to compliance with all applicable laws, rules and regulations, including any relevant stock exchange rules.
8.	Redemption
(a)The Corporation has the option in its sole discretion, from time to time other than in connection with a Liquidation and to the extent permitted by applicable law, to redeem all or a portion of the then outstanding shares of Series A-1 Preferred Stock, for an amount per share of Series A-1 Preferred Stock equal to the Redemption Price, subject to a holder’s right to elect conversion set forth below. The “Redemption Price” means (a) for the period commencing on the Issuance Date and ending on the date that is one hundred and nineteen (119) days after the Issuance Date, one hundred percent (100%) of the Liquidation Preference at such time; (b) for the period commencing on the day that is one hundred and twenty (120) days after the Issuance Date and ending on the date that is one hundred and seventy-nine (179) days after the Issuance Date, one hundred and two percent (102%) of the Liquidation Preference at such time; (c) for the period commencing on the day that is one hundred and eighty (180) days after the Issuance Date and ending on the first (1st) anniversary of the Issuance Date, one hundred and five percent (105%) of the Liquidation Preference at such time; (d) for the period commencing on the day immediately after the first (1st) anniversary of the Issuance Date and ending on the second (2nd) anniversary of the Issuance Date, one hundred and eight percent (108%)

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of the Liquidation Preference at such time; and (e) any time after the second (2nd) anniversary of the Issuance Date, one hundred and twenty percent (120%) of the Liquidation Preference at such time. The Corporation may exercise its redemption option under this Section 8(a) by delivery of written notice to the Holders in the form attached as Annex B (the “Redemption Notice”), provided, however, that, the Holders shall have five (5) Business Days from the date of receipt of any such Redemption Notice to, in lieu of being paid the cash Redemption Price, elect to convert the shares of Series A-1 Preferred Stock subject to such Redemption Notice and in accordance with Section 7(a). Such redemption shall be completed on a date specified in the Redemption Notice, which shall be not less than ten (10) and not more than twenty (20) Business Days following the date of the Redemption Notice. If the Corporation redeems only a portion of the then outstanding shares of Series A-1 Preferred Stock, the shares of Series A-1 Preferred Stock subject to such redemption shall be allocated pro rata among the outstanding shares of Series A-1 Preferred Stock.
(b)Change of Control.
(i)At any time on or prior to the one hundred fiftieth (150th) day following the Issuance Date, upon the occurrence of a Change of Control, at the option of the Corporation, either (A) each Holder shall have all of their shares of Series A-1 Preferred Stock redeemed in exchange for a cash payment per share of Series A-1 Preferred Stock equal to the Liquidation Preference as of such date or (B) each Holder shall be entitled to receive the same form and amount of consideration such Holder would have received pursuant to the applicable acquisition agreement if, immediately prior to the record date for payments relating to such Change of Control, such share of Series A-1 Preferred Stock had been converted into a number of shares of Common Stock equal to the quotient of (1) the Liquidation Preference as of such date multiplied by one hundred and seven point five percent (107.5%) and (2) the VWAP over fifteen (15) consecutive trading days ending on the third (3rd) trading day prior to the closing of the Change of Control transaction.
(ii)At any time after both the one hundred fiftieth (150th) day following the Issuance Date and the end of the Term Loan Restricted Period, upon the occurrence of a Change of Control, the Corporation shall offer each Holder a cash payment per share of Series A-1 Preferred Stock equal to the Redemption Price (the “Mandatory CoC Redemption Offer”); provided, however, that, notice of such Mandatory CoC Redemption Offer shall be provided to each Holder at least ten (10) Business Days prior to the consummation of such Change of Control and the Holders shall have five (5) Business Days from the date of receipt of any such notice to, in lieu of being paid the cash Redemption Price, elect to receive from the acquirer in the Change of Control transaction the same form and amount of consideration such Holder would have received pursuant to the applicable acquisition agreement if, immediately prior to the record date for payments relating to such Change of Control, such share of Series A-1 Preferred Stock had been converted into a number of shares of Common Stock at the Conversion Ratio (“CoC Conversion Consideration”).
(iii)At any time after the one hundred fiftieth (150th) day following the Issuance Date and prior to the end of the Term Loan Restricted Period, upon the occurrence of a Change of Control that occurs, the Corporation shall have the option to offer each Holder a cash payment per share of Series A-1 Preferred Stock it holds equal to the Redemption Price (the “Optional CoC Redemption Offer”). The Corporation shall notify each Holder at least ten (10) Business Days prior to the consummation of such Change of Control if it is electing to exercise the Optional CoC Redemption Offer, and the Holders shall have five (5) Business Days from the date of receipt of any such notice to, in lieu of being paid the cash Redemption Price, elect to receive the CoC Conversion Consideration from the acquirer in the Change of Control transaction in connection with the consummation of such Change of Control. If the Corporation does not elect to offer the Optional CoC Redemption Offer, the Holder shall be entitled to receive the CoC Conversion Consideration from the acquirer in the Change of Control transaction in connection with the consummation of such Change of Control.

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(iv)(A) a “Change of Control” means (1) the consummation of any transaction by the Corporation the result of which is that any Person or “group” (as defined in the Securities Exchange Act of 1934, as amended), other than any Permitted Holder, becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the voting stock of the Corporation, measured by voting power rather than number of shares, units or the like; provided that a transaction in which the Corporation becomes a subsidiary of another Person shall not constitute a Change of Control if, immediately following such transaction, the Persons who were beneficial owners of the voting stock of the Corporation immediately prior to such transaction beneficially own, directly or indirectly, fifty percent (50%) or more of the total voting power of the voting stock of such other Person of whom the Corporation has become a subsidiary or (2) the sale of all or substantially all of the Corporation’s assets; and (B) the “Permitted Holder” means any holder of shares of Series A-1 Preferred Stock as of the Issuance Date and its affiliates.
(v)“Term Loan Restricted Period” means the period from the Issuance Date until the earliest of (a) the termination of the Term Loan Credit Agreement, (b) the first Business Day immediately following the first anniversary of the Maturity Date of the Term Loan Credit Agreement (as in effect on the date hereof), and (c) such time, if any, as the Term Loan Credit Agreement may be amended in a manner that would not cause the Series A-1 Preferred Stock to be “Disqualified Capital Stock” under the Term Loan Credit Agreement as a result of the Corporation being obligated to effect the Mandatory CoC Redemption Offer pursuant to clause (ii) above.
(vi)“Term Loan Credit Agreement” means the Amended and Restated Senior Secured Credit Agreement, dated as of November 24, 2021, by and among the Corporation, Halcón Holdings, LLC, Macquarie Bank Limited and the lenders from time to time party thereto, as amended, restated or otherwise modified from time to time.
(vii)“Maturity Date” means November 24, 2025.
(viii)“VWAP” means the dollar volume-weighted average price for the Common Stock on its trading market during the period beginning at 9:30:01 a.m., New York time (or such other time as the trading market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the trading market publicly announces is the official close of trading), as reported by Bloomberg, L.P. through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as the trading market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City Time (or such other time as the trading market publicly announces is the official close of trading), as reported by Bloomberg, L.P., or, if no dollar volume-weighted average price is reported for such security by Bloomberg, L.P. for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the VWAP cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the VWAP of the Common Stock shall be the fair market value of the Common Stock as determined by an independent nationally recognized investment banking firm mutually agreed to by the Corporation and holders of at least two-thirds (66 ⅔%) of the Series A-1 Preferred Stock then outstanding.
(ix)“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof or any other form of entity.
(c)The Holders and the Corporation agree that each will cooperate in good faith to determine the U.S. federal income tax treatment of any redemption by the Corporation of the Series A-1 Preferred Stock and will (and will cause its affiliates to), in connection with any such redemption, reasonably cooperate (i) to

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structure such redemption in a manner that permits each Holder to report the redemption payment as received in part or full payment in exchange for its Series A-1 Preferred Stock for U.S. federal income tax purposes if such structure can be achieved without any unreimbursed cost or expense to the Corporation (provided that, for the avoidance of doubt, the Holders and the Corporation acknowledge (A) that it may not be possible to structure any such redemption in a manner that permits a Holder to report a redemption payment as received in part or full payment in exchange for its Series A-1 Preferred Stock for U.S. federal income tax purposes, in which case the Corporation shall still be entitled to make any such redemption pursuant to this Section 8 as it determines is appropriate (and in the amounts it determines is appropriate) and (B) that different Holders may be subject to different treatment for U.S. federal income tax purposes), (ii) to allow each Holder a reasonable opportunity to transfer its Series A-1 Preferred Stock to an affiliate or third party prior to such redemption; provided that the Corporation shall not be required to assist in such transfer (other than in respect of registering such transfer on the books and records of the Corporation) and, for the avoidance of doubt, such transfer shall be subject to the other terms, conditions and restrictions applicable to the Series A-1 Preferred Stock, and (iii) if such redemption is funded by, or occurs in connection with, an issuance of equity by the Corporation, to cause the Person or Persons acquiring such equity to purchase the Series A-1 Preferred Stock from the Holders directly and to make any necessary amendments to this Certificate of Designations following such purchase as agreed between such purchaser(s) and the Corporation. If, as a result of the previous sentence, any such redemption of shares of Series A-1 Preferred Stock is delayed for more than thirty (30) days from the date on which the Corporation otherwise planned to make such redemption (the “30 Day Date”) and the redemption occurs, the Series A-1 Dividend shall stop accumulating (including with respect to any Unpaid Dividend Accrual) on the shares of Series A-1 Preferred Stock that are to be redeemed from the 30 Day Date until the date of such redemption and the Redemption Price for such redemption shall be that applicable at the 30 Day Date. The Corporation further agrees that, for every taxable year in which the Series A-1 Preferred Stock remains outstanding (other than tax year 2023), it shall use reasonable best efforts to conduct and/or update its current “earnings and profits study” (or similar analysis) to determine its then-current and accumulated earnings and profits.
9.	NYSE American Issuance Limitation.
(a)No Holder will be entitled to receive converted shares of Common Stock or other shares of Common Stock issuable upon redemption, dividend payments, or as otherwise provided in this Certificate of Designations to the extent such issuance would result in a violation of the NYSE American Company Guide or rules of the national securities exchange upon which the Common Stock is then listed(the “NYSE American Issuance Limitation”), unless either (i) the Corporation obtains the Stockholder Approval and the Schedule 14C Action has been completed, or (ii) the Corporation determines upon advice of counsel that Stockholder Approval and the Schedule 14C Action are not required to effect the conversion, in each such case, the NYSE American Issuance Limitation will no longer apply.
(b)“Stockholder Approval” means stockholder approval of the proposal to issue Common Stock upon conversion of the Series A-1 Preferred Stock for purposes of Rule 713 of the New York Stock Exchange American Listed Company Manual, or to comply with the applicable rules of the national securities exchange upon which the Common Stock is then listed.
(c)“Schedule 14C Action” means, collectively, (i) the filing of an Information Statement on Schedule 14C relating to the issuance of converted shares of Common Stock or other shares of Common Stock issuable upon redemption, dividend payments, or as otherwise provided in this Certificate of Designations with the United States Securities and Exchange Commission (the “SEC”) and the receipt from the SEC of notice that it has no comments thereon, (ii) the mailing of such Information Statement to the Corporation’s shareholders and (iii) the expiration of the 20 calendar day waiting period under Rule 14c-2(b).
(d)Notwithstanding anything herein to the contrary, if the Holders (together with their respective

Annex II to A&R Charter | 12

affiliates) collectively beneficially own fifty percent (50%) or more of the outstanding Common Stock at the time a transaction is contemplated pursuant to which the NYSE American Issuance Limitation would reduce the consideration being issued to the Holders in connection with such transaction (“Subject Transaction”), the Corporation shall notify the Holders of such Subject Transaction and the related NYSE American Issuance Limitation at least ten (10) Business Days prior to the consummation of such Subject Transaction and give the Holders five (5) Business Days from the date of receipt of any such notice to provide a Stockholder Approval, and if such Stockholder Approval is timely received, the Corporation shall not consummate such Subject Transaction until the Schedule 14C Action removing the NYSE American Issuance Limitation has been completed.
10.	Additional Procedures.
(a)In connection with any conversion pursuant to Section 7 or redemption in accordance with Section 8, the Holder must deliver transfer instruments reasonably satisfactory to the Corporation, at the principal office of the Corporation (or such other place mutually acceptable to the Holder and the Corporation) together with written notice that such Holder elects to convert all or such lesser number of shares as specified therein.
(b)Transfers of Series A-1 Preferred Stock held in uncertificated, book-entry form shall be made only upon the transfer books of the Corporation kept at an office of the Corporation upon receipt of proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the stock. The Corporation may refuse any requested transfer until furnished evidence reasonably satisfactory to it that such transfer is made in accordance with the terms of this Certificate of Designations.
11.	No Other Rights.

The shares of Series A-1 Preferred Stock shall not have any powers, designations, preferences or relative, participating, optional, or other special rights, nor shall there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth herein or in the Certificate of Incorporation, or as may be provided by law.

12.	Other Provisions.
(a)The shares of Series A-1 Preferred Stock shall not be subject to the operation of any retirement or sinking fund.
(b)In case any one or more of the provisions contained in this Certificate of Designations shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Furthermore, in lieu of any such invalid, illegal or unenforceable provision, the Corporation shall use its reasonable best efforts to add as a part of this Certificate of Designations a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be legal, valid and enforceable, unless the requisite parties separately agree to a replacement provision that is valid, legal and enforceable.
(c)Any payments, issuances or distributions required to be made hereunder on any day that is not a Business Day shall be made on the next succeeding Business Day without interest or additional payment for such delay. All payments required hereunder shall be made by wire transfer of immediately available funds in United States Dollars to the Holders in accordance with the payment instructions as such Holders may deliver by written notice to the Corporation from time to time.
(d)Unless otherwise agreed to by the Corporation and the applicable Holder, any certificate

Annex II to A&R Charter | 13

representing the Series A-1 Preferred Stock (and the Common Stock issuable upon conversion thereof) will bear a restrictive legend substantially in the form set forth below, which is hereby incorporated in and expressly made a part of this Certificate of Designations, and will be subject to the restrictions set forth therein. In addition, any such certificate may have notations, additional legends or endorsements required by law, stock exchange rules, and agreements to which the Corporation and all of the Holders of Series A-1 Preferred Stock in their capacity as Holders are subject, if any.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS FILED WITH THE SECRETARY OF STATE FOR THE STATE OF DELAWARE PURSUANT TO SECTION 202 OF THE DELAWARE GENERAL CORPORATION LAW (THE “CERTIFICATE OF DESIGNATIONS”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE CERTIFICATE OF DESIGNATIONS. A COPY OF THE CERTIFICATE OF DESIGNATIONS WILL BE FURNISHED WITHOUT CHARGE BY THE CORPORATION TO THE HOLDER UPON REQUEST.

13.	Effective Date.

This Certificate of Designations shall become effective on September 6, 2023.

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Annex II to A&R Charter | 14

Annex A-1

Conversion Notice

The undersigned holder of Series A-1 Preferred Stock hereby irrevocably elects to convert the number of shares of Series A-1 Preferred Stock indicated below pursuant to Section 7(a) of the Certificate of Designations into shares of Common Stock at the Conversion Ratio. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A-1 Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on September 6, 2023 (the “Certificate of Designations”).

Conversion Calculations:

Number of shares of Series A-1 Preferred Stock owned prior to conversion: [_____]

Number of shares of Series A-1 Preferred Stock to be converted: [_____]

Number of shares of Common Stock to be issued: [_____]

[HOLDER]

 By:

 Name:

 Title:

 Date:

Annex II to A&R Charter | 15

Annex A-2

Issuer Conversion Notice

Battalion Oil Corporation, a Delaware corporation, hereby irrevocably elects to convert the number of shares of Series A-1 Preferred Stock held by you indicated below into shares of Common Stock at the Conversion Ratio on the date set forth below pursuant to Section 7(b) of the Certificate of Designations. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A-1 Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on September 6, 2023 (the “Certificate of Designations”).

Holder: [_____]

Conversion Calculations:

Number of Shares of Series A-1 Preferred Stock owned by you prior to conversion: [_____]

Number of Shares of Series A-1 Preferred Stock owned by you to be converted: [_____]

Number of shares of Common Stock to be issued: [_____]

BATTALION OIL CORPORATION

 By:

 Name:

 Title:

 Date:

Annex II to A&R Charter | 16

Annex B

Redemption Notice

Battalion Oil Corporation, a Delaware corporation, hereby irrevocably elects to redeem the number of shares of Series A-1 Preferred Stock held by you indicated below on the date set forth below. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A-1 Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on September 6, 2023.

Holder: [_____]

Date of redemption: [_____]

Redemption Calculations:

Number of Shares of Series A-1 Preferred Stock owned by you prior to redemption: [_____]

Number of Shares of Series A-1 Preferred Stock owned by you to be redeemed: [_____]

Redemption Price: [___]

Elect a Single Form of Payment of Redemption Price:

___ Cash (Cash payment to be made to you: [_____])

BATTALION OIL CORPORATION

 By:

 Name:

 Title:

 Date:

Annex II to A&R Charter | 17

Annex II(a)

BATTALION OIL CORPORATION

____________________

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF DESIGNATIONS

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

____________________

SERIES A-1 REDEEMABLE CONVERTIBLE PREFERRED STOCK
(Par Value $0.0001 Per Share)

Battalion Oil Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

Whereas, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board”) by the Amended and Restated Certificate of Incorporation of the Corporation (as amended from time to time in accordance with its terms and the DGCL, the “Certificate of Incorporation”), the Board has previously authorized the creation and issuance of a series of preferred stock, with a par value of $0.0001 per share, of the Corporation designated as the “Series A-1 Redeemable Convertible Preferred Stock” (the “Series A-1 Preferred Stock”), with terms set forth in that certain Certificate of Designation filed with the Secretary of State of the State of Delaware on September 6, 2023 (the “Certificate of Designations”);

Whereas, on December 14, 2023, the Board duly approved and adopted resolutions for purposes of amending certain provisions of the Certificate of Designations (this “Amendment”); and

Whereas, pursuant to Section 4(b) of the Certificate of Designation, the holders of at least two-thirds (66 ⅔%) of the then outstanding shares of Series A-1 Preferred Stock (the “Requisite Series A-1 Holders”), by written consent, approved this Amendment on the terms set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to the authority expressly vested in the Board and in accordance with the provisions of the Certificate of Incorporation and the DGCL, the Certificate of Designations be, and hereby is amended as follows:

1.Section 7(a) of the Certificate of Designations is amended and restated to read as follows:
(a)Each Holder shall have the option from time to time, commencing on the date that is two hundred and forty (240) days after the Issuance Date, exercisable by delivery of written notice to the Corporation substantially in the form attached hereto as Annex A-1 (the “Conversion Notice”), to the extent permitted by applicable law, to convert all or a portion of such Holder’s shares of Series A-1 Preferred Stock into Common Stock at the Conversion Ratio (an “Optional Holder Conversion”); provided that the Corporation shall not be required to honor such request if such Holder has previously delivered a Conversion Notice, in respect of an Optional Holder Conversion, during the same fiscal quarter. The “Conversion Ratio” means, for each share of Series A-1 Preferred Stock, the quotient of (i) the Liquidation Preference as of the date of the conversion and (ii) the then applicable Conversion

Annex II to A&R Charter | 18

Price. The “Conversion Price” shall initially be $7.63, which may be adjusted from time to time as set forth herein.
2.Section 8(a) of the Certificate of Designations is amended and restated to read as follows:
(a)The Corporation has the option in its sole discretion, from time to time other than in connection with a Liquidation and to the extent permitted by applicable law, to redeem all or a portion of the then outstanding shares of Series A-1 Preferred Stock, for an amount per share of Series A-1 Preferred Stock equal to the Redemption Price, subject to a holder’s right to elect conversion set forth below. The “Redemption Price” means (a) for the period commencing on the Issuance Date and ending on the date that is one hundred and nineteen (119) days after the Issuance Date, one hundred percent (100%) of the Liquidation Preference at such time; (b) for the period commencing on the day that is one hundred and twenty (120) days after the Issuance Date and ending on the date that is two hundred and thirty-nine (239) days after the Issuance Date, one hundred and two percent (102%) of the Liquidation Preference at such time; (c) for the period commencing on the day that is two hundred and forty (240) days after the Issuance Date and ending on the first (1st) anniversary of the Issuance Date, one hundred and five percent (105%) of the Liquidation Preference at such time; (d) for the period commencing on the day immediately after the first (1st) anniversary of the Issuance Date and ending on the second (2nd) anniversary of the Issuance Date, one hundred and eight percent (108%) of the Liquidation Preference at such time; and (e) any time after the second (2nd) anniversary of the Issuance Date, one hundred and twenty percent (120%) of the Liquidation Preference at such time. The Corporation may exercise its redemption option under this Section 8(a) by delivery of written notice to the Holders in the form attached as Annex B (the “Redemption Notice”), provided, however, that, to the extent permitted pursuant to Section 7(a), the Holders shall have five (5) Business Days from the date of receipt of any such Redemption Notice to, in lieu of being paid the cash Redemption Price, elect to convert the shares of Series A-1 Preferred Stock subject to such Redemption Notice and in accordance with Section 7(a). Such redemption shall be completed on a date specified in the Redemption Notice, which shall be not less than ten (10) and not more than twenty (20) Business Days following the date of the Redemption Notice. If the Corporation redeems only a portion of the then outstanding shares of Series A-1 Preferred Stock, the shares of Series A-1 Preferred Stock subject to such redemption shall be allocated pro rata among the outstanding shares of Series A-1 Preferred Stock.
3.Clauses (i) through (iii) of Section 8(b) of the Certificate of Designations are amended and restated to read as follows:
(i)At any time on or prior to the two hundred fortieth (240th) day following the Issuance Date, upon the occurrence of a Change of Control, at the option of the Corporation, either (A) each Holder shall have all of their shares of Series A-1 Preferred Stock redeemed in exchange for, exchanged for or converted into the right to receive a cash payment per share of Series A-1 Preferred Stock equal to the Redemption Price as of such date or (B) each Holder shall be entitled to receive the same form and amount of consideration such Holder would have received pursuant to the applicable acquisition agreement if, immediately prior to the record date for payments relating to such Change of Control, such share of Series A-1 Preferred Stock had been converted into a number of shares of Common Stock equal to the quotient of (1) the Liquidation Preference as of such date multiplied by one hundred and seven point five percent (107.5%) and (2) the VWAP over fifteen (15) consecutive trading days ending on the third (3rd) trading day prior to the closing of the Change of Control transaction.
(ii)At any time after both the two hundred fortieth (240th) day following the Issuance Date and the end of the Term Loan Restricted Period, upon the occurrence of a Change of Control, the Corporation shall offer each Holder a cash payment per share of Series A-1 Preferred Stock equal to the Redemption Price (the “Mandatory CoC Redemption Offer”); provided, however, that, notice of

Annex II to A&R Charter | 19

such Mandatory CoC Redemption Offer shall be provided to each Holder at least ten (10) Business Days prior to the consummation of such Change of Control and the Holders shall have five (5) Business Days from the date of receipt of any such notice to, in lieu of being paid the cash Redemption Price, elect to receive from the acquirer in the Change of Control transaction the same form and amount of consideration such Holder would have received pursuant to the applicable acquisition agreement if, immediately prior to the record date for payments relating to such Change of Control, such share of Series A-1 Preferred Stock had been converted into a number of shares of Common Stock at the Conversion Ratio (“CoC Conversion Consideration”).
(iii)At any time after the two hundred fortieth (240th) day following the Issuance Date and prior to the end of the Term Loan Restricted Period, upon the occurrence of a Change of Control that occurs, the Corporation shall have the option to offer each Holder a cash payment per share of Series A-1 Preferred Stock it holds equal to the Redemption Price (the “Optional CoC Redemption Offer”). The Corporation shall notify each Holder at least ten (10) Business Days prior to the consummation of such Change of Control if it is electing to exercise the Optional CoC Redemption Offer, and the Holders shall have five (5) Business Days from the date of receipt of any such notice to, in lieu of being paid the cash Redemption Price, elect to receive the CoC Conversion Consideration from the acquirer in the Change of Control transaction in connection with the consummation of such Change of Control. If the Corporation does not elect to offer the Optional CoC Redemption Offer, the Holder shall be entitled to receive the CoC Conversion Consideration from the acquirer in the Change of Control transaction in connection with the consummation of such Change of Control.
4.All other provisions of the Certificate of Designation shall remain in full force and effect.

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Annex II to A&R Charter | 20

Annex III

BATTALION OIL CORPORATION

____________________

CERTIFICATE OF DESIGNATIONS

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

____________________

SERIES A-2 REDEEMABLE CONVERTIBLE PREFERRED STOCK
(Par Value $0.0001 Per Share)

Battalion Oil Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Certificate of Incorporation of the Corporation (as amended from time to time in accordance with its terms and the General Corporation Law, the “Certificate of Incorporation”), which authorizes the Board of Directors to issue shares of the preferred stock of the Corporation (the “Preferred Stock”), in one or more series of Preferred Stock and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional, or other special rights and such qualifications, limitations or restrictions thereof, and in accordance with the provisions of Section 151 of the General Corporation Law, the Board of Directors duly adopted on December 15, 2023 the following resolution:

RESOLVED, that the rights, powers and preferences, and the qualifications, limitations and restrictions, of the Series A-2 Preferred Stock as set forth in this Certificate of Designations are hereby approved and adopted by the Board of Directors and Series A-2 Preferred Stock is hereby authorized out of the Corporation’s authorized preferred stock, par value $0.0001 per share; and the form, terms and provisions of this Certificate of Designations are hereby approved, adopted, ratified and confirmed in all respects as follows:

1.	General.
(a)The shares of such series shall be designated the Series A-2 Redeemable Convertible Preferred Stock (hereinafter referred to as the “Series A-2 Preferred Stock”).
(b)Each share of Series A-2 Preferred Stock shall be identical in all respects with the other shares of Series A-2 Preferred Stock.
(c)The authorized number of shares of Series A-2 Preferred Stock shall initially be thirty-five thousand (35,000), which number may from time to time be increased or decreased by resolution of the Board of Directors as permitted by the General Corporation Law.
(d)For purposes of this Certificate of Designations, “Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person. The Series A-2 Preferred Stock shall, with respect to dividend rights and rights upon a liquidation, winding-up or dissolution of the Corporation, rank:

Annex III to A&R Charter | 1

(i)senior to the Common Stock, par value $0.0001 per share, of the Corporation (“Common Stock”), and any other class or series of Capital Stock of the Corporation, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series A-2 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Junior Stock”);
(ii)on a parity with (A) the Series A Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, (B) the Series A-1 Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, and (C) any other class or series of Capital Stock of the Corporation, the terms of which provide that such class or series ranks on a parity with the Series A-2 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (such Capital Stock, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Parity Stock”); and
(iii)junior to any class or series of Capital Stock of the Corporation (other than Common Stock), the terms of which expressly provide that such class or series ranks senior to the Series A-2 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Senior Stock”).
(e)For purposes of this Certificate of Designations, the following terms have meanings set forth in the Section indicated:

Term	Section
30 Day Date	Section 8(c)
Board of Directors	Preamble
Business Day	Section 4(b)
Capital Stock	Section 1(d)
Certificate of Incorporation	Preamble
Change of Control	Section 8(b)(iv)
CoC Conversion Consideration	Section 8(b)(ii)
Common Stock	Section 1(d)(i)
Conversion Notice	Section 7(a)
Conversion Price	Section 7(a)
Conversion Ratio	Section 7(a)
Corporation	Preamble
Corporation Event	Section 7(f)
Debt	Section 7(b)(ii)
Dividend Payment Date	Section 2(a)
Dividend Period	Section 2(a)
General Corporation Law	Preamble
Holder	Section 3(a)
Issuance Date	Section 2(a)
Issuer Conversion Notice	Section 7(b)
Junior Stock	Section 1(d)(i)
Liquidation	Section 3(a)
Liquidation Distribution	Section 3(a)
Liquidation Preference	Section 3(a)
Mandatory CoC Redemption Offer	Section 8(b)(ii)
Mandatory Conversion Conditions	Section 7(b)

Annex III to A&R Charter | 2

Term	Section
Material Adverse Effect	Section 7(b)
Maturity Date	Section 8(b)(vii)
NYMEX Prices	Section 7(b)(v)
NYSE American Issuance Limitation	Section 9(a)
Optional CoC Conversion	Section 8(b)(iii)
Optional CoC Redemption Offer	Section 8(b)(iii)
Optional Holder Conversion	Section 7(a)
Parity Stock	Section 1(d)(ii)
PDP PV-20	Section 7(b)(i)
Permitted Holder	Section 8(b)(iv)
Person	Section 8(b)(ix)
Preferred Stock	Preamble
Proved Developed Producing Reserves	Section 7(b)(iv)
Purchase Agreement	Section 5(b)
Redemption Notice	Section 8(a)
Redemption Price	Section 8(a)
Schedule 14C Action	Section 9(c)
SEC	Section 9(c)
Senior Stock	Section 1(d)(iii)
Series A-2 Dividend	Section 2(a)
Series A-2 Dividend Rate	Section 2(a)
Series A-2 Preferred Stock	Section 1(a)
Stockholder Approval	Section 9(b)
Subject Transaction	Section 9(d)
Term Loan Credit Agreement	Section 8(b)(vi)
Term Loan Restricted Period	Section 8(b)(v)
Unpaid Dividend Accrual	Section 2(d)
Working Capital Adjustments	Section 7(b)(iii)
2.	Dividends.
(a)Holders of Series A-2 Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, and the Corporation shall pay, out of funds lawfully available therefor, cumulative dividends at the rate per share of Series A-2 Preferred Stock equal to the Series A-2 Dividend Rate (the “Series A-2 Dividend”). The “Series A-2 Dividend Rate” shall mean fourteen and one-half percent (14.50%) per annum on the then-applicable Liquidation Preference (as defined herein). The period from the closing date of the issuance of the shares of Series A-2 Preferred Stock (the “Issuance Date”) to and including December 31, 2023, and each period from but excluding a Dividend Payment Date to and including the following Dividend Payment Date is herein referred to as a “Dividend Period.” “Dividend Payment Date” shall mean March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 2023.
(b)Series A-2 Dividends shall be payable quarterly in arrears at the Series A-2 Dividend Rate and shall compound quarterly and accumulate, whether or not earned or declared, from the most recent date on which dividends have been paid, or, if no dividends have been paid, from the Issuance Date (subject, in each case, to the Unpaid Dividend Accrual).
(c)If a Series A-2 Dividend is declared by the Board of Directors, then such Series A-2 Dividend shall be paid in cash. The Board of Directors shall not be required to declare any Series A-2 Dividends, and any declaration of a Series A-2 Dividend shall be solely at the discretion of the Board of Directors of the

Annex III to A&R Charter | 3

Corporation.
(d)If a Series A-2 Dividend is not declared and paid in cash on a Dividend Payment Date, then in full discharge of such Series A-2 Dividend for such Dividend Period, the Liquidation Preference of each outstanding share of Series A-2 Preferred Stock, regardless of its date of issue, shall automatically increase on such Dividend Payment Date by an amount equal to sixteen percent (16.00%) per annum multiplied by the Liquidation Preference in effect immediately after the immediately prior Dividend Payment Date (or the Issuance Date in respect of the first Dividend Period) (such automatic increase, the “Unpaid Dividend Accrual”), which, for the avoidance of doubt, will be pro-rated for the period of time elapsed during such Dividend Period. Notwithstanding anything to the contrary herein, any portion of the Unpaid Dividend Accrual that increased the Liquidation Preference during any historical Dividend Period can be paid by the Corporation in cash, out of funds lawfully available therefor, at any time as and if declared by the Board of Directors; provided that, after any such payment, the Liquidation Preference shall automatically decrease by the amount of such payment.
(e)All cash dividends paid or declared for payment on a Dividend Payment Date with respect to the Series A-2 Preferred Stock and the Parity Stock shall be shared pro rata based on the then-current dividends due on shares of Series A-2 Preferred Stock and (i) in the case of any series of non-cumulative Parity Stock, the aggregate of the current and unpaid dividends due on such series of Parity Stock, and (ii) in the case of any series of cumulative Parity Stock, the aggregate of the current and accumulated and unpaid dividends due on such series of Parity Stock.
(f)Holders of Series A-2 Preferred Stock shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on Common Stock as if the Series A-2 Preferred Stock were converted into shares of Common Stock as of the record date for such dividend or distribution, at the Conversion Ratio in effect on such record date.
3.	Liquidation.
(a)Prior to conversion pursuant to Section 7, in the event of a liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (a “Liquidation”), after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of Series A-2 Preferred Stock (each, a “Holder”) shall be entitled to receive, in respect of any shares of Series A-2 Preferred Stock held by them, out of assets of the Corporation available for distribution to stockholders of the Corporation or their assignees, and subject to the rights of any outstanding shares of Senior Stock and before any amount shall be distributed to the holders of Junior Stock, a liquidating distribution (the “Liquidation Distribution”) in an amount equal to the greater of (i) the then-applicable Liquidation Preference, including, for the avoidance of doubt, any adjustment for any Unpaid Dividend Accrual (or payment thereof), and (ii) the amount such Holder would have been entitled to receive had such Holder converted its shares of Series A-2 Preferred Stock into shares of Common Stock at the then-applicable Conversion Ratio immediately prior to such Liquidation. The “Liquidation Preference” shall equal $1,000 per share of Series A-2 Preferred Stock, which amount shall be adjusted as the result of any Unpaid Dividend Accrual (or payment thereof), and as otherwise set forth herein. In addition, in connection with any conversion or redemption of the Series A-2 Preferred Stock, the Liquidation Preference shall be adjusted to include all accrued and unpaid dividends (at the Series A-2 Dividend Rate) between the immediately prior Dividend Payment Date (or the Issuance Date with respect to the first Dividend Period) and the date immediately prior to the effective date of such conversion or redemption. If, upon a Liquidation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the then outstanding shares of Series A-2 Preferred Stock and the holders of any shares of Parity Stock ranking on a parity with the Series A-2 Preferred Stock with respect to any distribution of assets upon Liquidation are insufficient to pay in full the amount of all such Liquidation Preference payable with respect to the Series A-2 Preferred Stock and any such Parity Stock, then the holders of Series A-2 Preferred Stock and

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such Parity Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.
(b)The Corporation shall provide the Holders appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein with written notice of (i) any voluntary Liquidation promptly after such Liquidation has been approved by the Board of Directors and at least five (5) days prior to the effective date of such Liquidation and (ii) any involuntary Liquidation promptly upon the Corporation becoming aware of any instituted proceeding in respect thereof. Such notice shall state a distribution or payment date, the amount of the Liquidation Preference and the place where the Liquidation Preference shall be distributable or payable.
(c)After the payment in cash or proceeds to the Holders of the full amount of the Liquidation Distribution with respect to outstanding shares of Series A-2 Preferred Stock, the Holders shall have no right or claim, based on their ownership of shares of Series A-2 Preferred Stock, to the remaining assets of the Corporation, if any. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in the good faith reasonable discretion of the Board of Directors or liquidating trustee, as the case may be.
4.	Voting.
(a)General. Except as otherwise required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, Holders shall not be entitled to any vote on matters submitted to the Corporation’s stockholders for approval. In any case in which the Holders shall be entitled to vote pursuant to the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, each Holder entitled to vote with respect to such matter shall be entitled to one vote per share of Series A-2 Preferred Stock.
(b)Protective Provisions. In addition to any vote required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, for so long as any of the shares of Series A-2 Preferred Stock shall remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions, including whether by merger, consolidation or otherwise, without (in addition to any other vote required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations), the written consent or affirmative vote of the holders of at least two-thirds (66 ⅔%) of the then outstanding shares of Series A-2 Preferred Stock voting as a separate class to:
(i)authorize, create, or increase the authorized amount of, or issue any class or series of Senior Stock, or reclassify or amend the provisions of any existing class of securities of the Corporation into shares of Senior Stock;
(ii)authorize, create or issue any stock or debt instrument or other obligation that is convertible or exchangeable into shares of its Senior Stock (or that is accompanied by options or warrants to purchase such Senior Stock);
(iii)amend, alter or repeal any provision of the Certificate of Incorporation or this Certificate of Designations, in either case, in a manner that materially adversely affects the special rights, preferences, privileges or voting powers of the Series A-2 Preferred Stock;
(iv)declare or pay any dividends or other distributions in cash or property with respect to its Common Stock or other Junior Stock;
(v)redeem, repurchase or acquire shares of its Common Stock or other Junior Stock (other than with respect to customary repurchase rights or tax withholding arrangements with respect to equity

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awards or benefit plans); or
(vi)redeem, repurchase, recapitalize or acquire shares of its Parity Stock other than (A) pro rata offers to purchase all, or a pro rata portion, of the Series A-2 Preferred Stock and such Parity Stock, (B) as a result of a reclassification of Parity Stock for or into other Parity Stock or Junior Stock, (C) the exchange or conversion of Parity Stock for or into other Parity Stock or Junior Stock or (D) the purchase of fractional interests in shares of Parity Stock pursuant to the conversion or exchange provisions of such Parity Stock or the security being converted or exchanged.

If the Corporation shall propose to take any action enumerated above in clauses (i) through (vi) of this Section 4(b) then, and in each such case, the Corporation shall give notice of such proposed action to each Holder of record appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein. Such notice shall specify, inter alia (x) the proposed effective date of such action; (y) the date on which a record is to be taken for the purposes of such action, if applicable; and (z) the other material terms of such action. Such notice shall be given at least two Business Days prior to the applicable date or effective date specified above. For the purposes of this Certificate of Designations, “Business Day” shall mean each day that is not a Saturday, Sunday or other day on which banking institutions in Houston, Texas or New York, New York are authorized or required by law to close. If at any time the Corporation shall cancel any of the proposed actions for which notice has been given under this Section 4(b) prior to the consummation thereof, the Corporation shall give prompt notice of such cancellation to each holder of record of the shares of Series A-2 Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein. For the avoidance of doubt, if a holder of record of shares of Series A-2 Preferred Stock does not respond to the aforementioned notice, such non-response shall in no way be deemed to constitute the written consent or affirmative vote of such Holder regarding any of the aforementioned actions in this Section 4(b) or described within such notice.

5.	Reservation of Common Stock.
(a)At any time that any Series A-2 Preferred Stock is outstanding, the Corporation shall from time to time take all lawful action within its control to cause the authorized Capital Stock of the Corporation to include a number of authorized but unissued shares of Common Stock equal to the Conversion Ratio multiplied by the number of shares of outstanding Series A-2 Preferred Stock.
(b)If (i) the Common Stock is listed on a national securities exchange and (ii) any shares of Common Stock to be reserved for the purpose of conversion of the Series A-2 Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, then the Corporation shall, at its sole cost and expense, in good faith and as expeditiously as possible, subject to Section 5.02 (Information Statement) of the Purchase Agreement, dated on or about December 15, 2023, among the Corporation and the initial Holders (the “Purchase Agreement”), endeavor to secure such registration, listing or approval, as the case may be.
6.	Uncertificated Shares

The shares of Series A-2 Preferred Stock shall be in uncertificated, book-entry form as permitted by the Seventh Amended and Restated Bylaws of the Corporation (the “Bylaws”) and the General Corporation Law. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof any written notice as required by the General Corporation Law.

7.	Conversion.
(a)Commencing on the date that is one hundred and twenty (120) days after the Issuance Date,

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each Holder shall have the option from time to time, exercisable by delivery of written notice to the Corporation substantially in the form attached hereto as Annex A-1 ~~Annex A-2~~ (the “Conversion Notice”), to the extent permitted by applicable law, to convert all or a portion of such Holder’s shares of Series A-2 Preferred Stock into Common Stock at the Conversion Ratio (an “Optional Holder Conversion”); provided that the Corporation shall not be required to honor such request if such Holder has previously delivered a Conversion Notice, in respect of an Optional Holder Conversion, during the same fiscal quarter. The “Conversion Ratio” means, for each share of Series A-2 Preferred Stock, the quotient of (i) the Liquidation Preference as of the date of the conversion and (ii) the then applicable Conversion Price. The “Conversion Price” shall initially be $6.21, which may be adjusted from time to time as set forth herein.
(b)If based on the Corporation’s financial statements for any fiscal quarter and a reserve report as of the same date prepared by an independent reserve engineering firm as of the end of a fiscal quarter that, as of such date, (x) the PDP PV-20 value divided by (y) the number of outstanding shares of Common Stock, calculated on a fully-diluted basis (including the Series A-2 Preferred Stock), is equal to or exceeds one hundred and thirty percent (130%) of the Conversion Price (the “Mandatory Conversion Conditions”, then the Corporation shall have the option from time to time until such time that the Mandatory Conversion Conditions are no longer satisfied (based on the Corporation’s financial statements for each subsequent fiscal quarter and the Corporation’s reserve report for each subsequent fiscal quarter (without the requirement that such reserve report is prepared by an independent reserve engineer)) or a Material Adverse Effect (as defined in the Purchase Agreement) has occurred since the date of the most recent financial statements that met the Mandatory Conversion Conditions, exercisable by delivery of written notice to the Holders at the address of such Holders shown on the stock books of the Corporation in the form attached hereto as Annex A-2 (the “Issuer Conversion Notice”), to convert some or all outstanding shares of Series A-2 Preferred Stock into Common Stock using the then applicable Conversion Ratio (the “Issuer Forced Conversion”).
(i)“PDP PV-20” means, as of any date of determination, the sum of (A) the net present value of estimated future cashflows from the Proved Developed Producing Reserves, utilizing a twenty percent (20%) discount rate and using NYMEX Prices, plus or minus, (B) the mark-to-market value (whether positive or negative) of the Corporation’s hedge position, plus or minus, (C) Working Capital Adjustments (whether positive or negative), minus, (D) general and administrative expenses as reported in the Corporation’s financial statements for the trailing twelve (12) month period multiplied by four (4), and minus (E) existing Debt.
(ii)“Debt” means, without duplication, all of the principal of and accreted value and accrued and unpaid interest in respect of the Corporation’s (A) indebtedness for borrowed money, (B) other indebtedness that is evidenced by bonds, notes, letters of credit or similar instruments, (C) notes payable and (D) the then-applicable redemption price of any of the Corporation’s outstanding redeemable or purchasable capital stock that is not convertible into Common Stock taken into account in Section 7(b)(y).
(iii)“Working Capital Adjustments” means the Corporation’s current assets minus current liabilities.
(iv)“Proved Developed Producing Reserves” means oil and gas properties designated as proved, developed and producing (in accordance with SEC rules and regulations) in the Corporation’s reserve report.
(v)“NYMEX Prices” means, as of any date of determination, the forward month prices for the most comparable hydrocarbon commodity applicable to such future production month for a sixty (60) month period (or such shorter period if forward month prices are not quoted for a reasonably comparable hydrocarbon commodity for the full sixty month period), with such prices held constant thereafter using at a price equal to the average of prices between the forty ninth (49th) month and sixtieth (60th) month, as such prices are (A) quoted on the NYMEX (or its successor) calculated as of

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a date not more than five (5) days prior to the date of determination and (B) adjusted for energy content, quality and basis differentials; provided that with respect to estimated future production for which prices are defined, within the meaning of SEC guidelines, by contractual arrangements excluding escalation based upon future conditions, then contract prices shall be applied to future production subject to such arrangements.
(vi)All of the financial metrics in subclauses (i)-(iii) above (other than (i)(A)) shall use the Corporation’s consolidated financial statements prepared in accordance with United States generally accepted accounting principles. All of the reserve information in subclause (i)(A) and (iv)-(v) above shall use the Corporation’s reserve report based as of the same date.
(c)In the event a Holder has elected an Optional Holder Conversion pursuant to Section 7(a) or in the event the Corporation has elected an Issuer Forced Conversion pursuant to Section 7(b) above, the Corporation shall deliver, no later than two Business Days following the conversion date, a number of shares of Common Stock equal to the Conversion Ratio.
(d)Any Common Stock delivered as a result of conversion pursuant to this Section 7 shall be validly issued, fully paid and non-assessable, free and clear of any preemptive right, liens, claims, rights or encumbrances other than those arising under the General Corporation Law, the Bylaws or transfer restrictions under the Securities Act and state securities laws. Immediately following the settlement of any conversion, if any, the rights of the holders of converted Series A-2 Preferred Stock shall cease and the Persons entitled to receive shares of Common Stock upon the conversion of shares of Series A-2 Preferred Stock shall be treated for all purposes as having become the owners of such shares of Common Stock. Concurrently with such conversion, the converted shares of Series A-2 Preferred Stock shall cease to be outstanding, shall be canceled and the shares of Series A-2 Preferred Stock formerly designated pursuant to this Certificate of Designations shall be restored to authorized but unissued shares of Preferred Stock.
(e)If, after the Issuance Date, the Corporation (i) makes a distribution on its Common Stock in securities (including Common Stock) or other property or assets, (ii) subdivides or splits its outstanding Common Stock into a greater number of shares of Common Stock, (iii) combines or reclassifies its Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of its Common Stock any securities (including any reclassification in connection with a merger, consolidation or business combination in which the Corporation is the surviving Person or another constituent corporation is issuing equity securities in exchange for Common Stock, including a transaction contemplated by the proviso in clause (1) of the definition of Change of Control), then the Conversion Price in effect at the time of the record date for such distribution or of the effective date of such subdivision, split, combination, or reclassification shall be proportionately adjusted so that the conversion of the Series A-2 Preferred Stock after such time shall entitle the holder to receive the aggregate number of shares of Common Stock (or shares of any securities into which such shares of Common Stock would have been combined, consolidated, merged, reclassified or exchanged pursuant to clauses (ii) and (iii) above) that such holder would have been entitled to receive if the Series A-2 Preferred Stock had been converted into Common Stock immediately prior to such record date or effective date, as the case may be, and in the case of a merger, consolidation or business combination in which the Corporation is the surviving Person or another constituent corporation is issuing equity securities in exchange for Common Stock, the Corporation shall provide effective provisions to ensure that the provisions in this Certificate of Designations relating to the Series A-2 Preferred Stock shall not be abridged or amended and that the Series A-2 Preferred Stock shall thereafter retain the same powers, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions thereon, that the Series A-2 Preferred Stock had immediately prior to such transaction or event either in the Corporation if the surviving corporation or in the constituent corporation. An adjustment made pursuant to this Section 7(e) shall become effective immediately after the record date in the case of a distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification (including any reclassification in

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connection with a merger, consolidation or business combination in which the Corporation is the surviving Person or a constituent corporation) or split. Such adjustment shall be made successively whenever any event described above shall occur.
(f)At least fifteen (15) days prior to the consummation of any recapitalization, reorganization, consolidation, Change of Control, spin-off or other business combination (not otherwise addressed in Section 7(e) above) (a “Corporation Event”), the Corporation shall notify each Holder of such event (such notice to set forth in reasonable detail the material terms and conditions of such Corporation Event and the securities, cash or other assets, if any, which a holder of Series A-2 Preferred Stock and Common Stock (each on a per share basis) would receive upon the consummation of such event, to the extent known by the Corporation at the time); provided that the Corporation shall not be obligated to provide any holder with information that is otherwise not publicly available.
(g)Upon any adjustment to the Conversion Price pursuant to this Section 7, the Corporation promptly shall deliver to each Holder a certificate signed by an appropriate officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.
(h)The Corporation shall pay any and all issue, documentary, stamp and other taxes, excluding any income, franchise, property or similar taxes, that may be payable in respect of any issue or delivery of Common Stock on conversion of Series A-2 Preferred Stock pursuant hereto. However, the holder of any Series A-2 Preferred Stock shall pay any tax that is due because Common Stock issuable upon conversion thereof are issued in a name other than such holder’s name.
(i)No fractional shares of Common Stock shall be issued upon the conversion of any Series A-2 Preferred Stock. All Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A-2 Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional stock. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall not issue a fractional share of Common Stock but shall round the fractional share of Common Stock to the nearest whole share of Common Stock (and a 0.5 of a share of Common Stock shall be rounded up to the next higher share of Common Stock).
(j)The Corporation agrees that it will act in good faith to make any adjustment(s) required by this Section 7 equitably and in such a manner as to afford the Holders the benefits of the provisions hereof, and will not intentionally take any action to deprive such Holders of the express benefit hereof.
(k)Any conversion made pursuant to this Section 7, including any Issuer Forced Conversion made pursuant to Section 7(b), is subject to compliance with all applicable laws, rules and regulations, including any relevant stock exchange rules.
8.	Redemption
(a)The Corporation has the option in its sole discretion, from time to time other than in connection with a Liquidation and to the extent permitted by applicable law, to redeem all or a portion of the then outstanding shares of Series A-2 Preferred Stock, for an amount per share of Series A-2 Preferred Stock equal to the Redemption Price, subject to a holder’s right to elect conversion set forth below. The “Redemption Price” means (a) for the period commencing on the Issuance Date and ending on the date that is one hundred and nineteen (119) days after the Issuance Date, one hundred percent (100%) of the Liquidation Preference at such time; (b) for the period commencing on the day that is one hundred and twenty (120) days after the Issuance Date and ending on the date that is one hundred and seventy-nine (179) days after the Issuance Date, one

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hundred and two percent (102%) of the Liquidation Preference at such time; (c) for the period commencing on the day that is one hundred and eighty (180) days after the Issuance Date and ending on the first (1st) anniversary of the Issuance Date, one hundred and five percent (105%) of the Liquidation Preference at such time; (d) for the period commencing on the day immediately after the first (1st) anniversary of the Issuance Date and ending on the second (2nd) anniversary of the Issuance Date, one hundred and eight percent (108%) of the Liquidation Preference at such time; and (e) any time after the second (2nd) anniversary of the Issuance Date, one hundred and twenty percent (120%) of the Liquidation Preference at such time. The Corporation may exercise its redemption option under this Section 8(a) by delivery of written notice to the Holders in the form attached as Annex B (the “Redemption Notice”), provided, however, that, to the extent permitted pursuant to Section 7(a), the Holders shall have five (5) Business Days from the date of receipt of any such Redemption Notice to, in lieu of being paid the cash Redemption Price, elect to convert the shares of Series A-2 Preferred Stock subject to such Redemption Notice in accordance with Section 7(a). Such redemption shall be completed on a date specified in the Redemption Notice, which shall be not less than ten (10) and not more than twenty (20) Business Days following the date of the Redemption Notice. If the Corporation redeems only a portion of the then outstanding shares of Series A-2 Preferred Stock, the shares of Series A-2 Preferred Stock subject to such redemption shall be allocated pro rata among the outstanding shares of Series A-2 Preferred Stock.
(b)Change of Control.
(i)At any time on or prior to the one hundred fiftieth (150th) day following the Issuance Date, upon the occurrence of a Change of Control, at the option of the Corporation, either (A) each Holder shall have all of their shares of Series A-2 Preferred Stock redeemed in exchange for, exchanged for or converted into the right to receive a cash payment per share of Series A-2 Preferred Stock equal to the Redemption Price as of such date or (B) each Holder shall be entitled to receive the same form and amount of consideration such Holder would have received pursuant to the applicable acquisition agreement if, immediately prior to the record date for payments relating to such Change of Control, such share of Series A-2 Preferred Stock had been converted into a number of shares of Common Stock equal to the quotient of (1) the Liquidation Preference as of such date multiplied by one hundred and seven point five percent (107.5%) and (2) the VWAP over fifteen (15) consecutive trading days ending on the third (3rd) trading day prior to the closing of the Change of Control transaction.
(ii)At any time after both the one hundred fiftieth (150th) day following the Issuance Date and the end of the Term Loan Restricted Period, upon the occurrence of a Change of Control, the Corporation shall offer each Holder a cash payment per share of Series A-2 Preferred Stock equal to the Redemption Price (the “Mandatory CoC Redemption Offer”); provided, however, that, notice of such Mandatory CoC Redemption Offer shall be provided to each Holder at least ten (10) Business Days prior to the consummation of such Change of Control and the Holders shall have five (5) Business Days from the date of receipt of any such notice to, in lieu of being paid the cash Redemption Price, elect to receive from the acquirer in the Change of Control transaction the same form and amount of consideration such Holder would have received pursuant to the applicable acquisition agreement if, immediately prior to the record date for payments relating to such Change of Control, such share of Series A-2 Preferred Stock had been converted into a number of shares of Common Stock at the Conversion Ratio (“CoC Conversion Consideration”).
(iii)At any time after the one hundred fiftieth (150th) day following the Issuance Date and prior to the end of the Term Loan Restricted Period, upon the occurrence of a Change of Control that occurs, the Corporation shall have the option to offer each Holder a cash payment per share of Series A-2 Preferred Stock it holds equal to the Redemption Price (the “Optional CoC Redemption Offer”). The Corporation shall notify each Holder at least ten (10) Business Days prior to the consummation of such Change of Control if it is electing to exercise the Optional CoC Redemption Offer, and the Holders shall have five (5) Business Days from the date of receipt of any such notice to,

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in lieu of being paid the cash Redemption Price, elect to receive the CoC Conversion Consideration from the acquirer in the Change of Control transaction in connection with the consummation of such Change of Control. If the Corporation does not elect to offer the Optional CoC Redemption Offer, the Holder shall be entitled to receive the CoC Conversion Consideration from the acquirer in the Change of Control transaction in connection with the consummation of such Change of Control.
(iv)(A) a “Change of Control” means (1) the consummation of any transaction by the Corporation the result of which is that any Person or “group” (as defined in the Securities Exchange Act of 1934, as amended), other than any Permitted Holder, becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the voting stock of the Corporation, measured by voting power rather than number of shares, units or the like; provided that a transaction in which the Corporation becomes a subsidiary of another Person shall not constitute a Change of Control if, immediately following such transaction, the Persons who were beneficial owners of the voting stock of the Corporation immediately prior to such transaction beneficially own, directly or indirectly, fifty percent (50%) or more of the total voting power of the voting stock of such other Person of whom the Corporation has become a subsidiary or (2) the sale of all or substantially all of the Corporation’s assets; and (B) the “Permitted Holder” means any holder of shares of Series A-2 Preferred Stock as of the Issuance Date and its affiliates.
(v)“Term Loan Restricted Period” means the period from the Issuance Date until the earliest of (a) the termination of the Term Loan Credit Agreement, (b) the first Business Day immediately following the first anniversary of the Maturity Date of the Term Loan Credit Agreement (as in effect on the date hereof), and (c) such time, if any, as the Term Loan Credit Agreement may be amended in a manner that would not cause the Series A-2 Preferred Stock to be “Disqualified Capital Stock” under the Term Loan Credit Agreement as a result of the Corporation being obligated to effect the Mandatory CoC Redemption Offer pursuant to clause (ii) above.
(vi)“Term Loan Credit Agreement” means the Amended and Restated Senior Secured Credit Agreement, dated as of November 24, 2021, by and among the Corporation, Halcón Holdings, LLC, Macquarie Bank Limited and the lenders from time to time party thereto, as amended, restated or otherwise modified from time to time.
(vii)“Maturity Date” means November 24, 2025.
(viii)“VWAP” means the dollar volume-weighted average price for the Common Stock on its trading market during the period beginning at 9:30:01 a.m., New York time (or such other time as the trading market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the trading market publicly announces is the official close of trading), as reported by Bloomberg, L.P. through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as the trading market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City Time (or such other time as the trading market publicly announces is the official close of trading), as reported by Bloomberg, L.P., or, if no dollar volume-weighted average price is reported for such security by Bloomberg, L.P. for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the VWAP cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the VWAP of the Common Stock shall be the fair market value of the Common Stock as determined by an independent nationally recognized investment banking firm mutually agreed to by the Corporation and holders of at least two-thirds (66 ⅔%) of the Series A-2 Preferred Stock then outstanding.
(ix)“Person” means any individual, corporation, company, voluntary association,

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partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof or any other form of entity.
(c)The Holders and the Corporation agree that each will cooperate in good faith to determine the U.S. federal income tax treatment of any redemption by the Corporation of the Series A-2 Preferred Stock and will (and will cause its affiliates to), in connection with any such redemption, reasonably cooperate (i) to structure such redemption in a manner that permits each Holder to report the redemption payment as received in part or full payment in exchange for its Series A-2 Preferred Stock for U.S. federal income tax purposes if such structure can be achieved without any unreimbursed cost or expense to the Corporation (provided that, for the avoidance of doubt, the Holders and the Corporation acknowledge (A) that it may not be possible to structure any such redemption in a manner that permits a Holder to report a redemption payment as received in part or full payment in exchange for its Series A-2 Preferred Stock for U.S. federal income tax purposes, in which case the Corporation shall still be entitled to make any such redemption pursuant to this Section 8 as it determines is appropriate (and in the amounts it determines is appropriate) and (B) that different Holders may be subject to different treatment for U.S. federal income tax purposes), (ii) to allow each Holder a reasonable opportunity to transfer its Series A-2 Preferred Stock to an affiliate or third party prior to such redemption; provided that the Corporation shall not be required to assist in such transfer (other than in respect of registering such transfer on the books and records of the Corporation) and, for the avoidance of doubt, such transfer shall be subject to the other terms, conditions and restrictions applicable to the Series A-2 Preferred Stock, and (iii) if such redemption is funded by, or occurs in connection with, an issuance of equity by the Corporation, to cause the Person or Persons acquiring such equity to purchase the Series A-2 Preferred Stock from the Holders directly and to make any necessary amendments to this Certificate of Designations following such purchase as agreed between such purchaser(s) and the Corporation. If, as a result of the previous sentence, any such redemption of shares of Series A-2 Preferred Stock is delayed for more than thirty (30) days from the date on which the Corporation otherwise planned to make such redemption (the “30 Day Date”) and the redemption occurs, the Series A-2 Dividend shall stop accumulating (including with respect to any Unpaid Dividend Accrual) on the shares of Series A-2 Preferred Stock that are to be redeemed from the 30 Day Date until the date of such redemption and the Redemption Price for such redemption shall be that applicable at the 30 Day Date. The Corporation further agrees that, for every taxable year in which the Series A-2 Preferred Stock remains outstanding (other than tax year 2023), it shall use reasonable best efforts to conduct and/or update its current “earnings and profits study” (or similar analysis) to determine its then-current and accumulated earnings and profits.
9.	NYSE American Issuance Limitation.
(a)No Holder will be entitled to receive converted shares of Common Stock or other shares of Common Stock issuable upon redemption, dividend payments, or as otherwise provided in this Certificate of Designations to the extent such issuance would result in a violation of the NYSE American Company Guide or rules of the national securities exchange upon which the Common Stock is then listed(the “NYSE American Issuance Limitation”), unless either (i) the Corporation obtains the Stockholder Approval and the Schedule 14C Action has been completed, or (ii) the Corporation determines upon advice of counsel that Stockholder Approval and the Schedule 14C Action are not required to effect the conversion, in each such case, the NYSE American Issuance Limitation will no longer apply.
(b)“Stockholder Approval” means stockholder approval of the proposal to issue Common Stock upon conversion of the Series A-2 Preferred Stock for purposes of Rule 713 of the New York Stock Exchange American Listed Company Manual, or to comply with the applicable rules of the national securities exchange upon which the Common Stock is then listed.
(c)“Schedule 14C Action” means, collectively, (i) the filing of an Information Statement on Schedule 14C relating to the issuance of converted shares of Common Stock or other shares of Common Stock

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issuable upon redemption, dividend payments, or as otherwise provided in this Certificate of Designations with the United States Securities and Exchange Commission (the “SEC”) and the receipt from the SEC of notice that it has no comments thereon, (ii) the mailing of such Information Statement to the Corporation’s shareholders and (iii) the expiration of the 20 calendar day waiting period under Rule 14c-2(b).
(d)Notwithstanding anything herein to the contrary, if the Holders (together with their respective affiliates) collectively beneficially own fifty percent (50%) or more of the outstanding Common Stock at the time a transaction is contemplated pursuant to which the NYSE American Issuance Limitation would reduce the consideration being issued to the Holders in connection with such transaction (“Subject Transaction”), the Corporation shall notify the Holders of such Subject Transaction and the related NYSE American Issuance Limitation at least ten (10) Business Days prior to the consummation of such Subject Transaction and give the Holders five (5) Business Days from the date of receipt of any such notice to provide a Stockholder Approval, and if such Stockholder Approval is timely received, the Corporation shall not consummate such Subject Transaction until the Schedule 14C Action removing the NYSE American Issuance Limitation has been completed.
10.	Additional Procedures.
(a)In connection with any conversion pursuant to Section 7 or redemption in accordance with Section 8, the Holder must deliver transfer instruments reasonably satisfactory to the Corporation, at the principal office of the Corporation (or such other place mutually acceptable to the Holder and the Corporation) together with written notice that such Holder elects to convert all or such lesser number of shares as specified therein.
(b)Transfers of Series A-2 Preferred Stock held in uncertificated, book-entry form shall be made only upon the transfer books of the Corporation kept at an office of the Corporation upon receipt of proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the stock. The Corporation may refuse any requested transfer until furnished evidence reasonably satisfactory to it that such transfer is made in accordance with the terms of this Certificate of Designations.
11.	No Other Rights.

The shares of Series A-2 Preferred Stock shall not have any powers, designations, preferences or relative, participating, optional, or other special rights, nor shall there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth herein or in the Certificate of Incorporation, or as may be provided by law.

12.	Other Provisions.
(a)The shares of Series A-2 Preferred Stock shall not be subject to the operation of any retirement or sinking fund.
(b)In case any one or more of the provisions contained in this Certificate of Designations shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Furthermore, in lieu of any such invalid, illegal or unenforceable provision, the Corporation shall use its reasonable best efforts to add as a part of this Certificate of Designations a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be legal, valid and enforceable, unless the requisite parties separately agree to a replacement provision that is valid, legal and enforceable.

Annex III to A&R Charter | 13

(c)Any payments, issuances or distributions required to be made hereunder on any day that is not a Business Day shall be made on the next succeeding Business Day without interest or additional payment for such delay. All payments required hereunder shall be made by wire transfer of immediately available funds in United States Dollars to the Holders in accordance with the payment instructions as such Holders may deliver by written notice to the Corporation from time to time.
(d)Unless otherwise agreed to by the Corporation and the applicable Holder, any certificate representing the Series A-2 Preferred Stock (and the Common Stock issuable upon conversion thereof) will bear a restrictive legend substantially in the form set forth below, which is hereby incorporated in and expressly made a part of this Certificate of Designations, and will be subject to the restrictions set forth therein. In addition, any such certificate may have notations, additional legends or endorsements required by law, stock exchange rules, and agreements to which the Corporation and all of the Holders of Series A-2 Preferred Stock in their capacity as Holders are subject, if any.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS FILED WITH THE SECRETARY OF STATE FOR THE STATE OF DELAWARE PURSUANT TO SECTION 202 OF THE DELAWARE GENERAL CORPORATION LAW (THE “CERTIFICATE OF DESIGNATIONS”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE CERTIFICATE OF DESIGNATIONS. A COPY OF THE CERTIFICATE OF DESIGNATIONS WILL BE FURNISHED WITHOUT CHARGE BY THE CORPORATION TO THE HOLDER UPON REQUEST.

13.	Effective Date.

This Certificate of Designations shall become effective on December 15, 2023.

[The Remainder of this Page Intentionally Left Blank]

Annex III to A&R Charter | 14

~~Annex A-2~~ Annex A-1

Conversion Notice

The undersigned holder of Series A-2 Preferred Stock hereby irrevocably elects to convert the number of shares of Series A-2 Preferred Stock indicated below pursuant to Section 7(a) of the Certificate of Designations into shares of Common Stock at the Conversion Ratio. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A-2 Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on December 15, 2023 (the “Certificate of Designations”).

Conversion Calculations:

Number of shares of Series A-2 Preferred Stock owned prior to conversion: [_____]

Number of shares of Series A-2 Preferred Stock to be converted: [_____]

Number of shares of Common Stock to be issued: [_____]

[HOLDER]

 By:

 Name:

 Title:

 Date:

Annex III to A&R Charter | 15

Annex A-2

Issuer Conversion Notice

Battalion Oil Corporation, a Delaware corporation, hereby irrevocably elects to convert the number of shares of Series A-2 Preferred Stock held by you indicated below into shares of Common Stock at the Conversion Ratio on the date set forth below pursuant to Section 7(b) of the Certificate of Designations. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A-2 Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on December 15, 2023 (the “Certificate of Designations”).

Holder: [_____]

Conversion Calculations:

Number of Shares of Series A-2 Preferred Stock owned by you prior to conversion: [_____]

Number of Shares of Series A-2 Preferred Stock owned by you to be converted: [_____]

Number of shares of Common Stock to be issued: [_____]

BATTALION OIL CORPORATION

 By:

 Name:

 Title:

 Date:

Annex III to A&R Charter | 16

Annex B

Redemption Notice

Battalion Oil Corporation, a Delaware corporation, hereby irrevocably elects to redeem the number of shares of Series A-2 Preferred Stock held by you indicated below on the date set forth below. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A-2 Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on December 15, 2023.

Holder: [_____]

Date of redemption: [_____]

Redemption Calculations:

Number of Shares of Series A-2 Preferred Stock owned by you prior to redemption: [_____]

Number of Shares of Series A-2 Preferred Stock owned by you to be redeemed: [_____]

Redemption Price: [___]

Elect a Single Form of Payment of Redemption Price:

___ Cash (Cash payment to be made to you: [_____])

BATTALION OIL CORPORATION

 By:

 Name:

 Title:

 Date:

Annex III to A&R Charter | 17

Annex IV

BATTALION OIL CORPORATION

____________________

CERTIFICATE OF DESIGNATIONS

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

____________________

SERIES A-3 REDEEMABLE CONVERTIBLE PREFERRED STOCK
(Par Value $0.0001 Per Share)

Battalion Oil Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Certificate of Incorporation of the Corporation (as amended from time to time in accordance with its terms and the General Corporation Law, the “Certificate of Incorporation”), which authorizes the Board of Directors to issue shares of the preferred stock of the Corporation (the “Preferred Stock”), in one or more series of Preferred Stock and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional, or other special rights and such qualifications, limitations or restrictions thereof, and in accordance with the provisions of Section 151 of the General Corporation Law, the Board of Directors duly adopted on March 27, 2024 the following resolution:

RESOLVED, that the rights, powers and preferences, and the qualifications, limitations and restrictions, of the Series A-3 Preferred Stock as set forth in this Certificate of Designations are hereby approved and adopted by the Board of Directors and Series A-3 Preferred Stock is hereby authorized out of the Corporation’s authorized preferred stock, par value $0.0001 per share; and the form, terms and provisions of this Certificate of Designations are hereby approved, adopted, ratified and confirmed in all respects as follows:

1.	General.
(a)The shares of such series shall be designated the Series A-3 Redeemable Convertible Preferred Stock (hereinafter referred to as the “Series A-3 Preferred Stock”).
(b)Each share of Series A-3 Preferred Stock shall be identical in all respects with the other shares of Series A-3 Preferred Stock.
(c)The authorized number of shares of Series A-3 Preferred Stock shall initially be twenty thousand (20,000), which number may from time to time be increased or decreased by resolution of the Board of Directors as permitted by the General Corporation Law.
(d)For purposes of this Certificate of Designations, “Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person. The Series A-3 Preferred Stock shall, with respect to dividend rights and rights upon a liquidation, winding-up or dissolution of the Corporation, rank:

Annex IV to A&R Charter | 1

(i)senior to the Common Stock, par value $0.0001 per share, of the Corporation (“Common Stock”), and any other class or series of Capital Stock of the Corporation, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series A-3 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Junior Stock”);
(ii)on a parity with (A) the Series A Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, (B) the Series A-1 Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, (C) the Series A-2 Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, and (D) any other class or series of Capital Stock of the Corporation, the terms of which provide that such class or series ranks on a parity with the Series A-3 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (such Capital Stock, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Parity Stock”); and
(iii)junior to any class or series of Capital Stock of the Corporation (other than Common Stock), the terms of which expressly provide that such class or series ranks senior to the Series A-3 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Senior Stock”).
(e)For purposes of this Certificate of Designations, the following terms have meanings set forth in the Section indicated:

Term	Section
30 Day Date	Section 8(c)
Board of Directors	Preamble
Business Day	Section 4(b)
Capital Stock	Section 1(d)
Certificate of Incorporation	Preamble
Change of Control	Section 8(b)(iv)
CoC Conversion Consideration	Section 8(b)(ii)
Common Stock	Section 1(d)(i)
Conversion Notice	Section 7(a)
Conversion Price	Section 7(a)
Conversion Ratio	Section 7(a)
Corporation	Preamble
Corporation Event	Section 7(f)
Debt	Section 7(b)(ii)
Dividend Payment Date	Section 2(a)
Dividend Period	Section 2(a)
General Corporation Law	Preamble
Holder	Section 3(a)
Issuance Date	Section 2(a)
Issuer Conversion Notice	Section 7(b)
Junior Stock	Section 1(d)(i)
Liquidation	Section 3(a)
Liquidation Distribution	Section 3(a)
Liquidation Preference	Section 3(a)
Mandatory CoC Redemption Offer	Section 8(b)(ii)

Annex IV to A&R Charter | 2

Term	Section
Mandatory Conversion Conditions	Section 7(b)
Material Adverse Effect	Section 7(b)
Maturity Date	Section 8(b)(vii)
NYMEX Prices	Section 7(b)(v)
NYSE American Issuance Limitation	Section 9(a)
Optional CoC Conversion	Section 8(b)(iii)
Optional CoC Redemption Offer	Section 8(b)(iii)
Optional Holder Conversion	Section 7(a)
Parity Stock	Section 1(d)(ii)
PDP PV-20	Section 7(b)(i)
Permitted Holder	Section 8(b)(iv)
Person	Section 8(b)(ix)
Preferred Stock	Preamble
Proved Developed Producing Reserves	Section 7(b)(iv)
Purchase Agreement	Section 5(b)
Redemption Notice	Section 8(a)
Redemption Price	Section 8(a)
Schedule 14C Action	Section 9(c)
SEC	Section 9(c)
Senior Stock	Section 1(d)(iii)
Series A-3 Dividend	Section 2(a)
Series A-3 Dividend Rate	Section 2(a)
Series A-3 Preferred Stock	Section 1(a)
Stockholder Approval	Section 9(b)
Subject Transaction	Section 9(d)
Term Loan Credit Agreement	Section 8(b)(vi)
Term Loan Restricted Period	Section 8(b)(v)
Unpaid Dividend Accrual	Section 2(d)
Working Capital Adjustments	Section 7(b)(iii)
2.	Dividends.
(a)Holders of Series A-3 Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, and the Corporation shall pay, out of funds lawfully available therefor, cumulative dividends at the rate per share of Series A-3 Preferred Stock equal to the Series A-3 Dividend Rate (the “Series A-3 Dividend”). The “Series A-3 Dividend Rate” shall mean fourteen and one-half percent (14.50%) per annum on the then-applicable Liquidation Preference (as defined herein). The period from the closing date of the issuance of the shares of Series A-3 Preferred Stock (the “Issuance Date”) to and including March 31, 2024, and each period from but excluding a Dividend Payment Date to and including the following Dividend Payment Date is herein referred to as a “Dividend Period.” “Dividend Payment Date” shall mean March 31, June 30, September 30 and December 31 of each year, commencing on March 31, 2024.
(b)Series A-3 Dividends shall be payable quarterly in arrears at the Series A-3 Dividend Rate and shall compound quarterly and accumulate, whether or not earned or declared, from the most recent date on which dividends have been paid, or, if no dividends have been paid, from the Issuance Date (subject, in each case, to the Unpaid Dividend Accrual).
(c)If a Series A-3 Dividend is declared by the Board of Directors, then such Series A-3 Dividend shall be paid in cash. The Board of Directors shall not be required to declare any Series A-3 Dividends, and any

Annex IV to A&R Charter | 3

declaration of a Series A-3 Dividend shall be solely at the discretion of the Board of Directors of the Corporation.
(d)If a Series A-3 Dividend is not declared and paid in cash on a Dividend Payment Date, then in full discharge of such Series A-3 Dividend for such Dividend Period, the Liquidation Preference of each outstanding share of Series A-3 Preferred Stock, regardless of its date of issue, shall automatically increase on such Dividend Payment Date by an amount equal to sixteen percent (16.00%) per annum multiplied by the Liquidation Preference in effect immediately after the immediately prior Dividend Payment Date (or the Issuance Date in respect of the first Dividend Period) (such automatic increase, the “Unpaid Dividend Accrual”), which, for the avoidance of doubt, will be pro-rated for the period of time elapsed during such Dividend Period. Notwithstanding anything to the contrary herein, any portion of the Unpaid Dividend Accrual that increased the Liquidation Preference during any historical Dividend Period can be paid by the Corporation in cash, out of funds lawfully available therefor, at any time as and if declared by the Board of Directors; provided that, after any such payment, the Liquidation Preference shall automatically decrease by the amount of such payment.
(e)All cash dividends paid or declared for payment on a Dividend Payment Date with respect to the Series A-3 Preferred Stock and the Parity Stock shall be shared pro rata based on the then-current dividends due on shares of Series A-3 Preferred Stock and (i) in the case of any series of non-cumulative Parity Stock, the aggregate of the current and unpaid dividends due on such series of Parity Stock, and (ii) in the case of any series of cumulative Parity Stock, the aggregate of the current and accumulated and unpaid dividends due on such series of Parity Stock.
(f)Holders of Series A-3 Preferred Stock shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on Common Stock as if the Series A-3 Preferred Stock were converted into shares of Common Stock as of the record date for such dividend or distribution, at the Conversion Ratio in effect on such record date.
3.	Liquidation.
(a)Prior to conversion pursuant to Section 7, in the event of a liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (a “Liquidation”), after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of Series A-3 Preferred Stock (each, a “Holder”) shall be entitled to receive, in respect of any shares of Series A-3 Preferred Stock held by them, out of assets of the Corporation available for distribution to stockholders of the Corporation or their assignees, and subject to the rights of any outstanding shares of Senior Stock and before any amount shall be distributed to the holders of Junior Stock, a liquidating distribution (the “Liquidation Distribution”) in an amount equal to the greater of (i) the then-applicable Liquidation Preference, including, for the avoidance of doubt, any adjustment for any Unpaid Dividend Accrual (or payment thereof), and (ii) the amount such Holder would have been entitled to receive had such Holder converted its shares of Series A-3 Preferred Stock into shares of Common Stock at the then-applicable Conversion Ratio immediately prior to such Liquidation. The “Liquidation Preference” shall equal $1,000 per share of Series A-3 Preferred Stock, which amount shall be adjusted as the result of any Unpaid Dividend Accrual (or payment thereof), and as otherwise set forth herein. In addition, in connection with any conversion or redemption of the Series A-3 Preferred Stock, the Liquidation Preference shall be adjusted to include all accrued and unpaid dividends (at the Series A-3 Dividend Rate) between the immediately prior Dividend Payment Date (or the Issuance Date with respect to the first Dividend Period) and the date immediately prior to the effective date of such conversion or redemption. If, upon a Liquidation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the then outstanding shares of Series A-3 Preferred Stock and the holders of any shares of Parity Stock ranking on a parity with the Series A-3 Preferred Stock with respect to any distribution of assets upon Liquidation are insufficient to pay in full the amount of all such Liquidation Preference payable with respect to

Annex IV to A&R Charter | 4

the Series A-3 Preferred Stock and any such Parity Stock, then the holders of Series A-3 Preferred Stock and such Parity Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.
(b)The Corporation shall provide the Holders appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein with written notice of (i) any voluntary Liquidation promptly after such Liquidation has been approved by the Board of Directors and at least five (5) days prior to the effective date of such Liquidation and (ii) any involuntary Liquidation promptly upon the Corporation becoming aware of any instituted proceeding in respect thereof. Such notice shall state a distribution or payment date, the amount of the Liquidation Preference and the place where the Liquidation Preference shall be distributable or payable.
(c)After the payment in cash or proceeds to the Holders of the full amount of the Liquidation Distribution with respect to outstanding shares of Series A-3 Preferred Stock, the Holders shall have no right or claim, based on their ownership of shares of Series A-3 Preferred Stock, to the remaining assets of the Corporation, if any. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in the good faith reasonable discretion of the Board of Directors or liquidating trustee, as the case may be.
4.	Voting.
(a)General. Except as otherwise required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, Holders shall not be entitled to any vote on matters submitted to the Corporation’s stockholders for approval. In any case in which the Holders shall be entitled to vote pursuant to the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, each Holder entitled to vote with respect to such matter shall be entitled to one vote per share of Series A-3 Preferred Stock.
(b)Protective Provisions. In addition to any vote required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, for so long as any of the shares of Series A-3 Preferred Stock shall remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions, including whether by merger, consolidation or otherwise, without (in addition to any other vote required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations), the written consent or affirmative vote of the holders of at least two-thirds (66 ⅔%) of the then outstanding shares of Series A-3 Preferred Stock voting as a separate class to:
(i)authorize, create, or increase the authorized amount of, or issue any class or series of Senior Stock, or reclassify or amend the provisions of any existing class of securities of the Corporation into shares of Senior Stock;
(ii)authorize, create or issue any stock or debt instrument or other obligation that is convertible or exchangeable into shares of its Senior Stock (or that is accompanied by options or warrants to purchase such Senior Stock);
(iii)amend, alter or repeal any provision of the Certificate of Incorporation or this Certificate of Designations, in either case, in a manner that materially adversely affects the special rights, preferences, privileges or voting powers of the Series A-3 Preferred Stock;
(iv)declare or pay any dividends or other distributions in cash or property with respect to its Common Stock or other Junior Stock;
(v)redeem, repurchase or acquire shares of its Common Stock or other Junior Stock (other

Annex IV to A&R Charter | 5

than with respect to customary repurchase rights or tax withholding arrangements with respect to equity awards or benefit plans); or
(vi)redeem, repurchase, recapitalize or acquire shares of its Parity Stock other than (A) pro rata offers to purchase all, or a pro rata portion, of the Series A-3 Preferred Stock and such Parity Stock, (B) as a result of a reclassification of Parity Stock for or into other Parity Stock or Junior Stock, (C) the exchange or conversion of Parity Stock for or into other Parity Stock or Junior Stock or (D) the purchase of fractional interests in shares of Parity Stock pursuant to the conversion or exchange provisions of such Parity Stock or the security being converted or exchanged.

If the Corporation shall propose to take any action enumerated above in clauses (i) through (vi) of this Section 4(b) then, and in each such case, the Corporation shall give notice of such proposed action to each Holder of record appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein. Such notice shall specify, inter alia (x) the proposed effective date of such action; (y) the date on which a record is to be taken for the purposes of such action, if applicable; and (z) the other material terms of such action. Such notice shall be given at least two Business Days prior to the applicable date or effective date specified above. For the purposes of this Certificate of Designations, “Business Day” shall mean each day that is not a Saturday, Sunday or other day on which banking institutions in Houston, Texas or New York, New York are authorized or required by law to close. If at any time the Corporation shall cancel any of the proposed actions for which notice has been given under this Section 4(b) prior to the consummation thereof, the Corporation shall give prompt notice of such cancellation to each holder of record of the shares of Series A-3 Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein. For the avoidance of doubt, if a holder of record of shares of Series A-3 Preferred Stock does not respond to the aforementioned notice, such non-response shall in no way be deemed to constitute the written consent or affirmative vote of such Holder regarding any of the aforementioned actions in this Section 4(b) or described within such notice.

5.	Reservation of Common Stock.
(a)At any time that any Series A-3 Preferred Stock is outstanding, the Corporation shall from time to time take all lawful action within its control to cause the authorized Capital Stock of the Corporation to include a number of authorized but unissued shares of Common Stock equal to the Conversion Ratio multiplied by the number of shares of outstanding Series A-3 Preferred Stock.
(b)If (i) the Common Stock is listed on a national securities exchange and (ii) any shares of Common Stock to be reserved for the purpose of conversion of the Series A-3 Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, then the Corporation shall, at its sole cost and expense, in good faith and as expeditiously as possible, subject to Section 5.02 (Information Statement) of the Purchase Agreement, dated on or about March 27, 2024, among the Corporation and the initial Holders (the “Purchase Agreement”), endeavor to secure such registration, listing or approval, as the case may be.
6.	Uncertificated Shares

The shares of Series A-3 Preferred Stock shall be in uncertificated, book-entry form as permitted by the Seventh Amended and Restated Bylaws of the Corporation (the “Bylaws”) and the General Corporation Law. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof any written notice as required by the General Corporation Law.

Annex IV to A&R Charter | 6

7.	Conversion.
(a)Commencing on the date that is one hundred and twenty (120) days after the Issuance Date, each Holder shall have the option from time to time, exercisable by delivery of written notice to the Corporation substantially in the form attached hereto as Annex A-1 (the “Conversion Notice”), to the extent permitted by applicable law, to convert all or a portion of such Holder’s shares of Series A-3 Preferred Stock into Common Stock at the Conversion Ratio (an “Optional Holder Conversion”); provided that the Corporation shall not be required to honor such request if such Holder has previously delivered a Conversion Notice, in respect of an Optional Holder Conversion, during the same fiscal quarter. The “Conversion Ratio” means, for each share of Series A-3 Preferred Stock, the quotient of (i) the Liquidation Preference as of the date of the conversion and (ii) the then applicable Conversion Price. The “Conversion Price” shall initially be $6.83, which may be adjusted from time to time as set forth herein.
(b)If based on the Corporation’s financial statements for any fiscal quarter and a reserve report as of the same date prepared by an independent reserve engineering firm as of the end of a fiscal quarter that, as of such date, (x) the PDP PV-20 value divided by (y) the number of outstanding shares of Common Stock, calculated on a fully-diluted basis (including the Series A-3 Preferred Stock), is equal to or exceeds one hundred and thirty percent (130%) of the Conversion Price (the “Mandatory Conversion Conditions”, then the Corporation shall have the option from time to time until such time that the Mandatory Conversion Conditions are no longer satisfied (based on the Corporation’s financial statements for each subsequent fiscal quarter and the Corporation’s reserve report for each subsequent fiscal quarter (without the requirement that such reserve report is prepared by an independent reserve engineer)) or a Material Adverse Effect (as defined in the Purchase Agreement) has occurred since the date of the most recent financial statements that met the Mandatory Conversion Conditions, exercisable by delivery of written notice to the Holders at the address of such Holders shown on the stock books of the Corporation in the form attached hereto as Annex A-2 (the “Issuer Conversion Notice”), to convert some or all outstanding shares of Series A-3 Preferred Stock into Common Stock using the then applicable Conversion Ratio (the “Issuer Forced Conversion”).
(i)“PDP PV-20” means, as of any date of determination, the sum of (A) the net present value of estimated future cashflows from the Proved Developed Producing Reserves, utilizing a twenty percent (20%) discount rate and using NYMEX Prices, plus or minus, (B) the mark-to-market value (whether positive or negative) of the Corporation’s hedge position, plus or minus, (C) Working Capital Adjustments (whether positive or negative), minus, (D) general and administrative expenses as reported in the Corporation’s financial statements for the trailing twelve (12) month period multiplied by four (4), and minus (E) existing Debt.
(ii)“Debt” means, without duplication, all of the principal of and accreted value and accrued and unpaid interest in respect of the Corporation’s (A) indebtedness for borrowed money, (B) other indebtedness that is evidenced by bonds, notes, letters of credit or similar instruments, (C) notes payable and (D) the then-applicable redemption price of any of the Corporation’s outstanding redeemable or purchasable capital stock that is not convertible into Common Stock taken into account in Section 7(b)(y).
(iii)“Working Capital Adjustments” means the Corporation’s current assets minus current liabilities.
(iv)“Proved Developed Producing Reserves” means oil and gas properties designated as proved, developed and producing (in accordance with SEC rules and regulations) in the Corporation’s reserve report.
(v)“NYMEX Prices” means, as of any date of determination, the forward month prices for the most comparable hydrocarbon commodity applicable to such future production month for a sixty (60) month period (or such shorter period if forward month prices are not quoted for a reasonably

Annex IV to A&R Charter | 7

comparable hydrocarbon commodity for the full sixty month period), with such prices held constant thereafter using at a price equal to the average of prices between the forty ninth (49th) month and sixtieth (60th) month, as such prices are (A) quoted on the NYMEX (or its successor) calculated as of a date not more than five (5) days prior to the date of determination and (B) adjusted for energy content, quality and basis differentials; provided that with respect to estimated future production for which prices are defined, within the meaning of SEC guidelines, by contractual arrangements excluding escalation based upon future conditions, then contract prices shall be applied to future production subject to such arrangements.
(vi)All of the financial metrics in subclauses (i)-(iii) above (other than (i)(A)) shall use the Corporation’s consolidated financial statements prepared in accordance with United States generally accepted accounting principles. All of the reserve information in subclause (i)(A) and (iv)-(v) above shall use the Corporation’s reserve report based as of the same date.
(c)In the event a Holder has elected an Optional Holder Conversion pursuant to Section 7(a) or in the event the Corporation has elected an Issuer Forced Conversion pursuant to Section 7(b) above, the Corporation shall deliver, no later than two Business Days following the conversion date, a number of shares of Common Stock equal to the Conversion Ratio.
(d)Any Common Stock delivered as a result of conversion pursuant to this Section 7 shall be validly issued, fully paid and non-assessable, free and clear of any preemptive right, liens, claims, rights or encumbrances other than those arising under the General Corporation Law, the Bylaws or transfer restrictions under the Securities Act and state securities laws. Immediately following the settlement of any conversion, if any, the rights of the holders of converted Series A-3 Preferred Stock shall cease and the Persons entitled to receive shares of Common Stock upon the conversion of shares of Series A-3 Preferred Stock shall be treated for all purposes as having become the owners of such shares of Common Stock. Concurrently with such conversion, the converted shares of Series A-3 Preferred Stock shall cease to be outstanding, shall be canceled and the shares of Series A-3 Preferred Stock formerly designated pursuant to this Certificate of Designations shall be restored to authorized but unissued shares of Preferred Stock.
(e)If, after the Issuance Date, the Corporation (i) makes a distribution on its Common Stock in securities (including Common Stock) or other property or assets, (ii) subdivides or splits its outstanding Common Stock into a greater number of shares of Common Stock, (iii) combines or reclassifies its Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of its Common Stock any securities (including any reclassification in connection with a merger, consolidation or business combination in which the Corporation is the surviving Person or another constituent corporation is issuing equity securities in exchange for Common Stock, including a transaction contemplated by the proviso in clause (1) of the definition of Change of Control), then the Conversion Price in effect at the time of the record date for such distribution or of the effective date of such subdivision, split, combination, or reclassification shall be proportionately adjusted so that the conversion of the Series A-3 Preferred Stock after such time shall entitle the holder to receive the aggregate number of shares of Common Stock (or shares of any securities into which such shares of Common Stock would have been combined, consolidated, merged, reclassified or exchanged pursuant to clauses (ii) and (iii) above) that such holder would have been entitled to receive if the Series A-3 Preferred Stock had been converted into Common Stock immediately prior to such record date or effective date, as the case may be, and in the case of a merger, consolidation or business combination in which the Corporation is the surviving Person or another constituent corporation is issuing equity securities in exchange for Common Stock, the Corporation shall provide effective provisions to ensure that the provisions in this Certificate of Designations relating to the Series A-3 Preferred Stock shall not be abridged or amended and that the Series A-3 Preferred Stock shall thereafter retain the same powers, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions thereon, that the Series A-3 Preferred Stock had immediately prior to such transaction or event either in the Corporation if the surviving corporation

Annex IV to A&R Charter | 8

or in the constituent corporation. An adjustment made pursuant to this Section 7(e) shall become effective immediately after the record date in the case of a distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification (including any reclassification in connection with a merger, consolidation or business combination in which the Corporation is the surviving Person or a constituent corporation) or split. Such adjustment shall be made successively whenever any event described above shall occur.
(f)At least fifteen (15) days prior to the consummation of any recapitalization, reorganization, consolidation, Change of Control, spin-off or other business combination (not otherwise addressed in Section 7(e) above) (a “Corporation Event”), the Corporation shall notify each Holder of such event (such notice to set forth in reasonable detail the material terms and conditions of such Corporation Event and the securities, cash or other assets, if any, which a holder of Series A-3 Preferred Stock and Common Stock (each on a per share basis) would receive upon the consummation of such event, to the extent known by the Corporation at the time); provided that the Corporation shall not be obligated to provide any holder with information that is otherwise not publicly available.
(g)Upon any adjustment to the Conversion Price pursuant to this Section 7, the Corporation promptly shall deliver to each Holder a certificate signed by an appropriate officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.
(h)The Corporation shall pay any and all issue, documentary, stamp and other taxes, excluding any income, franchise, property or similar taxes, that may be payable in respect of any issue or delivery of Common Stock on conversion of Series A-3 Preferred Stock pursuant hereto. However, the holder of any Series A-3 Preferred Stock shall pay any tax that is due because Common Stock issuable upon conversion thereof are issued in a name other than such holder’s name.
(i)No fractional shares of Common Stock shall be issued upon the conversion of any Series A-3 Preferred Stock. All Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A-3 Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional stock. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall not issue a fractional share of Common Stock but shall round the fractional share of Common Stock to the nearest whole share of Common Stock (and a 0.5 of a share of Common Stock shall be rounded up to the next higher share of Common Stock).
(j)The Corporation agrees that it will act in good faith to make any adjustment(s) required by this Section 7 equitably and in such a manner as to afford the Holders the benefits of the provisions hereof, and will not intentionally take any action to deprive such Holders of the express benefit hereof.
(k)Any conversion made pursuant to this Section 7, including any Issuer Forced Conversion made pursuant to Section 7(b), is subject to compliance with all applicable laws, rules and regulations, including any relevant stock exchange rules.
8.	Redemption
(a)The Corporation has the option in its sole discretion, from time to time other than in connection with a Liquidation and to the extent permitted by applicable law, to redeem all or a portion of the then outstanding shares of Series A-3 Preferred Stock, for an amount per share of Series A-3 Preferred Stock equal to the Redemption Price, subject to a holder’s right to elect conversion set forth below. The “Redemption Price” means (a) for the period commencing on the Issuance Date and ending on the date that is one hundred and

Annex IV to A&R Charter | 9

nineteen (119) days after the Issuance Date, one hundred percent (100%) of the Liquidation Preference at such time; (b) for the period commencing on the day that is one hundred and twenty (120) days after the Issuance Date and ending on the date that is one hundred and seventy-nine (179) days after the Issuance Date, one hundred and two percent (102%) of the Liquidation Preference at such time; (c) for the period commencing on the day that is one hundred and eighty (180) days after the Issuance Date and ending on the first (1st) anniversary of the Issuance Date, one hundred and five percent (105%) of the Liquidation Preference at such time; (d) for the period commencing on the day immediately after the first (1st) anniversary of the Issuance Date and ending on the second (2nd) anniversary of the Issuance Date, one hundred and eight percent (108%) of the Liquidation Preference at such time; and (e) any time after the second (2nd) anniversary of the Issuance Date, one hundred and twenty percent (120%) of the Liquidation Preference at such time. The Corporation may exercise its redemption option under this Section 8(a) by delivery of written notice to the Holders in the form attached as Annex B (the “Redemption Notice”), provided, however, that, to the extent permitted pursuant to Section 7(a), the Holders shall have five (5) Business Days from the date of receipt of any such Redemption Notice to, in lieu of being paid the cash Redemption Price, elect to convert the shares of Series A-3 Preferred Stock subject to such Redemption Notice in accordance with Section 7(a). Such redemption shall be completed on a date specified in the Redemption Notice, which shall be not less than ten (10) and not more than twenty (20) Business Days following the date of the Redemption Notice. If the Corporation redeems only a portion of the then outstanding shares of Series A-3 Preferred Stock, the shares of Series A-3 Preferred Stock subject to such redemption shall be allocated pro rata among the outstanding shares of Series A-3 Preferred Stock.
(b)Change of Control.
(i)At any time on or prior to the one hundred fiftieth (150th) day following the Issuance Date, upon the occurrence of a Change of Control, at the option of the Corporation, either (A) each Holder shall have all of their shares of Series A-3 Preferred Stock redeemed in exchange for, exchanged for or converted into the right to receive a cash payment per share of Series A-3 Preferred Stock equal to the Redemption Price as of such date or (B) each Holder shall be entitled to receive the same form and amount of consideration such Holder would have received pursuant to the applicable acquisition agreement if, immediately prior to the record date for payments relating to such Change of Control, such share of Series A-3 Preferred Stock had been converted into a number of shares of Common Stock equal to the quotient of (1) the Liquidation Preference as of such date multiplied by one hundred and seven point five percent (107.5%) and (2) the VWAP over fifteen (15) consecutive trading days ending on the third (3rd) trading day prior to the closing of the Change of Control transaction.
(ii)At any time after both the one hundred fiftieth (150th) day following the Issuance Date and the end of the Term Loan Restricted Period, upon the occurrence of a Change of Control, the Corporation shall offer each Holder a cash payment per share of Series A-3 Preferred Stock equal to the Redemption Price (the “Mandatory CoC Redemption Offer”); provided, however, that, notice of such Mandatory CoC Redemption Offer shall be provided to each Holder at least ten (10) Business Days prior to the consummation of such Change of Control and the Holders shall have five (5) Business Days from the date of receipt of any such notice to, in lieu of being paid the cash Redemption Price, elect to receive from the acquirer in the Change of Control transaction the same form and amount of consideration such Holder would have received pursuant to the applicable acquisition agreement if, immediately prior to the record date for payments relating to such Change of Control, such share of Series A-3 Preferred Stock had been converted into a number of shares of Common Stock at the Conversion Ratio (“CoC Conversion Consideration”).
(iii)At any time after the one hundred fiftieth (150th) day following the Issuance Date and prior to the end of the Term Loan Restricted Period, upon the occurrence of a Change of Control that occurs, the Corporation shall have the option to offer each Holder a cash payment per share of Series A-3 Preferred Stock it holds equal to the Redemption Price (the “Optional CoC Redemption

Annex IV to A&R Charter | 10

Offer”). The Corporation shall notify each Holder at least ten (10) Business Days prior to the consummation of such Change of Control if it is electing to exercise the Optional CoC Redemption Offer, and the Holders shall have five (5) Business Days from the date of receipt of any such notice to, in lieu of being paid the cash Redemption Price, elect to receive the CoC Conversion Consideration from the acquirer in the Change of Control transaction in connection with the consummation of such Change of Control. If the Corporation does not elect to offer the Optional CoC Redemption Offer, the Holder shall be entitled to receive the CoC Conversion Consideration from the acquirer in the Change of Control transaction in connection with the consummation of such Change of Control.
(iv)(A) a “Change of Control” means (1) the consummation of any transaction by the Corporation the result of which is that any Person or “group” (as defined in the Securities Exchange Act of 1934, as amended), other than any Permitted Holder, becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the voting stock of the Corporation, measured by voting power rather than number of shares, units or the like; provided that a transaction in which the Corporation becomes a subsidiary of another Person shall not constitute a Change of Control if, immediately following such transaction, the Persons who were beneficial owners of the voting stock of the Corporation immediately prior to such transaction beneficially own, directly or indirectly, fifty percent (50%) or more of the total voting power of the voting stock of such other Person of whom the Corporation has become a subsidiary or (2) the sale of all or substantially all of the Corporation’s assets; and (B) the “Permitted Holder” means any holder of shares of Series A-3 Preferred Stock as of the Issuance Date and its affiliates.
(v)“Term Loan Restricted Period” means the period from the Issuance Date until the earliest of (a) the termination of the Term Loan Credit Agreement, (b) the first Business Day immediately following the first anniversary of the Maturity Date of the Term Loan Credit Agreement (as in effect on the date hereof), and (c) such time, if any, as the Term Loan Credit Agreement may be amended in a manner that would not cause the Series A-3 Preferred Stock to be “Disqualified Capital Stock” under the Term Loan Credit Agreement as a result of the Corporation being obligated to effect the Mandatory CoC Redemption Offer pursuant to clause (ii) above.
(vi)“Term Loan Credit Agreement” means the Amended and Restated Senior Secured Credit Agreement, dated as of November 24, 2021, by and among the Corporation, Halcón Holdings, LLC, Macquarie Bank Limited and the lenders from time to time party thereto, as amended, restated or otherwise modified from time to time.
(vii)“Maturity Date” means November 24, 2025.
(viii)“VWAP” means the dollar volume-weighted average price for the Common Stock on its trading market during the period beginning at 9:30:01 a.m., New York time (or such other time as the trading market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the trading market publicly announces is the official close of trading), as reported by Bloomberg, L.P. through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as the trading market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City Time (or such other time as the trading market publicly announces is the official close of trading), as reported by Bloomberg, L.P., or, if no dollar volume-weighted average price is reported for such security by Bloomberg, L.P. for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the VWAP cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the VWAP of the Common Stock shall be the fair market value of the Common Stock as determined by an

Annex IV to A&R Charter | 11

independent nationally recognized investment banking firm mutually agreed to by the Corporation and holders of at least two-thirds (66 ⅔%) of the Series A-3 Preferred Stock then outstanding.
(ix)“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof or any other form of entity.
(c)The Holders and the Corporation agree that each will cooperate in good faith to determine the U.S. federal income tax treatment of any redemption by the Corporation of the Series A-3 Preferred Stock and will (and will cause its affiliates to), in connection with any such redemption, reasonably cooperate (i) to structure such redemption in a manner that permits each Holder to report the redemption payment as received in part or full payment in exchange for its Series A-3 Preferred Stock for U.S. federal income tax purposes if such structure can be achieved without any unreimbursed cost or expense to the Corporation (provided that, for the avoidance of doubt, the Holders and the Corporation acknowledge (A) that it may not be possible to structure any such redemption in a manner that permits a Holder to report a redemption payment as received in part or full payment in exchange for its Series A-3 Preferred Stock for U.S. federal income tax purposes, in which case the Corporation shall still be entitled to make any such redemption pursuant to this Section 8 as it determines is appropriate (and in the amounts it determines is appropriate) and (B) that different Holders may be subject to different treatment for U.S. federal income tax purposes), (ii) to allow each Holder a reasonable opportunity to transfer its Series A-3 Preferred Stock to an affiliate or third party prior to such redemption; provided that the Corporation shall not be required to assist in such transfer (other than in respect of registering such transfer on the books and records of the Corporation) and, for the avoidance of doubt, such transfer shall be subject to the other terms, conditions and restrictions applicable to the Series A-3 Preferred Stock, and (iii) if such redemption is funded by, or occurs in connection with, an issuance of equity by the Corporation, to cause the Person or Persons acquiring such equity to purchase the Series A-3 Preferred Stock from the Holders directly and to make any necessary amendments to this Certificate of Designations following such purchase as agreed between such purchaser(s) and the Corporation. If, as a result of the previous sentence, any such redemption of shares of Series A-3 Preferred Stock is delayed for more than thirty (30) days from the date on which the Corporation otherwise planned to make such redemption (the “30 Day Date”) and the redemption occurs, the Series A-3 Dividend shall stop accumulating (including with respect to any Unpaid Dividend Accrual) on the shares of Series A-3 Preferred Stock that are to be redeemed from the 30 Day Date until the date of such redemption and the Redemption Price for such redemption shall be that applicable at the 30 Day Date. The Corporation further agrees that, for every taxable year in which the Series A-3 Preferred Stock remains outstanding (other than tax year 2024), it shall use reasonable best efforts to conduct and/or update its current “earnings and profits study” (or similar analysis) to determine its then-current and accumulated earnings and profits.
9.	NYSE American Issuance Limitation.
(a)No Holder will be entitled to receive converted shares of Common Stock or other shares of Common Stock issuable upon redemption, dividend payments, or as otherwise provided in this Certificate of Designations to the extent such issuance would result in a violation of the NYSE American Company Guide or rules of the national securities exchange upon which the Common Stock is then listed(the “NYSE American Issuance Limitation”), unless either (i) the Corporation obtains the Stockholder Approval and the Schedule 14C Action has been completed, or (ii) the Corporation determines upon advice of counsel that Stockholder Approval and the Schedule 14C Action are not required to effect the conversion, in each such case, the NYSE American Issuance Limitation will no longer apply.
(b)“Stockholder Approval” means stockholder approval of the proposal to issue Common Stock upon conversion of the Series A-3 Preferred Stock for purposes of Rule 713 of the New York Stock Exchange American Listed Company Manual, or to comply with the applicable rules of the national securities exchange

Annex IV to A&R Charter | 12

upon which the Common Stock is then listed.
(c)“Schedule 14C Action” means, collectively, (i) the filing of an Information Statement on Schedule 14C relating to the issuance of converted shares of Common Stock or other shares of Common Stock issuable upon redemption, dividend payments, or as otherwise provided in this Certificate of Designations with the United States Securities and Exchange Commission (the “SEC”) and the receipt from the SEC of notice that it has no comments thereon, (ii) the mailing of such Information Statement to the Corporation’s shareholders and (iii) the expiration of the 20 calendar day waiting period under Rule 14c-2(b).
(d)Notwithstanding anything herein to the contrary, if the Holders (together with their respective affiliates) collectively beneficially own fifty percent (50%) or more of the outstanding Common Stock at the time a transaction is contemplated pursuant to which the NYSE American Issuance Limitation would reduce the consideration being issued to the Holders in connection with such transaction (“Subject Transaction”), the Corporation shall notify the Holders of such Subject Transaction and the related NYSE American Issuance Limitation at least ten (10) Business Days prior to the consummation of such Subject Transaction and give the Holders five (5) Business Days from the date of receipt of any such notice to provide a Stockholder Approval, and if such Stockholder Approval is timely received, the Corporation shall not consummate such Subject Transaction until the Schedule 14C Action removing the NYSE American Issuance Limitation has been completed.
10.	Additional Procedures.
(a)In connection with any conversion pursuant to Section 7 or redemption in accordance with Section 8, the Holder must deliver transfer instruments reasonably satisfactory to the Corporation, at the principal office of the Corporation (or such other place mutually acceptable to the Holder and the Corporation) together with written notice that such Holder elects to convert all or such lesser number of shares as specified therein.
(b)Transfers of Series A-3 Preferred Stock held in uncertificated, book-entry form shall be made only upon the transfer books of the Corporation kept at an office of the Corporation upon receipt of proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the stock. The Corporation may refuse any requested transfer until furnished evidence reasonably satisfactory to it that such transfer is made in accordance with the terms of this Certificate of Designations.
11.	No Other Rights.

The shares of Series A-3 Preferred Stock shall not have any powers, designations, preferences or relative, participating, optional, or other special rights, nor shall there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth herein or in the Certificate of Incorporation, or as may be provided by law.

12.	Other Provisions.
(a)The shares of Series A-3 Preferred Stock shall not be subject to the operation of any retirement or sinking fund.
(b)In case any one or more of the provisions contained in this Certificate of Designations shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Furthermore, in lieu of any such invalid, illegal or unenforceable provision, the Corporation shall use its reasonable best efforts to add as a part of this Certificate of Designations a provision as similar in terms to such invalid, illegal or unenforceable

Annex IV to A&R Charter | 13

provision as may be possible and be legal, valid and enforceable, unless the requisite parties separately agree to a replacement provision that is valid, legal and enforceable.
(c)Any payments, issuances or distributions required to be made hereunder on any day that is not a Business Day shall be made on the next succeeding Business Day without interest or additional payment for such delay. All payments required hereunder shall be made by wire transfer of immediately available funds in United States Dollars to the Holders in accordance with the payment instructions as such Holders may deliver by written notice to the Corporation from time to time.
(d)Unless otherwise agreed to by the Corporation and the applicable Holder, any certificate representing the Series A-3 Preferred Stock (and the Common Stock issuable upon conversion thereof) will bear a restrictive legend substantially in the form set forth below, which is hereby incorporated in and expressly made a part of this Certificate of Designations, and will be subject to the restrictions set forth therein. In addition, any such certificate may have notations, additional legends or endorsements required by law, stock exchange rules, and agreements to which the Corporation and all of the Holders of Series A-3 Preferred Stock in their capacity as Holders are subject, if any.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS FILED WITH THE SECRETARY OF STATE FOR THE STATE OF DELAWARE PURSUANT TO SECTION 202 OF THE DELAWARE GENERAL CORPORATION LAW (THE “CERTIFICATE OF DESIGNATIONS”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE CERTIFICATE OF DESIGNATIONS. A COPY OF THE CERTIFICATE OF DESIGNATIONS WILL BE FURNISHED WITHOUT CHARGE BY THE CORPORATION TO THE HOLDER UPON REQUEST.

13.	Effective Date.

This Certificate of Designations shall become effective on March 27, 2024.

[The Remainder of this Page Intentionally Left Blank]

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Annex A-1

Conversion Notice

The undersigned holder of Series A-3 Preferred Stock hereby irrevocably elects to convert the number of shares of Series A-3 Preferred Stock indicated below pursuant to Section 7(a) of the Certificate of Designations into shares of Common Stock at the Conversion Ratio. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A-3 Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on March 27, 2024 (the “Certificate of Designations”).

Conversion Calculations:

Number of shares of Series A-3 Preferred Stock owned prior to conversion: [_____]

Number of shares of Series A-3 Preferred Stock to be converted: [_____]

Number of shares of Common Stock to be issued: [_____]

[HOLDER]

 By:

 Name:

 Title:

 Date:

Annex IV to A&R Charter | 15

Annex A-2

Issuer Conversion Notice

Battalion Oil Corporation, a Delaware corporation, hereby irrevocably elects to convert the number of shares of Series A-3 Preferred Stock held by you indicated below into shares of Common Stock at the Conversion Ratio on the date set forth below pursuant to Section 7(b) of the Certificate of Designations. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A-3 Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on March 27, 2024 (the “Certificate of Designations”).

Holder: [_____]

Conversion Calculations:

Number of Shares of Series A-3 Preferred Stock owned by you prior to conversion: [_____]

Number of Shares of Series A-3 Preferred Stock owned by you to be converted: [_____]

Number of shares of Common Stock to be issued: [_____]

BATTALION OIL CORPORATION

 By:

 Name:

 Title:

 Date:

Annex IV to A&R Charter | 16

Annex B

Redemption Notice

Battalion Oil Corporation, a Delaware corporation, hereby irrevocably elects to redeem the number of shares of Series A-3 Preferred Stock held by you indicated below on the date set forth below. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A-3 Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on March 27, 2024.

Holder: [_____]

Date of redemption: [_____]

Redemption Calculations:

Number of Shares of Series A-3 Preferred Stock owned by you prior to redemption: [_____]

Number of Shares of Series A-3 Preferred Stock owned by you to be redeemed: [_____]

Redemption Price: [___]

Elect a Single Form of Payment of Redemption Price:

___ Cash (Cash payment to be made to you: [_____])

BATTALION OIL CORPORATION

 By:

 Name:

 Title:

 Date:

Annex IV to A&R Charter | 17

Annex V

BATTALION OIL CORPORATION

____________________

CERTIFICATE OF DESIGNATIONS

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

____________________

SERIES A-4 REDEEMABLE CONVERTIBLE PREFERRED STOCK
(Par Value $0.0001 Per Share)

Battalion Oil Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Certificate of Incorporation of the Corporation (as amended from time to time in accordance with its terms and the General Corporation Law, the “Certificate of Incorporation”), which authorizes the Board of Directors to issue shares of the preferred stock of the Corporation (the “Preferred Stock”), in one or more series of Preferred Stock and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional, or other special rights and such qualifications, limitations or restrictions thereof, and in accordance with the provisions of Section 151 of the General Corporation Law, the Board of Directors duly adopted on May 13, 2024 the following resolution:

RESOLVED, that the rights, powers and preferences, and the qualifications, limitations and restrictions, of the Series A-4 Preferred Stock as set forth in this Certificate of Designations are hereby approved and adopted by the Board of Directors and Series A-4 Preferred Stock is hereby authorized out of the Corporation’s authorized preferred stock, par value $0.0001 per share; and the form, terms and provisions of this Certificate of Designations are hereby approved, adopted, ratified and confirmed in all respects as follows:

1.	General.
(a)The shares of such series shall be designated the Series A-4 Redeemable Convertible Preferred Stock (hereinafter referred to as the “Series A-4 Preferred Stock”).
(b)Each share of Series A-4 Preferred Stock shall be identical in all respects with the other shares of Series A-4 Preferred Stock.
(c)The authorized number of shares of Series A-4 Preferred Stock shall initially be twenty thousand (20,000), which number may from time to time be increased or decreased by resolution of the Board of Directors as permitted by the General Corporation Law.
(d)For purposes of this Certificate of Designations, “Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person. The Series A-4 Preferred Stock shall, with respect to dividend rights and rights upon a liquidation, winding-up or dissolution of the Corporation, rank:

Annex V to A&R Charter | 1

(i)senior to the Common Stock, par value $0.0001 per share, of the Corporation (“Common Stock”), and any other class or series of Capital Stock of the Corporation, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series A-4 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Junior Stock”);
(ii)on a parity with (A) the Series A Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, (B) the Series A-1 Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, (C) the Series A-2 Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, (D) the Series A-3 Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, and (E) any other class or series of Capital Stock of the Corporation, the terms of which provide that such class or series ranks on a parity with the Series A-4 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (such Capital Stock, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Parity Stock”); and
(iii)junior to any class or series of Capital Stock of the Corporation (other than Common Stock), the terms of which expressly provide that such class or series ranks senior to the Series A-4 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Senior Stock”).
(e)For purposes of this Certificate of Designations, the following terms have meanings set forth in the Section indicated:

Term	Section
30 Day Date	Section 8(c)
Board of Directors	Preamble
Business Day	Section 4(b)
Capital Stock	Section 1(d)
Certificate of Incorporation	Preamble
Change of Control	Section 8(b)(iv)
CoC Conversion Consideration	Section 8(b)(ii)
Common Stock	Section 1(d)(i)
Conversion Notice	Section 7(a)
Conversion Price	Section 7(a)
Conversion Ratio	Section 7(a)
Corporation	Preamble
Corporation Event	Section 7(f)
Debt	Section 7(b)(ii)
Dividend Payment Date	Section 2(a)
Dividend Period	Section 2(a)
General Corporation Law	Preamble
Holder	Section 3(a)
Issuance Date	Section 2(a)
Issuer Conversion Notice	Section 7(b)
Junior Stock	Section 1(d)(i)
Liquidation	Section 3(a)
Liquidation Distribution	Section 3(a)
Liquidation Preference	Section 3(a)

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Term	Section
Mandatory CoC Redemption Offer	Section 8(b)(ii)
Mandatory Conversion Conditions	Section 7(b)
Material Adverse Effect	Section 7(b)
Maturity Date	Section 8(b)(vii)
NYMEX Prices	Section 7(b)(v)
NYSE American Issuance Limitation	Section 9(a)
Optional CoC Conversion	Section 8(b)(iii)
Optional CoC Redemption Offer	Section 8(b)(iii)
Optional Holder Conversion	Section 7(a)
Parity Stock	Section 1(d)(ii)
PDP PV-20	Section 7(b)(i)
Permitted Holder	Section 8(b)(iv)
Person	Section 8(b)(ix)
Preferred Stock	Preamble
Proved Developed Producing Reserves	Section 7(b)(iv)
Purchase Agreement	Section 5(b)
Redemption Notice	Section 8(a)
Redemption Price	Section 8(a)
Schedule 14C Action	Section 9(c)
SEC	Section 9(c)
Senior Stock	Section 1(d)(iii)
Series A-4 Dividend	Section 2(a)
Series A-4 Dividend Rate	Section 2(a)
Series A-4 Preferred Stock	Section 1(a)
Stockholder Approval	Section 9(b)
Subject Transaction	Section 9(d)
Term Loan Credit Agreement	Section 8(b)(vi)
Term Loan Restricted Period	Section 8(b)(v)
Unpaid Dividend Accrual	Section 2(d)
Working Capital Adjustments	Section 7(b)(iii)
2.	Dividends.
(a)Holders of Series A-4 Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, and the Corporation shall pay, out of funds lawfully available therefor, cumulative dividends at the rate per share of Series A-4 Preferred Stock equal to the Series A-4 Dividend Rate (the “Series A-4 Dividend”). The “Series A-4 Dividend Rate” shall mean fourteen and one-half percent (14.50%) per annum on the then-applicable Liquidation Preference (as defined herein). The period from the closing date of the issuance of the shares of Series A-4 Preferred Stock (the “Issuance Date”) to and including June 30, 2024, and each period from but excluding a Dividend Payment Date to and including the following Dividend Payment Date is herein referred to as a “Dividend Period.” “Dividend Payment Date” shall mean March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 2024.
(b)Series A-4 Dividends shall be payable quarterly in arrears at the Series A-4 Dividend Rate and shall compound quarterly and accumulate, whether or not earned or declared, from the most recent date on which dividends have been paid, or, if no dividends have been paid, from the Issuance Date (subject, in each case, to the Unpaid Dividend Accrual).
(c)If a Series A-4 Dividend is declared by the Board of Directors, then such Series A-4 Dividend

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shall be paid in cash. The Board of Directors shall not be required to declare any Series A-4 Dividends, and any declaration of a Series A-4 Dividend shall be solely at the discretion of the Board of Directors of the Corporation.
(d)If a Series A-4 Dividend is not declared and paid in cash on a Dividend Payment Date, then in full discharge of such Series A-4 Dividend for such Dividend Period, the Liquidation Preference of each outstanding share of Series A-4 Preferred Stock, regardless of its date of issue, shall automatically increase on such Dividend Payment Date by an amount equal to sixteen percent (16.00%) per annum multiplied by the Liquidation Preference in effect immediately after the immediately prior Dividend Payment Date (or the Issuance Date in respect of the first Dividend Period) (such automatic increase, the “Unpaid Dividend Accrual”), which, for the avoidance of doubt, will be pro-rated for the period of time elapsed during such Dividend Period. Notwithstanding anything to the contrary herein, any portion of the Unpaid Dividend Accrual that increased the Liquidation Preference during any historical Dividend Period can be paid by the Corporation in cash, out of funds lawfully available therefor, at any time as and if declared by the Board of Directors; provided that, after any such payment, the Liquidation Preference shall automatically decrease by the amount of such payment.
(e)All cash dividends paid or declared for payment on a Dividend Payment Date with respect to the Series A-4 Preferred Stock and the Parity Stock shall be shared pro rata based on the then-current dividends due on shares of Series A-4 Preferred Stock and (i) in the case of any series of non-cumulative Parity Stock, the aggregate of the current and unpaid dividends due on such series of Parity Stock, and (ii) in the case of any series of cumulative Parity Stock, the aggregate of the current and accumulated and unpaid dividends due on such series of Parity Stock.
(f)Holders of Series A-4 Preferred Stock shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on Common Stock as if the Series A-4 Preferred Stock were converted into shares of Common Stock as of the record date for such dividend or distribution, at the Conversion Ratio in effect on such record date.
3.	Liquidation.
(a)Prior to conversion pursuant to Section 7, in the event of a liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (a “Liquidation”), after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of Series A-4 Preferred Stock (each, a “Holder”) shall be entitled to receive, in respect of any shares of Series A-4 Preferred Stock held by them, out of assets of the Corporation available for distribution to stockholders of the Corporation or their assignees, and subject to the rights of any outstanding shares of Senior Stock and before any amount shall be distributed to the holders of Junior Stock, a liquidating distribution (the “Liquidation Distribution”) in an amount equal to the greater of (i) the then-applicable Liquidation Preference, including, for the avoidance of doubt, any adjustment for any Unpaid Dividend Accrual (or payment thereof), and (ii) the amount such Holder would have been entitled to receive had such Holder converted its shares of Series A-4 Preferred Stock into shares of Common Stock at the then-applicable Conversion Ratio immediately prior to such Liquidation. The “Liquidation Preference” shall equal $1,000 per share of Series A-4 Preferred Stock, which amount shall be adjusted as the result of any Unpaid Dividend Accrual (or payment thereof), and as otherwise set forth herein. In addition, in connection with any conversion or redemption of the Series A-4 Preferred Stock, the Liquidation Preference shall be adjusted to include all accrued and unpaid dividends (at the Series A-4 Dividend Rate) between the immediately prior Dividend Payment Date (or the Issuance Date with respect to the first Dividend Period) and the date immediately prior to the effective date of such conversion or redemption. If, upon a Liquidation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the then outstanding shares of Series A-4 Preferred Stock and the holders of any shares of Parity Stock ranking on a parity with the Series A-4 Preferred Stock with respect to any distribution of assets upon

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Liquidation are insufficient to pay in full the amount of all such Liquidation Preference payable with respect to the Series A-4 Preferred Stock and any such Parity Stock, then the holders of Series A-4 Preferred Stock and such Parity Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.
(b)The Corporation shall provide the Holders appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein with written notice of (i) any voluntary Liquidation promptly after such Liquidation has been approved by the Board of Directors and at least five (5) days prior to the effective date of such Liquidation and (ii) any involuntary Liquidation promptly upon the Corporation becoming aware of any instituted proceeding in respect thereof. Such notice shall state a distribution or payment date, the amount of the Liquidation Preference and the place where the Liquidation Preference shall be distributable or payable.
(c)After the payment in cash or proceeds to the Holders of the full amount of the Liquidation Distribution with respect to outstanding shares of Series A-4 Preferred Stock, the Holders shall have no right or claim, based on their ownership of shares of Series A-4 Preferred Stock, to the remaining assets of the Corporation, if any. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in the good faith reasonable discretion of the Board of Directors or liquidating trustee, as the case may be.
4.	Voting.
(a)General. Except as otherwise required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, Holders shall not be entitled to any vote on matters submitted to the Corporation’s stockholders for approval. In any case in which the Holders shall be entitled to vote pursuant to the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, each Holder entitled to vote with respect to such matter shall be entitled to one vote per share of Series A-4 Preferred Stock.
(b)Protective Provisions. In addition to any vote required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations, for so long as any of the shares of Series A-4 Preferred Stock shall remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions, including whether by merger, consolidation or otherwise, without (in addition to any other vote required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designations), the written consent or affirmative vote of the holders of at least two-thirds (66 ⅔%) of the then outstanding shares of Series A-4 Preferred Stock voting as a separate class to:
(i)authorize, create, or increase the authorized amount of, or issue any class or series of Senior Stock, or reclassify or amend the provisions of any existing class of securities of the Corporation into shares of Senior Stock;
(ii)authorize, create or issue any stock or debt instrument or other obligation that is convertible or exchangeable into shares of its Senior Stock (or that is accompanied by options or warrants to purchase such Senior Stock);
(iii)amend, alter or repeal any provision of the Certificate of Incorporation or this Certificate of Designations, in either case, in a manner that materially adversely affects the special rights, preferences, privileges or voting powers of the Series A-4 Preferred Stock;
(iv)declare or pay any dividends or other distributions in cash or property with respect to its Common Stock or other Junior Stock;

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(v)redeem, repurchase or acquire shares of its Common Stock or other Junior Stock (other than with respect to customary repurchase rights or tax withholding arrangements with respect to equity awards or benefit plans); or
(vi)redeem, repurchase, recapitalize or acquire shares of its Parity Stock other than (A) pro rata offers to purchase all, or a pro rata portion, of the Series A-4 Preferred Stock and such Parity Stock, (B) as a result of a reclassification of Parity Stock for or into other Parity Stock or Junior Stock, (C) the exchange or conversion of Parity Stock for or into other Parity Stock or Junior Stock or (D) the purchase of fractional interests in shares of Parity Stock pursuant to the conversion or exchange provisions of such Parity Stock or the security being converted or exchanged.

If the Corporation shall propose to take any action enumerated above in clauses (i) through (vi) of this Section 4(b) then, and in each such case, the Corporation shall give notice of such proposed action to each Holder of record appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein. Such notice shall specify, inter alia (x) the proposed effective date of such action; (y) the date on which a record is to be taken for the purposes of such action, if applicable; and (z) the other material terms of such action. Such notice shall be given at least two (2) Business Days prior to the applicable date or effective date specified above. For the purposes of this Certificate of Designations, “Business Day” shall mean each day that is not a Saturday, Sunday or other day on which banking institutions in Houston, Texas or New York, New York are authorized or required by law to close. If at any time the Corporation shall cancel any of the proposed actions for which notice has been given under this Section 4(b) prior to the consummation thereof, the Corporation shall give prompt notice of such cancellation to each holder of record of the shares of Series A-4 Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein. For the avoidance of doubt, if a holder of record of shares of Series A-4 Preferred Stock does not respond to the aforementioned notice, such non-response shall in no way be deemed to constitute the written consent or affirmative vote of such Holder regarding any of the aforementioned actions in this Section 4(b) or described within such notice.

5.	Reservation of Common Stock.
(a)At any time that any Series A-4 Preferred Stock is outstanding, the Corporation shall from time to time take all lawful action within its control to cause the authorized Capital Stock of the Corporation to include a number of authorized but unissued shares of Common Stock equal to the Conversion Ratio multiplied by the number of shares of outstanding Series A-4 Preferred Stock.
(b)If (i) the Common Stock is listed on a national securities exchange and (ii) any shares of Common Stock to be reserved for the purpose of conversion of the Series A-4 Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, then the Corporation shall, at its sole cost and expense, in good faith and as expeditiously as possible, subject to Section 5.02 (Information Statement) of the Purchase Agreement, dated on or about May 13, 2024, among the Corporation and the initial Holders (the “Purchase Agreement”), endeavor to secure such registration, listing or approval, as the case may be.
6.	Uncertificated Shares.

The shares of Series A-4 Preferred Stock shall be in uncertificated, book-entry form as permitted by the Seventh Amended and Restated Bylaws of the Corporation (the “Bylaws”) and the General Corporation Law. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof any written notice as required by the General Corporation Law.

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7.	Conversion.
(a)Commencing on the date that is one hundred and twenty (120) days after the Issuance Date, each Holder shall have the option from time to time, exercisable by delivery of written notice to the Corporation substantially in the form attached hereto as Annex A-1 (the “Conversion Notice”), to the extent permitted by applicable law, to convert all or a portion of such Holder’s shares of Series A-4 Preferred Stock into Common Stock at the Conversion Ratio (an “Optional Holder Conversion”); provided that the Corporation shall not be required to honor such request if such Holder has previously delivered a Conversion Notice, in respect of an Optional Holder Conversion, during the same fiscal quarter. The “Conversion Ratio” means, for each share of Series A-4 Preferred Stock, the quotient of (i) the Liquidation Preference as of the date of the conversion and (ii) the then applicable Conversion Price. The “Conversion Price” shall initially be $6.42, which may be adjusted from time to time as set forth herein.
(b)If based on the Corporation’s financial statements for any fiscal quarter and a reserve report as of the same date prepared by an independent reserve engineering firm as of the end of a fiscal quarter that, as of such date, (x) the PDP PV-20 value divided by (y) the number of outstanding shares of Common Stock, calculated on a fully-diluted basis (including the Series A-4 Preferred Stock), is equal to or exceeds one hundred and thirty percent (130%) of the Conversion Price (the “Mandatory Conversion Conditions”), then the Corporation shall have the option from time to time until such time that the Mandatory Conversion Conditions are no longer satisfied (based on the Corporation’s financial statements for each subsequent fiscal quarter and the Corporation’s reserve report for each subsequent fiscal quarter (without the requirement that such reserve report is prepared by an independent reserve engineer)) or a Material Adverse Effect (as defined in the Purchase Agreement) has occurred since the date of the most recent financial statements that met the Mandatory Conversion Conditions, exercisable by delivery of written notice to the Holders at the address of such Holders shown on the stock books of the Corporation in the form attached hereto as Annex A-2 (the “Issuer Conversion Notice”), to convert some or all outstanding shares of Series A-4 Preferred Stock into Common Stock using the then applicable Conversion Ratio (the “Issuer Forced Conversion”).
(i)“PDP PV-20” means, as of any date of determination, the sum of (A) the net present value of estimated future cashflows from the Proved Developed Producing Reserves, utilizing a twenty percent (20%) discount rate and using NYMEX Prices, plus or minus, (B) the mark-to-market value (whether positive or negative) of the Corporation’s hedge position, plus or minus, (C) Working Capital Adjustments (whether positive or negative), minus, (D) general and administrative expenses as reported in the Corporation’s financial statements for the trailing twelve (12) month period multiplied by four (4), and minus (E) existing Debt.
(ii)“Debt” means, without duplication, all of the principal of and accreted value and accrued and unpaid interest in respect of the Corporation’s (A) indebtedness for borrowed money, (B) other indebtedness that is evidenced by bonds, notes, letters of credit or similar instruments, (C) notes payable and (D) the then-applicable redemption price of any of the Corporation’s outstanding redeemable or purchasable capital stock that is not convertible into Common Stock taken into account in Section 7(b)(y).
(iii)“Working Capital Adjustments” means the Corporation’s current assets minus current liabilities.
(iv)“Proved Developed Producing Reserves” means oil and gas properties designated as proved, developed and producing (in accordance with SEC rules and regulations) in the Corporation’s reserve report.
(v)“NYMEX Prices” means, as of any date of determination, the forward month prices for the most comparable hydrocarbon commodity applicable to such future production month for a sixty (60) month period (or such shorter period if forward month prices are not quoted for a reasonably

Annex V to A&R Charter | 7

comparable hydrocarbon commodity for the full sixty (60) month period), with such prices held constant thereafter using at a price equal to the average of prices between the forty ninth (49th) month and sixtieth (60th) month, as such prices are (A) quoted on the NYMEX (or its successor) calculated as of a date not more than five (5) days prior to the date of determination and (B) adjusted for energy content, quality and basis differentials; provided that with respect to estimated future production for which prices are defined, within the meaning of SEC guidelines, by contractual arrangements excluding escalation based upon future conditions, then contract prices shall be applied to future production subject to such arrangements.
(vi)All of the financial metrics in subclauses (i)-(iii) above (other than (i)(A)) shall use the Corporation’s consolidated financial statements prepared in accordance with United States generally accepted accounting principles. All of the reserve information in subclause (i)(A) and (iv)-(v) above shall use the Corporation’s reserve report based as of the same date.
(c)In the event a Holder has elected an Optional Holder Conversion pursuant to Section 7(a) or in the event the Corporation has elected an Issuer Forced Conversion pursuant to Section 7(b) above, the Corporation shall deliver, no later than two (2) Business Days following the conversion date, a number of shares of Common Stock equal to the Conversion Ratio.
(d)Any Common Stock delivered as a result of conversion pursuant to this Section 7 shall be validly issued, fully paid and non-assessable, free and clear of any preemptive right, liens, claims, rights or encumbrances other than those arising under the General Corporation Law, the Bylaws or transfer restrictions under the Securities Act and state securities laws. Immediately following the settlement of any conversion, if any, the rights of the holders of converted Series A-4 Preferred Stock shall cease and the Persons entitled to receive shares of Common Stock upon the conversion of shares of Series A-4 Preferred Stock shall be treated for all purposes as having become the owners of such shares of Common Stock. Concurrently with such conversion, the converted shares of Series A-4 Preferred Stock shall cease to be outstanding, shall be canceled and the shares of Series A-4 Preferred Stock formerly designated pursuant to this Certificate of Designations shall be restored to authorized but unissued shares of Preferred Stock.
(e)If, after the Issuance Date, the Corporation (i) makes a distribution on its Common Stock in securities (including Common Stock) or other property or assets, (ii) subdivides or splits its outstanding Common Stock into a greater number of shares of Common Stock, (iii) combines or reclassifies its Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of its Common Stock any securities (including any reclassification in connection with a merger, consolidation or business combination in which the Corporation is the surviving Person or another constituent corporation is issuing equity securities in exchange for Common Stock, including a transaction contemplated by the proviso in clause (1) of the definition of Change of Control), then the Conversion Price in effect at the time of the record date for such distribution or of the effective date of such subdivision, split, combination, or reclassification shall be proportionately adjusted so that the conversion of the Series A-4 Preferred Stock after such time shall entitle the holder to receive the aggregate number of shares of Common Stock (or shares of any securities into which such shares of Common Stock would have been combined, consolidated, merged, reclassified or exchanged pursuant to clauses (ii) and (iii) above) that such holder would have been entitled to receive if the Series A-4 Preferred Stock had been converted into Common Stock immediately prior to such record date or effective date, as the case may be, and in the case of a merger, consolidation or business combination in which the Corporation is the surviving Person or another constituent corporation is issuing equity securities in exchange for Common Stock, the Corporation shall provide effective provisions to ensure that the provisions in this Certificate of Designations relating to the Series A-4 Preferred Stock shall not be abridged or amended and that the Series A-4 Preferred Stock shall thereafter retain the same powers, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions thereon, that the Series A-4 Preferred Stock had immediately prior to such transaction or event either in the Corporation if the surviving corporation

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or in the constituent corporation. An adjustment made pursuant to this Section 7(e) shall become effective immediately after the record date in the case of a distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification (including any reclassification in connection with a merger, consolidation or business combination in which the Corporation is the surviving Person or a constituent corporation) or split. Such adjustment shall be made successively whenever any event described above shall occur.
(f)At least fifteen (15) days prior to the consummation of any recapitalization, reorganization, consolidation, Change of Control, spin-off or other business combination (not otherwise addressed in Section 7(e) above) (a “Corporation Event”), the Corporation shall notify each Holder of such event (such notice to set forth in reasonable detail the material terms and conditions of such Corporation Event and the securities, cash or other assets, if any, which a holder of Series A-4 Preferred Stock and Common Stock (each on a per share basis) would receive upon the consummation of such event, to the extent known by the Corporation at the time); provided that the Corporation shall not be obligated to provide any holder with information that is otherwise not publicly available.
(g)Upon any adjustment to the Conversion Price pursuant to this Section 7, the Corporation promptly shall deliver to each Holder a certificate signed by an appropriate officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.
(h)The Corporation shall pay any and all issue, documentary, stamp and other taxes, excluding any income, franchise, property or similar taxes, that may be payable in respect of any issue or delivery of Common Stock on conversion of Series A-4 Preferred Stock pursuant hereto. However, the holder of any Series A-4 Preferred Stock shall pay any tax that is due because Common Stock issuable upon conversion thereof are issued in a name other than such holder’s name.
(i)No fractional shares of Common Stock shall be issued upon the conversion of any Series A-4 Preferred Stock. All Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A-4 Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional stock. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall not issue a fractional share of Common Stock but shall round the fractional share of Common Stock to the nearest whole share of Common Stock (and a 0.5 of a share of Common Stock shall be rounded up to the next higher share of Common Stock).
(j)The Corporation agrees that it will act in good faith to make any adjustment(s) required by this Section 7 equitably and in such a manner as to afford the Holders the benefits of the provisions hereof, and will not intentionally take any action to deprive such Holders of the express benefit hereof.
(k)Any conversion made pursuant to this Section 7, including any Issuer Forced Conversion made pursuant to Section 7(b), is subject to compliance with all applicable laws, rules and regulations, including any relevant stock exchange rules.
8.	Redemption.
(a)The Corporation has the option in its sole discretion, from time to time other than in connection with a Liquidation and to the extent permitted by applicable law, to redeem all or a portion of the then outstanding shares of Series A-4 Preferred Stock, for an amount per share of Series A-4 Preferred Stock equal to the Redemption Price, subject to a holder’s right to elect conversion set forth below. The “Redemption Price” means (a) for the period commencing on the Issuance Date and ending on the date that is one hundred and

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nineteen (119) days after the Issuance Date, one hundred percent (100%) of the Liquidation Preference at such time; (b) for the period commencing on the day that is one hundred and twenty (120) days after the Issuance Date and ending on the date that is one hundred and seventy-nine (179) days after the Issuance Date, one hundred and two percent (102%) of the Liquidation Preference at such time; (c) for the period commencing on the day that is one hundred and eighty (180) days after the Issuance Date and ending on the first (1st) anniversary of the Issuance Date, one hundred and five percent (105%) of the Liquidation Preference at such time; (d) for the period commencing on the day immediately after the first (1st) anniversary of the Issuance Date and ending on the second (2nd) anniversary of the Issuance Date, one hundred and eight percent (108%) of the Liquidation Preference at such time; and (e) any time after the second (2nd) anniversary of the Issuance Date, one hundred and twenty percent (120%) of the Liquidation Preference at such time. The Corporation may exercise its redemption option under this Section 8(a) by delivery of written notice to the Holders in the form attached as Annex B (the “Redemption Notice”), provided, however, that, to the extent permitted pursuant to Section 7(a), the Holders shall have five (5) Business Days from the date of receipt of any such Redemption Notice to, in lieu of being paid the cash Redemption Price, elect to convert the shares of Series A-4 Preferred Stock subject to such Redemption Notice in accordance with Section 7(a). Such redemption shall be completed on a date specified in the Redemption Notice, which shall be not less than ten (10) and not more than twenty (20) Business Days following the date of the Redemption Notice. If the Corporation redeems only a portion of the then outstanding shares of Series A-4 Preferred Stock, the shares of Series A-4 Preferred Stock subject to such redemption shall be allocated pro rata among the outstanding shares of Series A-4 Preferred Stock.
(b)Change of Control.
(i)At any time on or prior to the one hundred fiftieth (150th) day following the Issuance Date, upon the occurrence of a Change of Control, at the option of the Corporation, either (A) each Holder shall have all of their shares of Series A-4 Preferred Stock redeemed in exchange for, exchanged for or converted into the right to receive a cash payment per share of Series A-4 Preferred Stock equal to the Redemption Price as of such date or (B) each Holder shall be entitled to receive the same form and amount of consideration such Holder would have received pursuant to the applicable acquisition agreement if, immediately prior to the record date for payments relating to such Change of Control, such share of Series A-4 Preferred Stock had been converted into a number of shares of Common Stock equal to the quotient of (1) the Liquidation Preference as of such date multiplied by one hundred and seven point five percent (107.5%) and (2) the VWAP over fifteen (15) consecutive trading days ending on the third (3rd) trading day prior to the closing of the Change of Control transaction.
(ii)At any time after both the one hundred fiftieth (150th) day following the Issuance Date and the end of the Term Loan Restricted Period, upon the occurrence of a Change of Control, the Corporation shall offer each Holder a cash payment per share of Series A-4 Preferred Stock equal to the Redemption Price (the “Mandatory CoC Redemption Offer”); provided, however, that, notice of such Mandatory CoC Redemption Offer shall be provided to each Holder at least ten (10) Business Days prior to the consummation of such Change of Control and the Holders shall have five (5) Business Days from the date of receipt of any such notice to, in lieu of being paid the cash Redemption Price, elect to receive from the acquirer in the Change of Control transaction the same form and amount of consideration such Holder would have received pursuant to the applicable acquisition agreement if, immediately prior to the record date for payments relating to such Change of Control, such share of Series A-4 Preferred Stock had been converted into a number of shares of Common Stock at the Conversion Ratio (“CoC Conversion Consideration”).
(iii)At any time after the one hundred fiftieth (150th) day following the Issuance Date and prior to the end of the Term Loan Restricted Period, upon the occurrence of a Change of Control that occurs, the Corporation shall have the option to offer each Holder a cash payment per share of Series A-4 Preferred Stock it holds equal to the Redemption Price (the “Optional CoC Redemption

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Offer”). The Corporation shall notify each Holder at least ten (10) Business Days prior to the consummation of such Change of Control if it is electing to exercise the Optional CoC Redemption Offer, and the Holders shall have five (5) Business Days from the date of receipt of any such notice to, in lieu of being paid the cash Redemption Price, elect to receive the CoC Conversion Consideration from the acquirer in the Change of Control transaction in connection with the consummation of such Change of Control. If the Corporation does not elect to offer the Optional CoC Redemption Offer, the Holder shall be entitled to receive the CoC Conversion Consideration from the acquirer in the Change of Control transaction in connection with the consummation of such Change of Control.
(iv)(A) a “Change of Control” means (1) the consummation of any transaction by the Corporation the result of which is that any Person or “group” (as defined in the Securities Exchange Act of 1934, as amended), other than any Permitted Holder, becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the voting stock of the Corporation, measured by voting power rather than number of shares, units or the like; provided that a transaction in which the Corporation becomes a subsidiary of another Person shall not constitute a Change of Control if, immediately following such transaction, the Persons who were beneficial owners of the voting stock of the Corporation immediately prior to such transaction beneficially own, directly or indirectly, fifty percent (50%) or more of the total voting power of the voting stock of such other Person of whom the Corporation has become a subsidiary or (2) the sale of all or substantially all of the Corporation’s assets; and (B) the “Permitted Holder” means any holder of shares of Series A-4 Preferred Stock as of the Issuance Date and its affiliates.
(v)“Term Loan Restricted Period” means the period from the Issuance Date until the earliest of (a) the termination of the Term Loan Credit Agreement, (b) the first Business Day immediately following the first anniversary of the Maturity Date of the Term Loan Credit Agreement (as in effect on the date hereof), and (c) such time, if any, as the Term Loan Credit Agreement may be amended in a manner that would not cause the Series A-4 Preferred Stock to be “Disqualified Capital Stock” under the Term Loan Credit Agreement as a result of the Corporation being obligated to effect the Mandatory CoC Redemption Offer pursuant to clause (ii) above.
(vi)“Term Loan Credit Agreement” means the Amended and Restated Senior Secured Credit Agreement, dated as of November 24, 2021, by and among the Corporation, Halcón Holdings, LLC, Macquarie Bank Limited and the lenders from time to time party thereto, as amended, restated or otherwise modified from time to time.
(vii)“Maturity Date” means November 24, 2025.
(viii)“VWAP” means the dollar volume-weighted average price for the Common Stock on its trading market during the period beginning at 9:30:01 a.m., New York time (or such other time as the trading market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the trading market publicly announces is the official close of trading), as reported by Bloomberg, L.P. through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as the trading market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City Time (or such other time as the trading market publicly announces is the official close of trading), as reported by Bloomberg, L.P., or, if no dollar volume-weighted average price is reported for such security by Bloomberg, L.P. for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the VWAP cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the VWAP of the Common Stock shall be the fair market value of the Common Stock as determined by an

Annex V to A&R Charter | 11

independent nationally recognized investment banking firm mutually agreed to by the Corporation and holders of at least two-thirds (66 ⅔%) of the Series A-4 Preferred Stock then outstanding.
(ix)“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof or any other form of entity.
(c)The Holders and the Corporation agree that each will cooperate in good faith to determine the U.S. federal income tax treatment of any redemption by the Corporation of the Series A-4 Preferred Stock and will (and will cause its affiliates to), in connection with any such redemption, reasonably cooperate (i) to structure such redemption in a manner that permits each Holder to report the redemption payment as received in part or full payment in exchange for its Series A-4 Preferred Stock for U.S. federal income tax purposes if such structure can be achieved without any unreimbursed cost or expense to the Corporation (provided that, for the avoidance of doubt, the Holders and the Corporation acknowledge (A) that it may not be possible to structure any such redemption in a manner that permits a Holder to report a redemption payment as received in part or full payment in exchange for its Series A-4 Preferred Stock for U.S. federal income tax purposes, in which case the Corporation shall still be entitled to make any such redemption pursuant to this Section 8 as it determines is appropriate (and in the amounts it determines is appropriate) and (B) that different Holders may be subject to different treatment for U.S. federal income tax purposes), (ii) to allow each Holder a reasonable opportunity to transfer its Series A-4 Preferred Stock to an affiliate or third party prior to such redemption; provided that the Corporation shall not be required to assist in such transfer (other than in respect of registering such transfer on the books and records of the Corporation) and, for the avoidance of doubt, such transfer shall be subject to the other terms, conditions and restrictions applicable to the Series A-4 Preferred Stock, and (iii) if such redemption is funded by, or occurs in connection with, an issuance of equity by the Corporation, to cause the Person or Persons acquiring such equity to purchase the Series A-4 Preferred Stock from the Holders directly and to make any necessary amendments to this Certificate of Designations following such purchase as agreed between such purchaser(s) and the Corporation. If, as a result of the previous sentence, any such redemption of shares of Series A-4 Preferred Stock is delayed for more than thirty (30) days from the date on which the Corporation otherwise planned to make such redemption (the “30 Day Date”) and the redemption occurs, the Series A-4 Dividend shall stop accumulating (including with respect to any Unpaid Dividend Accrual) on the shares of Series A-4 Preferred Stock that are to be redeemed from the 30 Day Date until the date of such redemption and the Redemption Price for such redemption shall be that applicable at the 30 Day Date. The Corporation further agrees that, for every taxable year in which the Series A-4 Preferred Stock remains outstanding (other than tax year 2024), it shall use reasonable best efforts to conduct and/or update its current “earnings and profits study” (or similar analysis) to determine its then-current and accumulated earnings and profits.
9.	NYSE American Issuance Limitation.
(a)No Holder will be entitled to receive converted shares of Common Stock or other shares of Common Stock issuable upon redemption, dividend payments, or as otherwise provided in this Certificate of Designations to the extent such issuance would result in a violation of the NYSE American Company Guide or rules of the national securities exchange upon which the Common Stock is then listed (the “NYSE American Issuance Limitation”), unless either (i) the Corporation obtains the Stockholder Approval and the Schedule 14C Action has been completed, or (ii) the Corporation determines upon advice of counsel that Stockholder Approval and the Schedule 14C Action are not required to effect the conversion, in each such case, the NYSE American Issuance Limitation will no longer apply.
(b)“Stockholder Approval” means stockholder approval of the proposal to issue Common Stock upon conversion of the Series A-4 Preferred Stock for purposes of Rule 713 of the New York Stock Exchange American Listed Company Manual, or to comply with the applicable rules of the national securities exchange

Annex V to A&R Charter | 12

upon which the Common Stock is then listed.
(c)“Schedule 14C Action” means, collectively, (i) the filing of an Information Statement on Schedule 14C relating to the issuance of converted shares of Common Stock or other shares of Common Stock issuable upon redemption, dividend payments, or as otherwise provided in this Certificate of Designations with the United States Securities and Exchange Commission (the “SEC”) and the receipt from the SEC of notice that it has no comments thereon, (ii) the mailing of such Information Statement to the Corporation’s shareholders and (iii) the expiration of the twenty (20) calendar day waiting period under Rule 14c-2(b).
(d)Notwithstanding anything herein to the contrary, if the Holders (together with their respective affiliates) collectively beneficially own fifty percent (50%) or more of the outstanding Common Stock at the time a transaction is contemplated pursuant to which the NYSE American Issuance Limitation would reduce the consideration being issued to the Holders in connection with such transaction (“Subject Transaction”), the Corporation shall notify the Holders of such Subject Transaction and the related NYSE American Issuance Limitation at least ten (10) Business Days prior to the consummation of such Subject Transaction and give the Holders five (5) Business Days from the date of receipt of any such notice to provide a Stockholder Approval, and if such Stockholder Approval is timely received, the Corporation shall not consummate such Subject Transaction until the Schedule 14C Action removing the NYSE American Issuance Limitation has been completed.
10.	Additional Procedures.
(a)In connection with any conversion pursuant to Section 7 or redemption in accordance with Section 8, the Holder must deliver transfer instruments reasonably satisfactory to the Corporation, at the principal office of the Corporation (or such other place mutually acceptable to the Holder and the Corporation) together with written notice that such Holder elects to convert all or such lesser number of shares as specified therein.
(b)Transfers of Series A-4 Preferred Stock held in uncertificated, book-entry form shall be made only upon the transfer books of the Corporation kept at an office of the Corporation upon receipt of proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the stock. The Corporation may refuse any requested transfer until furnished evidence reasonably satisfactory to it that such transfer is made in accordance with the terms of this Certificate of Designations.
11.	No Other Rights.

The shares of Series A-4 Preferred Stock shall not have any powers, designations, preferences or relative, participating, optional, or other special rights, nor shall there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth herein or in the Certificate of Incorporation, or as may be provided by law.

12.	Other Provisions.
(a)The shares of Series A-4 Preferred Stock shall not be subject to the operation of any retirement or sinking fund.
(b)In case any one or more of the provisions contained in this Certificate of Designations shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Furthermore, in lieu of any such invalid, illegal or unenforceable provision, the Corporation shall use its reasonable best efforts to add as a part of this Certificate of Designations a provision as similar in terms to such invalid, illegal or unenforceable

Annex V to A&R Charter | 13

provision as may be possible and be legal, valid and enforceable, unless the requisite parties separately agree to a replacement provision that is valid, legal and enforceable.
(c)Any payments, issuances or distributions required to be made hereunder on any day that is not a Business Day shall be made on the next succeeding Business Day without interest or additional payment for such delay. All payments required hereunder shall be made by wire transfer of immediately available funds in United States Dollars to the Holders in accordance with the payment instructions as such Holders may deliver by written notice to the Corporation from time to time.
(d)Unless otherwise agreed to by the Corporation and the applicable Holder, any certificate representing the Series A-4 Preferred Stock (and the Common Stock issuable upon conversion thereof) will bear a restrictive legend substantially in the form set forth below, which is hereby incorporated in and expressly made a part of this Certificate of Designations, and will be subject to the restrictions set forth therein. In addition, any such certificate may have notations, additional legends or endorsements required by law, stock exchange rules, and agreements to which the Corporation and all of the Holders of Series A-4 Preferred Stock in their capacity as Holders are subject, if any.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS FILED WITH THE SECRETARY OF STATE FOR THE STATE OF DELAWARE PURSUANT TO SECTION 202 OF THE DELAWARE GENERAL CORPORATION LAW (THE “CERTIFICATE OF DESIGNATIONS”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE CERTIFICATE OF DESIGNATIONS. A COPY OF THE CERTIFICATE OF DESIGNATIONS WILL BE FURNISHED WITHOUT CHARGE BY THE CORPORATION TO THE HOLDER UPON REQUEST.

13.	Effective Date.

This Certificate of Designations shall become effective on May 13, 2024.

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Annex A-1

Conversion Notice

The undersigned holder of Series A-4 Preferred Stock hereby irrevocably elects to convert the number of shares of Series A-4 Preferred Stock indicated below pursuant to Section 7(a) of the Certificate of Designations into shares of Common Stock at the Conversion Ratio. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A-4 Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on May 13, 2024 (the “Certificate of Designations”).

Conversion Calculations:

Number of shares of Series A-4 Preferred Stock owned prior to conversion: [_____]

Number of shares of Series A-4 Preferred Stock to be converted: [_____]

Number of shares of Common Stock to be issued: [_____]

[HOLDER]

 By:

 Name:

 Title:

 Date:

Annex V to A&R Charter | 15

Annex A-2

Issuer Conversion Notice

Battalion Oil Corporation, a Delaware corporation, hereby irrevocably elects to convert the number of shares of Series A-4 Preferred Stock held by you indicated below into shares of Common Stock at the Conversion Ratio on the date set forth below pursuant to Section 7(b) of the Certificate of Designations. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A-4 Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on May 13, 2024 (the “Certificate of Designations”).

Holder: [_____]

Conversion Calculations:

Number of Shares of Series A-4 Preferred Stock owned by you prior to conversion: [_____]

Number of Shares of Series A-4 Preferred Stock owned by you to be converted: [_____]

Number of shares of Common Stock to be issued: [_____]

BATTALION OIL CORPORATION

 By:

 Name:

 Title:

 Date:

Annex V to A&R Charter | 16

Annex B

Redemption Notice

Battalion Oil Corporation, a Delaware corporation, hereby irrevocably elects to redeem the number of shares of Series A-4 Preferred Stock held by you indicated below on the date set forth below. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations of Series A-4 Redeemable Convertible Preferred Stock, filed by Battalion Oil Corporation on May 13, 2024.

Holder: [_____]

Date of redemption: [_____]

Redemption Calculations:

Number of Shares of Series A-4 Preferred Stock owned by you prior to redemption: [_____]

Number of Shares of Series A-4 Preferred Stock owned by you to be redeemed: [_____]

Redemption Price: [___]

Elect a Single Form of Payment of Redemption Price:

___ Cash (Cash payment to be made to you: [_____])

BATTALION OIL CORPORATION

 By:

 Name:

 Title:

 Date:

Annex V to A&R Charter | 17

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V74124-P32687 01) Jonathan D. Barrett 02) David Chang 03) Gregory S. Hinds 04) Ajay Jegadeesan 05) Matthew B. Steele 06) William D. Rogers For All Withhold All For All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. Nominees: 2. To approve, in a non-binding advisory vote, executive compensation of the Company's named executive officers. 3. To determine, in a non-binding advisory vote, whether a stockholder vote to approve the compensation of the Company's named executive officers should occur every one, two or three years. BATTALION OIL CORPORATION The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal: NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors recommends you vote "3 Years" on the following proposal: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1. To elect six directors to serve until the next Annual Meeting of Stockholders in accordance with our certificate of incorporation and bylaws. The Board of Directors recommends you vote FOR each of the following: 4. To approve a proposed amended and restated certificate of incorporation, which will amend and restate our current Amended and Restated Certificate of Incorporation (the “Charter”), to: 4b. adopt a provision to waive the corporate opportunity doctrine with respect to the Company's stockholders, directors and their affiliates (the “Corporate Opportunity Amendment”); 4a. adopt a provision to provide for the exculpation of officers as permitted by recent amendments to Delaware law (the “Officer Exculpation Amendment”); 4c. adopt a provision revising the votes required to amend, revise, or otherwise modify the terms of preferred stock, including when set forth in a certificate of designations (the “Preferred Stock Voting Amendment”); and ! ! ! ! ! ! ! 1 Year 2 Years 3 Years Abstain For Against Abstain 4d. further update the Charter's text by removing or modifying expired provisions, integrating previously approved amendments and making minor clarifications and other updates, including to approve the amended terms of our Series A-1 Preferred Stock (the “Charter Updates”). ! ! ! ! ! ! ! ! ! ! ! ! BATTALION OIL CORPORATION C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 !!! SCAN TO VIEW MATERIALS & VOTEZ VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 11, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 11, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V74125-P32687 BATTALION OIL CORPORATION Annual Meeting of Stockholders June 12, 2025 11:00 AM This proxy is solicited by the Board of Directors The stockholders hereby appoint Matthew B. Steele and Walter Mayer, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of BATTALION OIL CORPORATION that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM Central Time on June 12, 2025, at Two Memorial City Plaza, 820 Gessner Road, Magnolia Conference Room (Suite 280), Houston, Texas 77024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.